UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-21413

Name of Fund: BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating Rate Income Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2018

Date of reporting period: 02/28/2018

Item 1 – Report to Stockholders

FEBRUARY 28, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended February 28, 2018, assets with higher risk and return potential, such as stocks and high-yield bonds, continued to deliver strong performance. Faster global growth drove the equity market, while rising interest rates constrained bond returns.

Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment. Higher prices for industrial metals also bolstered the outlook for emerging-market countries.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, the 10-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, higher wages, and steady job growth drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times during the year. In October 2017, the Fed also began to reduce its balance sheet, while setting expectations for additional rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth and inflation, as well as limited bond supply, put steady pressure on other central banks to follow in the Fed’s footsteps. In October 2017, the ECB announced plans to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, as the country’s inflation rate remained below 2.0%.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.84%	17.10%
U.S. small cap equities (Russell 2000® Index)	8.30	10.51
International equities (MSCI Europe, Australasia, Far East Index)	7.12	20.13
Emerging market equities (MSCI Emerging Markets Index)	10.58	30.51
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.58	0.99
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(5.47)	(2.54)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.15)	2.32
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.11	4.18
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of February 28, 2018 ($14.50)(a)	5.05%
Current Monthly Distribution per Common Share(b)	$0.0610
Current Annualized Distribution per Common Share(b)	$0.7320
Economic Leverage as of February 28, 2018(c)	30%

(a)	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change.
(c)	Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	02/28/18	08/31/17	Change	High	Low
Market Price	$14.50	$14.10	2.84%	$14.50	$13.70
Net Asset Value	14.99	14.93	0.40	15.07	14.87

Market Price and Net Asset Value History For the Past Five Years

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of February 28, 2018 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended February 28, 2018 were as follows:

		Average Annual Total Returns
	6-Month	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	3.03%	4.79%	5.45%	5.45%
Fund at Market Price(a)(b)	5.52	3.56	7.51	3.32
S&P/LSTA Leveraged Loan Index(c)	2.69	4.22	4.24	4.01

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged market value-weighted index (the “Reference Benchmark”) designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

FRA is presenting the Reference Benchmark to accompany fund performance. The Reference Benchmark is presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Fund’s performance to differ materially from that of the Reference Benchmark. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Floating rate loan interests (bank loans) benefited from a strong appetite for credit over much of the six-month period. The largest sector contributors to the Fund’s performance over the period included technology, health care and independent energy. More modest positive contributions were seen from the life insurance and government-related sectors. B-rated loan credits were the largest quality driver of positive performance, consistent with the Fund’s overweight positioning with respect to this segment. Finally, from an asset allocation perspective, tactical exposures were substantial positive contributors, including a net-long equity position, high yield corporate bonds and collateralized loan obligations.

Exposure to chemicals sector was the sole detractor from the Fund’s absolute performance. From a credit rating perspective, there were no absolute detractors over the semi-annual period as all quality segments had positive performance. While the Fund’s tactical exposures contributed positively in aggregate, within this allocation holdings of convertible securities detracted.

Describe recent portfolio activity.

While the Fund’s stance on bank loans remained constructive, overall risk levels continued to reflect the expectation of a coupon-driven return environment, with limited potential for upside price movement. The Fund continued to focus on the higher-quality portions of the market in terms of loan structure, quality and liquidity. Investments were concentrated in companies believed to have stable cash flows, high quality collateral, and the ability to meet interest obligations and ultimately return principal. In the investment adviser’s view, this focus on quality remains critical as the strong bid for credit assets from the institutional community potentially gives rise to riskier issuance. The Fund reduced its sector exposure to airlines and retailers, while the allocations to technology and gaming were increased.

Describe portfolio positioning at period end.

At period end, the Fund held the great majority of its portfolio in floating rate bank loans. The Fund maintained its highest concentration in higher coupon B-rated loans of select issuers, while limiting exposure to both higher quality loans with less compelling risk/reward profiles and lower-rated loans with more equity-like profiles and greater downside risk should credit sentiment weaken. The Fund had a meaningful position in high yield corporate bonds, which was used in part to maintain exposure to energy-related assets given better quality companies compared to the bank loan universe. At period-end, top issuer overweight positions included CenturyLink/Level 3 (wirelines), Altice (cable & satellite), and New Lightsquared (wireless).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	5

Fund Summary as of February 28, 2018 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	02/28/18		08/31/17
Floating Rate Loan Interests	91%		93%
Corporate Bonds	6		6
Asset-Backed Securities	2		1
Investment Companies	1		—	(a)
Common Stocks(a)	—		—
Short-Term Securities(a)	—		—
Other	—	(b)	—	(b)

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Options Purchased, Other Interests, Preferred Securities, Rights and Warrants.

CREDIT QUALITY ALLOCATION (c)(d)

	02/28/18	08/31/17
A(a)	—	—
BBB/Baa	8%	9%
BB/Ba	39	42
B	41	40
CCC/Caa	3	5
N/R	9	4

(c)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(d)	Excludes Options Purchased and Short-Term Securities.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of February 28, 2018	BlackRock Limited Duration Income Trust

Fund Overview

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;

•	senior, secured floating rate loans made to corporate and other business entities; and

•	U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade at the time of investment or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of February 28, 2018 ($15.24)(a)	6.26%
Current Monthly Distribution per Common Share(b)	$0.0795
Current Annualized Distribution per Common Share(b)	$0.9540
Economic Leverage as of February 28, 2018(c)	30%

(a)	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change.
(c)	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	02/28/18	08/31/17	Change	High	Low
Market Price	$15.24	$15.99	(4.69)%	$16.30	$15.10
Net Asset Value	16.86	17.02	(0.94)	17.14	16.77

Market Price and Net Asset Value History For the Past Five Years

FUND SUMMARY	7

Fund Summary as of February 28, 2018 (continued)	BlackRock Limited Duration Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended February 28, 2018 were as follows:

		Average Annual Total Returns
	6-month	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	2.07%	5.95%	6.74%	6.82%
Fund at Market Price(a)(b)	(1.79)	1.46	6.50	3.58
Reference Benchmark(c)	0.95	2.97	3.54	3.56
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	1.11	4.18	5.20	5.34
S&P/LSTA Leveraged Loan Index(e)	2.69	4.22	4.24	4.01
BATS S Benchmark(f)	(0.93)	0.54	1.14	1.29

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (33.33%), the S&P/LSTA Leveraged Loan Index (33.33%), and the BATS S Benchmark (33.34%). The Reference Benchmark’s index content and weightings may have varied over past periods.
(d)	An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.
(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(f)	A composite index comprised of Bloomberg Barclays ABS 1-3 Year AAA Rated ex Home Equity Index, Bloomberg Barclays Corporate 1-5 year Index, Bloomberg Barclays CMBS Investment Grade 1-3.5 Yr. Index, Blomberg Barclays MBS 15 Yr Index and Bloomberg Barclays Credit Ex-Corporate 1-5 Yr Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BLW is presenting the Reference Benchmark to accompany fund performance. The Reference Benchmark is presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Fund’s performance to differ materially from that of the Reference Benchmark. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The largest contributors to the Fund’s performance over the period were its allocations to senior loans, high yield corporate issues and asset-backed securities (“ABS”). The Fund’s duration (sensitivity to interest rate movements) and yield curve positioning also contributed to returns.

The largest detractors from performance were the Fund’s exposures to investment grade corporate bonds and mortgage-backed securities (“MBS”).

The Fund held derivatives during the period, including Treasury futures, currency forwards, currency options, interest rate swaps and credit default swaps. Derivative positions were used primarily to adjust duration and yield curve exposure, as well as to manage credit and currency risk. Currency forwards were employed to provide the portfolio with active currency exposure. The Fund’s use of derivatives contributed to performance during the period.

Describe recent portfolio activity.

Given the investment adviser’s view that both the London Inter-Bank Offered Rate (“LIBOR”) (the reference rate applied to most loans) and longer-term interest rates would move higher, the Fund’s allocation was rotated to a more defensive posture. The Fund’s allocation within high yield corporate issues was reduced and rotated into senior loans in order to protect the Fund from higher funding costs associated with rising LIBOR rates. In addition, the Fund’s short duration stance was further reduced in order to mitigate the impact of rising interest rates.

Describe portfolio positioning at period end.

At period end, the Fund maintained a diversified exposure to non-government spread sectors including high yield corporate bonds, senior loans, investment grade corporate credit, commercial MBS, ABS, agency and non-agency residential MBS, emerging market debt and foreign sovereign debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of February 28, 2018 (continued)	BlackRock Limited Duration Income Trust

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	2/28/2018		8/31/2017
Corporate Bonds	43%		45%
Floating Rate Loan Interests	27		27
Asset-Backed Securities	10		9
Preferred Securities	8		8
Non-Agency Mortgage-Backed Securities	5		6
Foreign Agency Obligations	3		4
U.S. Government Sponsored Agency Securities	3		1
Short-Term Securities	1		—	(a)
U.S Treasury Obligations	—		—	(a)
Other	—	(b)	—	(c)

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Options Written, Other Interests, Rights and Warrants.
(c)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Options Written, Other Interests, Rights, Short-Term Securities and Warrants.

CREDIT QUALITY ALLOCATION (d)(e)

	2/28/2018	8/31/2017
AAA/Aaa	2%	4%
AA/Aa	1	1
A	5	6
BBB/Baa	20	19
BB/Ba	35	33
B	28	29
CCC/Caa	5	4
N/R(f)	4	4

(d)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(e)	Excludes Options Purchased, Options Written and Short-Term Securities.
(f)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

FUND SUMMARY	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the reverse repurchase agreements (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Shares		Value
Common Stocks — 0.3%

Chemicals — 0.0%
GEO Specialty Chemicals, Inc.(a)(b)		167,777	$58,722

Diversified Financial Services — 0.2%
Kcad Holdings I Ltd.(a)(b)		309,827,230	824,141

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		14,906	701

Hotels, Restaurants & Leisure — 0.0%
Caesars Entertainment Corp.(b)		19,011	241,440

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(b)		1,860	13,187

Software — 0.1%
Avaya Holdings Corp.(b)		35,077	736,266

Specialty Retail — 0.0%
Things Remembered, Inc.(a)(b)		932,803	9

Total Common Stocks — 0.3% (Cost — $4,449,514)			1,874,466

	Par (000)
Asset-Backed Securities — 2.7%
ALM VII R Ltd., Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.70%), 4.42%, 10/15/28(c)(d)	USD	250	255,471
ALM XVII Ltd., Series 2015-17A, Class C1, (3 mo. LIBOR US + 4.15%), 5.87%, 01/15/28(c)(d)		500	503,914
AMMC CLO Ltd., Series 2014-15A, Class D, (3 mo. LIBOR US + 4.20%), 5.74%, 12/09/26(c)(d)		250	254,185
Ares CLO Ltd., Series 2016-40A, Class C, (3 mo. LIBOR US + 3.70%), 5.42%, 10/15/27(c)(d)		250	253,057
Ares XXXII CLO Ltd., Series 2014-32A, Class CR, (3 mo. LIBOR US + 3.45%), 5.29%, 11/15/25(c)(d)		1,000	1,001,206
Ares XXXIII CLO Ltd., Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.95%), 3.97%, 12/05/25(c)(d)		450	454,837
Atlas Senior Loan Fund X Ltd., Series 2018-10A(d)(e):
Class B, 3.21%, 01/15/31		500	500,955
Class C, 3.56%, 01/15/31		500	501,380
Atrium X, Series 10A, Class DR, (3 mo. LIBOR US + 3.00%), 4.72%, 07/16/25(c)(d)		250	250,510
Babson CLO, Ltd., Series 2015-IA, Class AR, 2.72%, 01/20/31(a)(d)(e)		1,000	1,000,000
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A2R, (3 mo. LIBOR US + 2.05%), 3.79%, 01/20/29(c)(d)		500	505,145
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, 4.40%, 10/15/30(d)(e)		250	252,609
Cedar Funding II CLO, Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.23%), 3.29%, 06/09/30(c)(d)		500	503,351
CIFC Funding Ltd.(d):
Series 2013-4A, Class DR, (3 mo. LIBOR US + 3.35%), 5.31%, 11/27/24(c)		250	250,876
Series 2014-2A, Class A3LRSeries 2018-1A, Class C, 1.00%, 04/18/31(e)(f)		375	373,951
Series 2014-2A, Class A3LR, (3 mo. LIBOR US + 2.25%), 4.19%, 05/24/26(c)		280	280,845
Series 2018-1A, Class B, 1.00%, 04/18/31(e)(f)		375	375,659

Security	Par (000)		Value
Asset-Backed Securities (continued)
Galaxy CLO Ltd., Series 2015-21A, Class AR, 2.76%, 04/20/31(d)(e)(f)	USD	250	$250,000
Galaxy CLO, Ltd., Series 2015-21A, Class CR, 3.49%, 04/20/31(d)(e)(f)		250	250,000
GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.20%), 3.94%, 04/20/29(c)(d)		250	250,563
Highbridge Loan Management Ltd., Series 2013-2A, Class CR, 4.64%, 10/20/29(d)(e)		250	256,113
LCM XVIII LP, Series 18A, Class INC, 0.00%, 04/20/27(d)(e)		1,000	610,886
Madison Park Funding Ltd., Series 2018-27A, Class B, 1.00%, 04/20/30(d)(e)(f)		1,000	1,000,000
Octagon Investment Partners Ltd., Series 2013-1A(d)(e):
Class A1R2, 3.02%, 01/25/31		250	250,000
Class BR2, 3.42%, 01/25/31		350	350,000
Class CR2, 3.72%, 01/25/31		350	350,000
Class ER2, 7.17%, 01/25/31		250	250,000
OZLM XIX Ltd., Series 2017-19A, Class C, 4.47%, 11/22/30(d)(e)		250	253,627
Palmer Square CLO Ltd., Series 2018-1A(d)(e)(f):
Class A1, 1.00%, 04/18/31		300	300,000
Class A2, 1.00%, 04/18/31		250	250,000
Class B, 1.00%, 04/18/31		250	250,000
Class D, 1.00%, 04/18/31		250	250,000
Sound Point CLO III, Ltd., Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.35%), 5.07%, 07/15/25(c)(d)		250	250,477
TCI-Cent CLO Ltd., Series 2016-1A, Class A2, (3 mo. LIBOR US + 2.20%), 3.96%, 12/21/29(c)(d)		300	303,594
Treman Park CLO Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 3.86%), 5.60%, 04/20/27(c)(d)		1,400	1,407,776
Venture XIX CLO Ltd., Series 2014-19A, Class BR, (3 mo. LIBOR US + 2.00%), 3.72%, 01/15/27(c)(d)		250	251,894
Webster Park CLO Ltd., Series 2015-1A, Class C, (3 mo. LIBOR US + 4.05%), 5.79%, 01/20/27(c)(d)		500	500,631

Total Asset-Backed Securities — 2.7% (Cost — $15,503,644)			15,353,512

Corporate Bonds — 9.1%

Aerospace & Defense — 0.5%
Bombardier, Inc.(d):
7.75%, 03/15/20		1,533	1,636,477
7.50%, 03/15/25		1,160	1,190,450

			2,826,927
Airlines — 0.5%
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 06/03/18		2,605	2,624,277

Banks — 0.0%
CIT Group, Inc., 5.00%, 08/01/23		135	138,713

Capital Markets — 0.3%
Blackstone CQP Holdco LP(d):
6.50%, 03/20/21		1,536	1,549,440
6.00%, 08/18/21		249	250,183

			1,799,623

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Chemicals — 0.8%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(d)	USD	856	$860,280
GEO Specialty Chemicals, Inc., 15.24%, 10/18/25(a)		1,853	2,627,744
Momentive Performance Materials, Inc., 3.88%, 10/24/21		1,083	1,126,320

			4,614,344
Construction Materials — 0.1%
HD Supply, Inc., 5.75%, 04/15/24(d)		609	638,689

Containers & Packaging — 0.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 05/15/24(d)		300	321,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(3 mo. LIBOR US + 3.50%), 5.22%, 07/15/21(c)(d)		3,795	3,837,694

			4,159,069
Diversified Consumer Services — 0.2%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(d)		1,053	1,146,454

Diversified Telecommunication Services — 0.4%
Level 3 Financing, Inc., 5.25%, 03/15/26		2,158	2,077,053

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20(a)(b)		1,061	—

Environmental, Maintenance, & Security Service — 0.1%
Tervita Escrow Corp., 7.63%, 12/01/21(d)		540	542,700

Health Care Providers & Services — 0.1%
CHS/Community Health Systems, Inc., 5.13%, 08/01/21		555	511,988

Health Care Services — 0.0%
Aveta Inc. Escrow, 7.00%, 04/01/19(a)(d)		1,347	—

Hotels, Restaurants & Leisure — 0.3%
New Red Finance, Inc., 5.00%, 10/15/25(d)		980	954,887
Scientific Games International, Inc., 7.00%, 01/01/22(d)		387	407,318

			1,362,205
IT Services — 0.2%
First Data Corp., 7.00%, 12/01/23(d)		1,160	1,219,450

Media — 1.1%
Altice Financing SA(d):
6.63%, 02/15/23		550	549,313
7.50%, 05/15/26		875	881,562
Altice US Finance I Corp., 5.50%, 05/15/26(d)		350	346,500
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		1,218	1,248,450
Series B, 7.63%, 03/15/20		545	544,319
CSC Holdings LLC, 10.88%, 10/15/25(d)		1,040	1,227,200
SFR Group SA(d):
6.00%, 05/15/22		842	817,792
7.38%, 05/01/26		616	594,625

			6,209,761
Metals & Mining — 1.2%
Constellium NV, 6.63%, 03/01/25(d)		300	310,500
Freeport-McMoRan, Inc.:
2.38%, 03/15/18		2,021	2,019,383
3.88%, 03/15/23		625	606,250
Novelis Corp., 6.25%, 08/15/24(d)		991	1,013,298
Teck Resources Ltd., 3.75%, 02/01/23		3,058	2,989,195

			6,938,626

Security	Par (000)		Value
Oil, Gas & Consumable Fuels — 1.2%
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/24	USD	670	$749,730
CONSOL Energy, Inc., 5.88%, 04/15/22		3,552	3,571,980
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(d)		995	1,037,288
Halcon Resources Corp., Series WI, 6.75%, 02/15/25		284	286,840
NGPL PipeCo LLC(d):
4.38%, 08/15/22		590	588,525
4.88%, 08/15/27		415	418,631

			6,652,994
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Inc., 5.50%, 11/01/25(d)		1,870	1,850,131

Real Estate Investment Trusts (REITs) — 0.0%
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		46	51,497

Software — 0.9%
Infor US, Inc., 6.50%, 05/15/22		1,176	1,202,460
Informatica LLC, 7.13%, 07/15/23(d)		658	670,831
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(d)		2,163	2,428,616
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(d)		866	878,990

			5,180,897
Wireless Telecommunication Services — 0.1%
Sprint Communications, Inc., 7.00%, 08/15/20		325	340,031

Total Corporate Bonds — 9.1% (Cost — $50,900,314)			50,885,429

Floating Rate Loan Interests(g) — 133.9%

Aerospace & Defense — 1.6%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.40%, 08/18/24		3,481	3,499,169
DAE Aviation Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75% 1.00% Floor), 5.40%, 07/07/22		509	512,835
TransDigm, Inc., 2017 Extended Term Loan F, (3 mo. LIBOR + 2.75%), 4.44%, 06/09/23		4,853	4,880,290

			8,892,294
Air Freight & Logistics — 0.8%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2, (1 mo. LIBOR + 2.25%), 3.84%, 04/03/22		841	839,651
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.50%), 6.50%, 03/19/21(a)		733	717,939
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.27%, 03/19/21		745	730,973
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.27%, 03/19/21		128	126,032
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.27%, 03/19/21		992	973,581
Livingston International, Inc., Term Loan B3, (3 mo. LIBOR + 5.75%), 7.44%, 03/20/20		541	540,036
XPO Logistics, Inc., 2018 Term Loan B, 3.85%, 02/23/25		541	541,988

			4,470,200

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Airlines — 0.0%
Northwest Airlines, Inc., Term Loan, (6 mo. LIBOR + 1.23%), 2.68%, 09/10/18(a)	USD	239	$237,772

Auto Components — 0.9%
Boing US Holdco, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.29%, 10/03/24		1,260	1,265,519
Dayco Products LLC, 2017 Term Loan B, (1 mo. LIBOR + 5.00%), 6.65%, 05/19/23(a)		1,022	1,033,776
FPC Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.00%), 5.69%, 11/19/19		987	982,465
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.59%, 04/30/19		582	581,486
GPX International Tire Corp., Term Loan(a)(b):
12.25%, 03/30/12		1,097	—
PIK, 13.00%, 03/30/12(h)		18	—
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 4.69%, 05/16/24		1,302	1,299,407

			5,162,653
Automobiles — 0.3%
CH Hold Corp. :
1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 02/01/24		1,278	1,284,010
2nd Lien Term Loan, (1 mo. LIBOR + 7.25% 1.00% Floor), 8.90%, 02/01/25(a)		245	248,062

			1,532,072
Banks — 0.3%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.02%, 11/01/24		1,637	1,635,985

Building Materials — 0.3%
Allied Universal HoldCo LLC, 2015 Term Loan, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.44%, 07/28/22		842	832,528
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (3 mo. LIBOR + 8.50% 1.00% Floor), 10.27%, 07/28/23		645	638,550

			1,471,078
Building Products — 1.3%
Continental Building Products LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 3.91%, 08/18/23		390	393,394
CPG International Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75% 1.00% Floor), 5.59%, 05/03/24		1,942	1,955,175
Jeld-Wen Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 3.69%, 12/14/24		1,620	1,627,695
Ply Gem Industries, Inc., Term Loan, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.69%, 02/01/21		766	767,882
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.95%, 12/19/23		2,720	2,736,593

			7,480,739
Capital Markets — 1.3%
Duff & Phelps Corp., 2017 Term Loan B, 02/13/25(k)		535	538,863
EIG Management Company LLC, 2018 Term Loan B, 01/30/25(k)		1,703	1,715,049
FinCo I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 12/27/22		1,460	1,473,140
Greenhill & Co., Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75% 1.00% Floor), 5.38%, 10/12/22		1,577	1,586,856
RPI Finance Trust, Term Loan B6, (3 mo. LIBOR + 2.00%), 3.69%, 03/27/23		1,709	1,717,617

			7,031,525

Security	Par (000)		Value
Chemicals — 4.3%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.69%, 01/31/24	USD	1,020	$1,026,504
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 3.69%, 06/01/24		2,327	2,339,626
CeramTec Acquisition Corp., Term Loan B2, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.73%, 08/30/20(a)		113	112,308
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 05/16/24		1,448	1,449,897
Chemours Company, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 05/12/22		903	907,289
EaglePicher Technologies LLC, 1st Lien Term Loan B, 02/27/25(k)		1,115	1,115,703
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 06/28/24		620	626,591
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 11/07/24		1,045	1,051,531
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.75%), 5.49%, 07/09/19		444	424,333
H.B. Fuller Co., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.84%, 10/20/24		2,339	2,349,383
Invictus(k):
1st Lien Term Loan, 01/24/25		828	833,760
2nd Lien Term Loan, 01/23/26		430	432,958
MacDermid, Inc. :
Term Loan B6, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 06/07/23		1,319	1,326,439
Term Loan B7, (1 mo. LIBOR + 2.50% 1.00% Floor), 4.15%, 06/07/20		1,914	1,921,574
Oxea Holding Drei GmbH, 2017 Term Loan B2, (3 mo. LIBOR + 3.50%), 5.25%, 10/11/24(a)		3,571	3,588,905
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.29%, 02/08/25		2,856	2,869,233
Solenis International LP, 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.23%, 07/31/21		1,493	1,485,576
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.50%, 08/07/20		422	422,518

			24,284,128
Commercial Services & Supplies — 7.3%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.72%, 11/10/23		3,304	3,314,973
Aramark Services, Inc., 2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.65%, 03/11/25		294	295,402
Asurion LLC :
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.65%, 08/04/25		986	1,009,910
2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.40%, 08/04/22		1,990	1,998,882
2018 Term Loan B6, (1 mo. LIBOR + 2.75%), 4.65%, 11/03/23		3,104	3,119,545
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 10/03/23		3,865	3,890,102
Casella Waste Systems, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.09%, 10/17/23		931	932,926
Catalent Pharma Solutions, Inc., Term Loan B, (1 mo. LIBOR + 2.25% 1.00% Floor), 3.90%, 05/20/24		3,591	3,603,311
Clean Harbors, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.65%, 06/27/24		657	659,984
Convergint Technologies LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.66%, 02/03/25		583	582,062

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Services & Supplies (continued)
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.59%, 02/15/24	USD	3,068	$3,091,111
Dealer Tire LLC, 2017 Term Loan B, (OR + 3.25% 1.00% Floor), 5.00%, 12/22/21(a)		1,194	1,210,976
Employbridge LLC, Exit Term Loan, (3 mo. LIBOR + 6.50% 1.00% Floor), 8.19%, 05/16/20		370	365,266
Garda World Security Corp., 2017 Term Loan, (PRIME + 2.50%), 7.00%, 05/24/24		918	925,883
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75% 1.00% Floor), 6.44%, 11/03/23		936	944,458
KAR Auction Services, Inc. :
Term Loan B4, (3 mo. LIBOR + 2.25%), 4.00%, 03/11/21		864	868,811
Term Loan B5, (3 mo. LIBOR + 2.50%), 4.25%, 03/09/23		1,669	1,677,001
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 05/02/22		2,788	2,810,349
US Security Associates Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.69%, 07/14/23		2,398	2,415,540
West Corp., 2017 Term Loan, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.65%, 10/10/24		3,379	3,406,283
Wrangler Buyer Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 4.65%, 09/27/24		3,608	3,625,213

			40,747,988
Communications Equipment — 1.0%
Avaya, Inc., Exit Term Loan B, (1 mo. LIBOR + 4.75% 1.00% Floor), 6.34%, 12/15/24		1,469	1,475,850
Colorado Buyer, Inc., Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.78%, 05/01/24		1,716	1,724,648
CommScope, Inc., Term Loan B5, (1 mo. LIBOR + 2.00%), 3.65%, 12/29/22		649	651,979
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.50% 1.00% Floor), 6.15%, 11/01/24		1,759	1,777,698

			5,630,175
Construction & Engineering — 1.8%
AECOM, Term Loan B, 02/22/25(k)		795	795,660
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25% 1.00% Floor), 6.00%, 06/21/24		6,614	6,660,406
CNT Holdings III Corp., 2017 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 01/22/23		402	391,448
Engility Corp. :
Term Loan B1, (1 mo. LIBOR + 2.75%), 4.40%, 08/12/20		311	312,566
Term Loan B2, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 08/12/23		551	555,258
Pike Corp., Replacement Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 09/20/24		542	547,338
USIC Holdings, Inc., 2017 Term Loan B, (6 mo. LIBOR + 3.50% 1.00% Floor), 5.00%, 12/08/23		922	927,079

			10,189,755
Construction Materials — 1.7%
Core & Main LP, 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.57%, 08/01/24		2,778	2,782,677
Filtration Group Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.98%, 11/21/20		4,191	4,230,935
GYP Holdings III Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.77%, 04/01/23		2,214	2,224,806

			9,238,418

Security	Par (000)		Value
Containers & Packaging — 1.7%
Berlin Packaging LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.89%, 10/01/21	USD	582	$584,703
Berry Global, Inc., Term Loan Q, (1 mo. LIBOR + 2.00%), 3.62%, 10/01/22		5,560	5,576,633
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 4.96%, 04/03/24		1,790	1,796,717
Plastipak Holdings, Inc., Term Loan B, (3 mo. LIBOR + 2.75%), 4.45%, 10/14/24		883	887,643
Proampac PG Borrower LLC, 2016 1st Lien Term Loan, (PRIME + 2.50%), 5.07%, 11/18/23		490	495,239

			9,340,935
Distributors — 1.1%
American Builders & Contractors Supply Co., Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 10/31/23		2,661	2,674,211
American Tire Distributors Holdings, Inc., 2015 Term Loan, (1 mo. LIBOR + 4.25% 1.00% Floor), 5.90%, 09/01/21		925	935,981
TriMark USA LLC :
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.15%, 08/28/24		2,206	2,218,324
Delayed Draw Term Loan, 08/28/24(k)		74	74,090

			5,902,606
Diversified Consumer Services — 4.1%
AI Aqua Merger Sub, Inc., 2017 Incremental Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 12/13/23		2,090	2,094,109
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 07/12/24		1,162	1,165,957
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.65%, 11/07/23		2,933	2,951,030
Equian LLC, Add on Term Loan B, (3 mo. LIBOR + 3.25%), 5.15%, 05/17/24		2,234	2,244,349
J.D. Power and Associates, 1st Lien Term Loan, (3 mo. LIBOR + 4.25% 1.00% Floor), 5.94%, 09/07/23		1,403	1,412,216
Nomad Foods Europe Midco Ltd. :
2017 Delayed Draw Term Loan B6, (3 mo. LIBOR + 2.25%), 3.86%, 05/15/24		233	233,371
2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 3.84%, 05/15/24		1,149	1,152,231
Serta Simmons Bedding LLC :
1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.22%, 11/08/23		3,104	2,991,357
2nd Lien Term Loan, (1 mo. LIBOR + 8.00% 1.00% Floor), 9.58%, 11/08/24		943	856,111
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 11/08/23		2,442	2,453,398
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.08%, 11/14/22		1,168	1,173,927
Wand Intermediate I LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 09/17/21		1,372	1,380,485
Weight Watchers International, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.75%), 6.45%, 11/29/24		2,836	2,867,583

			22,976,124
Diversified Financial Services — 1.6%
AlixPartners LLP, 2017 Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.44%, 04/04/24		3,054	3,070,585

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Financial Services (continued)
Clipper Acquisitions Corp., 2017 Term Loan B, (2 mo. LIBOR + 2.00% 1.00% Floor), 3.62%, 12/11/24(a)	USD	670	$672,513
CVS Holdings I LP, 2018 1st Lien Term Loan, (OR + 3.00% 1.00% Floor), 4.79%, 02/06/25(a)		1,030	1,026,137
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 5.94%, 04/29/24		1,348	1,343,792
Kingpin Intermediate Holdings LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.25% 1.00% Floor), 5.73%, 06/28/24(a)		1,562	1,587,535
Oryx Southern Delaware Holdings LLC, Term Loan, 02/09/25(a)(k)		1,210	1,203,950

			8,904,512
Diversified Telecommunication Services — 6.1%
CenturyLink, Inc. :
2017 Term Loan A, (1 mo. LIBOR + 2.75%), 4.40%, 11/01/22		1,100	1,096,150
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 01/31/25		9,172	9,009,603
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 10/04/23		418	410,262
Frontier Communications Corp. :
2017 Term Loan B1, (1 mo. LIBOR + 3.75%), 5.40%, 06/15/24		70	69,175
Delayed Draw Term Loan A, (1 mo. LIBOR + 2.75%), 4.40%, 03/31/21(a)		1,713	1,693,268
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 05/16/24		1,507	1,510,063
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.85%, 02/22/24		6,989	6,999,693
MTN Infrastructure TopCo, Inc:
1st Lien Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 11/15/24		976	982,871
MTN Topco Term Loan, 11/17/24(k)		955	959,023
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 4.19%, 02/02/24		2,883	2,884,106
Telenet Financing USD LLC, Term Loan AL, (1 mo. LIBOR + 2.50%), 4.09%, 03/01/26		4,650	4,663,392
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 3.00%), 4.70%, 11/17/23		838	841,184
Virgin Media Investment Holdings Ltd., GBP Term Loan L, (LIBOR - GBP + 3.25%), 3.75%, 01/15/27	GBP	1,000	1,378,420
Zayo Group LLC :
2017 Incremental Term Loan, 3.87%, 01/19/24	USD	290	291,218
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.65%, 01/19/21		1,133	1,136,613

			33,925,041
Electric Utilities — 2.0%
Dayton Power & Light Company (The), Term Loan B, 3.65%, 08/24/22		519	520,954
Energy Future Intermediate Holding Co. LLC, 2017 DIP Term Loan, (1 Week LIBOR + 3.00% 1.00% Floor), 4.47%, 06/30/18		6,640	6,639,204
PrimeLine Utility Services LLC, Term Loan, (1 mo. LIBOR + 5.50% 1.00% Floor), 7.15%, 11/12/22		1,356	1,359,072
TEX Operations Co. LLC :
Exit Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 08/04/23		2,041	2,051,617
Exit Term Loan C, (1 mo. LIBOR + 2.50%), 4.15%, 08/04/23		362	364,427

Security	Par (000)		Value
Electric Utilities (continued)
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 11/10/18(a)(k)	USD	1,710	$—
Vistra Operations Co. LLC, 2016 Term Loan B2, (1 mo. LIBOR + 2.25%), 3.84%, 12/14/23		369	370,423

			11,305,697
Electrical Equipment — 1.0%
EXC Holdings III Corp., 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.50% 1.00% Floor), 5.16%, 12/02/24		920	927,185
Gates Global LLC, 2017 Repriced Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.44%, 04/01/24		3,996	4,020,885
Generac Power Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 2.00%), 3.69%, 05/31/23		412	412,857

			5,360,927
Energy Equipment & Services — 1.4%
Exgen Texas Power LLC, Term Loan B, (3 mo. LIBOR + 4.75% 1.00% Floor), 6.44%, 09/16/21		850	517,305
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00% 1.00% Floor), 7.59%, 03/01/24		2,550	2,558,492
GrafTech Finance, Inc., 2018 Term Loan B, (OR + 3.50% 1.00% Floor), 5.08%, 02/12/25(a)		1,820	1,817,725
Ocean Rig UDW Inc., Term Loan, (Fixed + 8.00%), 8.00%, 09/20/24		131	136,144
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75% 1.00% Floor), 9.33%, 11/08/22		845	877,744
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.69%, 02/21/21		652	564,485
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.30%), 3.95%, 07/13/20		1,283	1,267,195

			7,739,090
Food & Staples Retailing — 1.3%
Albertsons LLC, 2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.40%, 08/25/21		847	835,080
BJ’s Wholesale Club, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.08%, 02/03/24		1,856	1,851,383
Hostess Brands LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 3.90%, 08/03/22		2,754	2,761,658
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 06/27/23		1,614	1,625,868

			7,073,989
Food Products — 2.8%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 10/10/23		2,723	2,741,305
Dole Food Co., Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.33%, 04/06/24		1,047	1,050,487
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.10%, 10/30/22		4,518	4,495,211
Pinnacle Foods Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.58%, 02/02/24		2,614	2,628,445
Reddy Ice Corp. :
1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.26%, 05/01/19(a)		1,575	1,574,638
2nd Lien Term Loan, (3 mo. LIBOR + 9.50%), 11.20%, 11/01/19		532	500,080
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.40%, 02/05/23		2,771	2,783,627

			15,773,793

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Equipment & Supplies — 3.9%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.65%, 11/21/24	USD	2,797	$2,823,795
Cotiviti Corp., Term Loan B, (3 mo. LIBOR + 2.25%), 4.20%, 09/28/23		1,635	1,642,643
CryoLife, Inc., Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.69%, 11/14/24(a)		1,840	1,858,400
DJO Finance LLC, 2015 Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.92%, 06/08/20		6,217	6,155,982
Immucor, Inc., Extended Term Loan B, (2 mo. LIBOR + 5.00% 1.00% Floor), 6.65%, 06/15/21		3,581	3,643,243
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 4.44%, 09/24/24		1,462	1,457,604
Ortho-Clinical Diagnostics SA, Term Loan B, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.44%, 06/30/21		4,450	4,483,733

			22,065,400
Health Care Providers & Services — 6.7%
Acadia Healthcare Co., Inc. :
Term Loan B1, (1 mo. LIBOR + 2.75%), 4.40%, 02/11/22		448	450,425
Tranche B-2 Term Loan, (1 mo. LIBOR + 2.75%), 4.40%, 02/16/23		2,083	2,095,971
Air Medical Group Holdings, Inc., 2017 Term Loan B2, 09/07/24(k)		1,450	1,464,862
Auris Luxembourg III Sarl, 2017 Term Loan B7, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.69%, 01/17/22		2,420	2,438,916
CHG Healthcare Services Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 06/07/23		3,365	3,397,430
Community Health Systems, Inc., Term Loan G, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.73%, 12/31/19		475	470,695
Concentra Inc., 2018 1st Lien Term Loan, (OR + 2.75% 1.00% Floor), 4.53%, 06/01/22		1,895	1,906,844
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.68%, 02/07/22		820	816,693
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 06/24/21		830	835,582
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50% 1.00% Floor), 6.10%, 12/12/24		906	911,285
DuPage Medical Group, Ltd. :
2018 Term Loan, (1 mo. LIBOR + 2.75%), 4.35%, 08/15/24		855	853,734
2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.59%, 08/15/25		395	395,988
Envision Healthcare Corp., 2016 Term Loan B, (1 mo. LIBOR + 3.00%), 4.65%, 12/01/23		5,539	5,550,993
Explorer Holdings, Inc., 2016 Term Loan B, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.52%, 05/02/23		1,075	1,082,605
HC Group Holdings III, Inc., Term Loan B, (1 mo. LIBOR + 5.00% 1.00% Floor), 6.65%, 04/07/22(a)		1,419	1,440,587
HCA, Inc., Term Loan B9, (1 mo. LIBOR + 2.00%), 3.65%, 03/17/23		2,168	2,179,466
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.69%, 06/07/23		2,311	2,321,031
National Mentor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 4.69%, 01/31/21		480	483,634
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50% 1.00% Floor), 6.15%, 10/20/22		1,800	1,802,813

Security	Par (000)		Value
Health Care Providers & Services (continued)
NVA Holdings, Inc., Term Loan B3, (OR + 2.75% 1.00% Floor), 4.41%, 02/02/25	USD	1,831	$1,830,138
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 02/06/24		1,752	1,703,092
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 02/13/23		648	651,892
WP CityMD Bidco LLC, 1st Lien Term Loan, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.69%, 06/07/24		948	949,994
Zotec Partners LLC, 2018 Term Loan, 1.00%, 02/06/25(a)		1,240	1,227,600

			37,262,270
Health Care Technology — 1.2%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 03/01/24		3,615	3,621,815
Press Ganey Holdings, Inc. :
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 10/21/23		1,595	1,605,116
2nd Lien Term Loan, (1 mo. LIBOR + 6.50% 1.00% Floor), 8.15%, 10/21/24		333	337,043
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.69%, 03/07/24		1,109	1,116,054

			6,680,028
Hotels, Restaurants & Leisure — 7.5%
Amaya Holdings BV :
2nd Lien Term Loan, (3 mo. LIBOR + 7.00% 1.00% Floor), 8.69%, 08/01/22		469	470,506
Repriced Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 08/01/21		2,717	2,733,822
Aristocrat Leisure Ltd., 2017 Incremental Term Loan, (3 mo. LIBOR + 2.00%), 3.74%, 10/19/24		1,420	1,425,836
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.50%), 3.97%, 09/15/23		1,869	1,877,505
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.87%, 08/15/20		2,121	2,141,228
Burger King Newco Unlimited Liability Co., Term Loan B3, (3 mo. LIBOR + 2.25% 1.00% Floor), 3.92%, 02/16/24		7,255	7,264,028
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 12/22/24		4,454	4,481,303
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 08/08/21		1,279	1,287,717
CEC Entertainment, Inc., Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 02/14/21		581	561,541
Cineworld Ltd., 2018 Term Loan, 02/18/25(k)		2,240	2,236,640
Cyan Blue Holdco 3 Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.19%, 08/23/24		1,528	1,531,374
ESH Hospitality, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.90%, 08/30/23		3,055	3,069,381
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.50%), 4.15%, 11/30/23		223	224,142
Gateway Casinos & Entertainment Ltd., Term Loan B1, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.44%, 02/22/23		303	306,130
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 2.00%), 3.62%, 10/25/23		1,795	1,804,702
IRB Holding Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.83%, 02/05/25		1,602	1,616,936
La Quinta Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.47%, 04/14/21		819	822,481

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.59%, 12/15/24	USD	924	$934,021
Playa Resorts Holding BV, 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.89%, 04/29/24		1,584	1,593,504
Scientific Games International, Inc., 2018 Term Loan B5, (3 mo. LIBOR + 2.75%), 4.45%, 08/14/24		3,896	3,913,007
Yum! Brands, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.00%), 3.59%, 06/16/23		1,437	1,443,750

			41,739,554
Household Products — 0.7%
Spectrum Brands, Inc., 2017 Term Loan B, (2 mo. LIBOR + 2.00%), 3.74%, 06/23/22		3,825	3,838,148

Independent Power and Renewable Electricity Producers — 3.1%
AES Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.94%, 05/24/22		1,062	1,062,506
Aria Energy Operating LLC, Term Loan, (1 mo. LIBOR + 4.50% 1.00% Floor), 6.15%, 05/27/22(a)		1,102	1,110,898
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 01/15/25		1,260	1,262,094
Calpine Corp., Term Loan B6, (3 mo. LIBOR + 2.50% 1.00% Floor), 4.20%, 01/15/23		1,838	1,845,497
Compass Power Generation LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.39%, 12/20/24		1,185	1,194,634
Dynegy, Inc., 2017 Term Loan C2, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.35%, 02/07/24		3,150	3,168,084
Granite Acquisition, Inc. :
Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 12/19/21		3,274	3,309,378
Term Loan C, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 12/19/21		543	549,231
Nautilus Power LLC, Term Loan B, (1 mo. LIBOR + 4.25% 1.00% Floor), 5.90%, 05/16/24		2,574	2,609,182
Terra-Gen Finance Co. LLC, Term Loan B, (1 mo. LIBOR + 4.25% 1.00% Floor), 5.90%, 12/09/21(a)		1,293	1,170,291

			17,281,795
Industrial Conglomerates — 1.0%
Cortes NP Acquisition Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.58%, 11/30/23		3,808	3,826,787
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00% 1.00% Floor), 6.55%, 11/28/21		1,557	1,575,511

			5,402,298
Insurance — 3.0%
Alliant Holdings I, Inc., 2015 Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 08/12/22		2,771	2,782,171
AmWINS Group, Inc. :
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75% 1.00% Floor), 8.40%, 01/25/25		822	827,820
2017 Term Loan B, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.38%, 01/25/24		1,861	1,870,506
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.50%), 5.15%, 10/22/24		981	986,362
Davis Vision Inc., 1st Lien Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.49%, 12/02/24		1,851	1,841,745

Security	Par (000)		Value
Insurance (continued)
Genworth Financial, Inc., Term Loan, 1.00%, 02/22/23	USD	125	$126,563
Hub International Ltd., Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.70%, 10/02/20		1,440	1,444,915
Sedgwick Claims Management Services, Inc. :
1st Lien Term Loan, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 03/01/21		3,234	3,232,284
2nd Lien Term Loan, (1 mo. LIBOR + 5.75% 1.00% Floor), 7.40%, 02/28/22		2,540	2,551,125
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 06/22/23(a)		831	835,507

			16,498,998
Internet & Direct Marketing Retail — 0.3%
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 08/18/23		1,473	1,474,968

Internet Software & Services — 2.0%
Go Daddy Operating Company LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 3.90%, 02/15/24		3,758	3,764,565
GTT Communications, Inc., 2017 Add on Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.94%, 01/09/24		362	363,269
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 05/01/24		1,035	1,039,001
Intralinks, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.00%), 5.70%, 11/11/24		1,135	1,136,895
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (2 mo. LIBOR + 3.00% 1.00% Floor), 4.79%, 11/03/23		3,317	3,325,617
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75% 1.00% Floor), 5.40%, 05/06/24		1,542	1,542,728

			11,172,075
IT Services — 7.7%
Access CIG LLC(k):
2018 1st Lien Term Loan, 5.58%, 02/02/25		491	494,612
2018 Delayed Draw Term Loan, 02/27/25		103	103,223
2018 2nd Lien Term Loan, 3.75%, 02/02/26		202	201,889
2018 2nd Lien Delayed Draw Term loan, 02/27/26		37	37,456
Altran Technologies SA, 1st Lien Term Loan, 01/17/25(k)		680	684,250
Cologix, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.60%, 03/20/24		1,757	1,756,180
First Data Corp. :
2024 Term Loan, (1 mo. LIBOR + 2.25%), 3.87%, 04/26/24		10,241	10,257,997
Term Loan A, (1 mo. LIBOR + 1.75%), 3.37%, 06/02/20		619	618,951
Optiv Security, Inc. :
1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.88%, 02/01/24		3,668	3,489,615
2nd Lien Term Loan, (3 mo. LIBOR + 7.25% 1.00% Floor), 8.88%, 02/01/25(a)		1,141	1,058,135
Peak 10 Holding Corp. :
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 08/01/24		1,367	1,369,308
2nd Lien Term Loan, (3 mo. LIBOR + 7.25% 1.00% Floor), 9.02%, 08/01/25		1,620	1,625,670
Sabre Global Inc., Incremental Term Loan B, (1 mo. LIBOR + 2.25% 1.00% Floor), 3.90%, 02/22/24		2,559	2,565,136

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
IT Services (continued)
TKC Holdings, Inc. :
2017 1st Lien Term Loan, (2 mo. LIBOR + 4.25% 1.00% Floor), 5.91%, 02/01/23	USD	2,313	$2,337,284
2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.00% 1.00% Floor), 9.78%, 02/01/24		1,603	1,612,618
Trans Union LLC, Term Loan B3, (1 mo. LIBOR + 2.00%), 3.65%, 04/10/23		4,905	4,919,431
Vantiv LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.59%, 10/14/23		1,095	1,101,752
VF Holding Corp., Reprice Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 06/30/23		4,740	4,781,475
WEX, Inc., 2017 Term Loan B2, (3 mo. LIBOR + 2.25%), 3.90%, 06/30/23		3,933	3,957,883

			42,972,865
Leisure Products — 0.2%
MND Holdings III Corp., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.44%, 06/19/24(a)		1,031	1,044,012

Life Sciences Tools & Services — 0.5%
Albany Molecular Research, Inc. :
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 08/30/24		561	563,126
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00% 1.00% Floor), 8.65%, 08/30/25		395	395,249
Parexel International Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 09/27/24		1,660	1,658,280

			2,616,655
Machinery — 2.3%
Clark Equipment Co., 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.19%, 05/18/24		1,120	1,122,014
Columbus McKinnon Corp., 2018 Term Loan B, (OR + 2.50% 1.00% Floor), 4.12%, 01/31/24		201	201,711
Faenza Acquisition GmbH(a) :
Term Loan B1, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.73%, 08/30/20		844	841,682
Term Loan B3, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.73%, 08/30/20		259	257,962
Gardner Denver, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.75%), 4.44%, 07/30/24		2,394	2,400,659
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.15%, 08/05/24		1,635	1,640,721
Infiltrator Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.69%, 05/27/22		1,956	1,970,866
Mueller Water Products, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 11/25/21(a)		776	781,981
Rexnord LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.85%, 08/21/24		1,077	1,083,284
Signode Industrial Group US, Inc., Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 05/04/21		815	813,684
Tecomet, Inc., 2017 Repriced Term Loan, (PRIME + 2.50%), 5.28%, 05/01/24		1,954	1,968,740

			13,083,304
Media — 11.2%
Altice Financing SA :
2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 4.47%, 01/31/26		720	710,135
2017 Term Loan B, (3 mo. LIBOR + 2.75%), 4.47%, 07/15/25		246	242,045
Altice US Finance I Corp., 2017 Term Loan, (1 mo. LIBOR + 2.25%), 3.90%, 07/28/25		5,608	5,598,903

Security	Par (000)		Value
Media (continued)
CBS Radio, Inc., 2017 Term Loan B, (PRIME + 1.75%), 4.62%, 11/17/24	USD	859	$863,102
Charter Communications Operating LLC:
2017 Term Loan A2, 03/31/23(k)		2,868	2,864,272
2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.65%, 04/30/25		4,984	4,993,662
CSC Holdings LLC :
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 3.84%, 07/17/25		4,674	4,660,369
2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.14%, 01/25/26		1,695	1,696,407
DHX Media Ltd., Term Loan B, (1 mo. LIBOR + 3.75% 1.00% Floor), 5.40%, 12/29/23(a)		786	787,032
Getty Images, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 5.19%, 10/18/19		410	391,760
Gray Television, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.83%, 02/07/24		648	651,828
Hemisphere Media Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%), 5.15%, 02/08/24		1,571	1,537,158
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 05/31/21		452	424,592
iHeartCommunications, Inc. :
Extended Term Loan E, (3 mo. LIBOR + 7.50%), 9.19%, 07/30/19		515	408,591
Term Loan D, (3 mo. LIBOR + 6.75%), 8.44%, 01/30/19		4,696	3,727,504
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (3 mo. LIBOR + 4.50% 1.00% Floor), 6.46%, 01/14/24		1,828	1,860,933
Lamar Media Corp., 2018 Term Loan B, 3.85%, 02/16/25		720	723,600
Learfield Communications LLC(a) :
2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 12/01/23		1,897	1,915,861
2017 1st Lien Term Loan, 12/01/23(k)		624	630,458
Live Nation Entertainment, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 3.94%, 10/31/23		479	481,801
Mediacom Illinois LLC, Term Loan K, (1 Week LIBOR + 2.25%), 3.73%, 02/15/24		1,081	1,084,415
Mission Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.50%), 4.07%, 01/17/24		168	168,310
Nexstar Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.50%), 4.07%, 01/17/24		1,318	1,321,973
Numericable Group SA, Term Loan B12, (3 mo. LIBOR + 3.00%), 4.72%, 01/31/26		544	521,892
PSAV Holdings LLC :
2018 1st Lien Term Loan, 02/21/25(k)		880	882,200
Term Loan B, (2 mo. LIBOR + 3.50% 1.00% Floor), 4.97%, 04/27/24		1,816	1,817,019
Radiate Holdco LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.57%, 02/01/24		1,365	1,362,204
SBA Senior Finance II LLC, Term Loan B1, (1 mo. LIBOR + 2.25%), 3.90%, 03/24/21		4,381	4,397,504
Sinclair Television Group Inc., 2017 Term Loan B, 12/12/24(k)		1,227	1,228,534
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 3.90%, 01/03/24		194	194,219
Trader Corp., 2017 Term Loan B, (OR + 3.00% 1.00% Floor), 4.69%, 09/28/23		1,434	1,432,559
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 4.65%, 01/27/24		3,696	3,697,030
Unitymedia Finance LLC, Term Loan B, (1 mo. LIBOR + 2.25%), 3.84%, 09/30/25		1,680	1,676,858

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.09%, 01/15/26	USD	5,593	$5,610,842
William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 05/06/21		243	244,066
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.09%, 04/15/25		1,875	1,857,075

			62,666,713
Metals & Mining — 0.3%
AMG Advanced Metallurgical Group NV, 2018 Term Loan B, 01/29/25(k)		1,220	1,226,869
WireCo WorldGroup, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.48%, 09/30/23		741	747,720

			1,974,589
Multiline Retail — 0.6%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.63%, 08/04/24		982	984,994
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 09/30/22		2,208	2,125,111

			3,110,105
Oil, Gas & Consumable Fuels — 4.9%
BCP Raptor LLC, Term Loan B, (2 mo. LIBOR + 4.25% 1.00% Floor), 6.04%, 06/24/24		1,761	1,773,478
BCP Renaissance Parent LLC, 2017 Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.77%, 10/31/24		1,573	1,586,234
California Resources Corp. :
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.34%, 12/31/22		2,434	2,461,194
Second Out Term Loan, (1 mo. LIBOR + 10.37%), 11.97%, 12/31/21		2,168	2,444,758
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.50% 1.00% Floor), 9.44%, 08/23/21		2,706	2,880,659
CONSOL Energy, Inc. :
1st Lien Term Loan A, (3 mo. LIBOR + 4.50%), 6.49%, 11/26/21(a)		380	379,525
1st Lien Term Loan B, (3 mo. LIBOR + 6.00% 1.00% Floor), 7.99%, 10/26/22		855	873,521
EG Group Ltd., 2018 Term Loan B, 01/19/25(k)		805	804,598
EWT Holdings III Corp., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 4.69%, 12/20/24		589	594,301
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, 02/17/25(k)		1,695	1,696,068
Medallion Midland Acquisition LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 10/30/24(a)		1,576	1,579,940
MEG Energy Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.20%, 12/31/23		2,275	2,273,535
PowerTeam Services LLC :
1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.94%, 05/06/20		497	497,458
2nd Lien Term Loan, (3 mo. LIBOR + 7.25% 1.00% Floor), 8.94%, 11/06/20		470	470,390
Ultra Resources, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.59%, 04/12/24		1,508	1,501,214
Veresen Midstream LP, Reprice Term Loan B, (3 mo. LIBOR + 3.00%), 4.69%, 03/31/22		2,701	2,716,233
Vine Oil & Gas LP, Term Loan B, (1 mo. LIBOR + 6.87% 1.00% Floor), 8.52%, 12/12/21(a)		1,205	1,205,000
Woodford Express LLC, 2018 Term Loan B, (1 mo. LIBOR + 5.00% 1.00% Floor), 6.65%, 01/17/25		1,500	1,486,875

			27,224,981

Security	Par (000)		Value
Personal Products — 1.3%
Clover Merger Sub, Inc. :
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 09/26/24 (a)	USD	3,845	$3,701,161
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.75% 1.00% Floor), 9.40%, 09/26/25		1,750	1,645,000
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.50%), 4.40%, 01/26/24		1,815	1,824,955

			7,171,116
Pharmaceuticals — 2.4%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 5.94%, 04/16/21(a)		2,636	2,603,338
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 3.72%, 01/31/25		4,072	4,086,356
Jaguar Holding Co. II, 2017 Term Loan, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 08/18/22		3,892	3,902,090
Valeant Pharmaceuticals International, Inc., Series F4 Term Loan B, (1 mo. LIBOR + 3.50%), 5.08%, 04/01/22		2,602	2,631,572

			13,223,356
Professional Services — 1.3%
Cast and Crew Payroll LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%), 4.70%, 09/27/24		2,354	2,367,833
Information Resources, Inc., 1st Lien Term Loan, (OR + 4.25% 1.00% Floor), 6.19%, 01/18/24		779	783,741
ON Assignment, Inc., 2018 Term Loan B, 02/20/25(k)		1,226	1,230,219
SIRVA Worldwide, Inc., 2016 Term Loan, (3 mo. LIBOR + 6.50% 1.00% Floor), 8.20%, 11/14/22(a)		787	791,413
Sterling Infosystems, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 06/20/22(a)		1,911	1,920,981

			7,094,187
Real Estate Investment Trusts (REITs) — 1.2%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50% 1.00% Floor), 4.15%, 03/24/24		766	769,622
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.25%), 3.90%, 04/25/23		4,644	4,663,313
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 4.07%, 05/11/24		1,360	1,365,680

			6,798,615
Real Estate Management & Development — 1.2%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 04/18/24		3,593	3,608,361
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 3.83%, 02/08/25		2,381	2,391,833
SMG Holdings Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.89%, 01/23/25		965	972,237

			6,972,431
Road & Rail — 0.9%
PODS LLC, Term Loan B3, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.58%, 12/06/24(a)		3,736	3,758,985
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 06/13/23		1,229	1,221,754

			4,980,739

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Semiconductors & Semiconductor Equipment — 0.5%
Cavium, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.90%, 08/16/22(a)	USD	810	$810,362
MaxLinear, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.09%, 05/12/24(a)		349	349,059
Microsemi Corp., 2017 1st Lien Term Loan B, (2 mo. LIBOR + 2.00%), 3.74%, 01/15/23		395	396,072
ON Semiconductor Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.65%, 03/31/23		530	532,576
Versum Materials, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 3.69%, 09/29/23		943	948,561

			3,036,630
Software — 13.7%
Almonde, Inc. :
1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.48%, 06/13/24		1,995	1,993,519
2nd Lien Term Loan, (3 mo. LIBOR + 7.25% 1.00% Floor), 9.23%, 06/13/25		553	548,543
Applied Systems, Inc. :
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.94%, 09/19/24		2,083	2,093,582
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00% 1.00% Floor), 8.69%, 09/19/25		491	506,325
Aptean, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.25% 1.00% Floor), 5.95%, 12/20/22		1,097	1,101,735
Barracuda Networks, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.06%, 02/12/25		970	974,646
BMC Software Finance, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.90%, 09/10/22		4,503	4,513,551
Cypress Intermediate Holdings III, Inc. :
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 04/27/24		916	918,101
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75% 1.00% Floor), 8.40%, 04/27/25		814	826,617
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.65%, 09/07/23		2,502	2,501,187
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.02%, 05/28/24		2,182	2,185,176
DTI Holdco, Inc., 2016 Term Loan B, (3 mo. LIBOR + 5.25% 1.00% Floor), 7.02%, 09/30/23		1,445	1,455,287
Flexera Software LLC, 2018 1st Lien Term Loan, 01/23/25(k)		615	616,347
Hyland Software, Inc. :
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.90%, 07/01/22		1,452	1,461,233
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.65%, 07/07/25		420	427,875
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.44%, 02/01/22		3,677	3,680,134
Informatica Corp., 2018 Term Loan, (3 mo. LIBOR + 3.25%), 4.94%, 08/05/22		2,852	2,866,605
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.00% 1.00% Floor), 6.69%, 04/01/21		1,287	1,287,478
Kronos, Inc. :
2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.30%, 11/01/23		4,564	4,592,009
2nd Lien Term Loan, (3 mo. LIBOR + 8.25% 1.00% Floor), 10.02%, 11/01/24		1,695	1,738,782
MA FinanceCo. LLC, Term Loan B3, (1 mo. LIBOR + 2.75%), 4.40%, 06/21/24		261	261,914
McAfee LLC, 2017 Term Loan B, (1 mo. LIBOR + 4.50% 1.00% Floor), 6.15%, 09/30/24		1,865	1,873,980

Security	Par (000)		Value
Software (continued)
Mitchell International, Inc. :
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.94%, 11/29/24	USD	3,967	$3,975,807
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.94%, 11/20/25		1,275	1,282,650
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.04%, 04/26/24		1,255	1,237,704
Project Leopard Holdings, Inc., Term Loan B,(LIBOR + 5.50%, 1.00% Floor), 7.19%, 07/07/23		868	870,810
Seattle Spinco, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%), 4.40%, 06/21/24		1,765	1,768,767
SolarWinds Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 02/05/23		3,197	3,204,479
Solera LLC, Term Loan B, (1 Week LIBOR + 3.25% 1.00% Floor), 4.90%, 03/03/23		3,983	3,990,743
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.94%, 09/30/22		4,445	4,449,665
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, 07/08/22(k)		1,859	1,861,718
SS&C Technologies, Inc. :
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 3.90%, 07/08/22		3,523	3,540,118
2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 3.90%, 07/08/22		56	56,528
2018 Term Loan B3, 02/28/25(k)		5,210	5,218,102
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 4.65%, 05/01/24		3,313	3,320,242
TIBCO Software, Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 12/04/20		2,408	2,413,236
Veritas Bermuda Ltd., Repriced Term Loan B, (3 mo. LIBOR + 4.50% 1.00% Floor), 6.19%, 01/27/23		836	830,984

			76,446,179
Specialty Retail — 2.0%
Academy Ltd., 2015 Term Loan B, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.49%, 07/01/22		1,385	1,103,889
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.50%), 4.29%, 11/07/24		2,453	2,465,265
Leslie’s Poolmart, Inc., 2016 Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.28%, 08/16/23		797	798,251
Michaels Stores, Inc., 2016 Term Loan B1, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 01/30/23		1,389	1,395,254
National Vision, Inc., 2017 Repriced Term Loan, (1 mo. LIBOR + 2.75%), 4.40%, 11/20/24		391	392,451
Party City Holdings Inc., 2018 Term Loan B, (3 mo. LIBOR + 2.75%), 4.53%, 08/19/22		894	895,749
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.77%, 01/26/23		842	583,830
PetSmart, Inc., Term Loan B2, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.57%, 03/11/22		182	148,306
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.13%, 12/20/24		1,265	1,250,769
Staples, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.79%, 09/12/24		848	842,107
Things Remembered, Inc., 2016 Term Loan, (1 mo. LIBOR + 1.00%), 1.00%, 02/29/20 (a)		9	—
TruGreen LP, 2017 Term Loan, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.54%, 04/13/23		1,137	1,148,370

			11,024,241
Technology Hardware, Storage & Peripherals — 0.7%
Western Digital Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.60%, 04/29/23		4,103	4,121,867

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25% 1.00% Floor), 6.94%, 08/12/22(a)	USD	2,397	$2,406,163
Varsity Brands, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 12/15/24		535	540,687

			2,946,850
Thrifts & Mortgage Finance — 0.5%
IG Investment Holdings LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 10/29/21		2,721	2,748,924

Trading Companies & Distributors — 1.4%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.83%, 01/02/25		3,235	3,248,490
HD Supply, Inc. :
Term Loan B3, (3 mo. LIBOR + 2.25%), 3.94%, 08/13/21		2,359	2,369,877
Term Loan B4, (3 mo. LIBOR + 2.50%), 4.19%, 10/17/23		1,025	1,031,074
Nexeo Solutions LLC, 2017 Repriced Term Loan, (3 mo. LIBOR + 3.25%), 4.94%, 06/09/23		246	249,033
Oxbow Carbon LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%), 5.40%, 01/04/23(a)		287	290,154
Pro Mach Group, Inc., 2018 Term Loan B, 4.96%, 02/26/25		760	761,900

			7,950,528
Transportation — 0.7%
Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.67%, 06/15/23(a)		700	710,500
Gruden Acquisition, Inc., 2017 Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.19%, 08/18/22		786	793,884
Prometric Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.77%, 01/29/25		390	392,438
Safe Fleet Acquisition, Corp. :
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.78%, 01/22/25		1,305	1,306,631
2018 2nd Lien Term Loan, (3 mo. LIBOR + 6.75% 1.00% Floor), 8.53%, 01/22/26		560	564,200

			3,767,653
Utilities — 0.1%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.47%, 11/28/24		738	744,609

Wireless Telecommunication Services — 2.4%
GEO Group, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.95%, 03/22/24		2,017	2,022,713
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 5.53%, 12/07/20		6,764	6,223,518
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 3.60%, 12/20/24		5,381	5,406,725

			13,652,956

Total Floating Rate Loan Interests — 133.9% (Cost — $746,667,065)			747,097,135

	Share
Investment Companies — 1.2%

United States — 1.2%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF		253,827	6,982,781

Investment Companies — 1.2% (Cost — $7,018,063)			6,982,781

	Beneficial Interest (000)		Value
Other Interests(i) — 0.0%

IT Services — 0.0%
Millennium Corp.(a)(b)	USD	1,607	$—
Millennium Lender Claims(a)(b)		1,508	—

Total Other Interests — 0.0% (Cost — $—)			—

	Shares
Trust Preferred — 0.03%

Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2 (3 mo. LIBOR US + 5.79%), 7.62, 02/15/40(l)		60,894	1,571,065

Total Trust Preferred — 0.3% (Cost — $1,606,167)			1,571,065

Rights — 0.0%

Electric Utilities — 0.0%
Vistra Energy(a)		46,682	43,881

Total Rights — 0.0% (Cost — $—)			43,881

Warrants — 0.0%

Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)(a)		2,406	—

Total Warrants — 0.0% (Cost — $24)			—

Total Long-Term Investments — 147.5% (Cost — $826,144,791)			823,808,269

Short-Term Securities — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.29%(j)(m)		2,628,005	2,628,005

Total Short-Term Securities — 0.5% (Cost — $2,628,005)			2,628,005

Options Purchased — 0.1% (Cost — $152,811)			286,745

Total Investments — 148.1% (Cost — $828,925,607)			826,723,019

Liabilities in Excess of Other Assets — (48.1)%			(268,681,731)

Net Assets — 100.0%			$558,041,288

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Floating rate security. Rate shown is the rate in effect as of period end.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

(f)	When-issued security.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Annualized 7-day yield as of period end.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(m)	During the six months ended February 28, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 08/31/17	Shares Purchased	Shares Sold		Shares Held at 02/28/18	Value at 02/28/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,819,454	—	(1,191,449	)(b)	2,628,005	$2,628,005	$16,981	$8	$—
iShares iBoxx USD High Yield Corporate Bond ETF	—	146,000	(146,000)		—	—	111,693	(67,998)	—

						$2,628,005	$128,674	$(67,990)	$—

(a)	Includes net capital gain distributions, if applicable
(b)	Represents net shares sold.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,410,614	GBP	994,000	Barclays Bank PLC	03/05/18	$42,051
USD	1,371,021	GBP	991,000	Toronto-Dominion Bank	04/04/18	4,553

Net Unrealized Appreciation						$46,604

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 04/18/28	2.75	Semi-annual	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	04/16/18	2.75	USD	5,750	$94,924
Put
10-Year Interest Rate Swap, 04/27/28	2.65	Semi-annual	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	04/25/18	2.65	USD	1,650	39,867
10-Year Interest Rate Swap, 05/20/28	2.82	Semi-annual	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	05/18/18	2.82	USD	10,000	151,954

										$286,745

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	44	12/14/19	USD	942.86	USD	—	$—

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Dow Jones Markit CDX North America High Yield Index, Series 29, Version 1	5.00%	Quarterly	12/20/22	BB-	5,586	$433,128	$336,368	$96,760

(a)	Using S&P/Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	1,249	141,410	$158,100	$(16,690)
CenturyLink, Inc.	1.00%	Quarterly	Goldman Sachs International	12/20/22	USD	1,277	144,580	165,881	(21,301)

							$285,990	$323,981	$(37,991)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$336,368	$—	$96,760	$—
OTC Derivatives	323,981	—	—	(37,991)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$46,604	$—	$—	$46,604
Options purchased	Investments at value — unaffiliated(a)	—	—	—	—	286,745	—	286,745
Swaps — centrally cleared	Net unrealized appreciation	—	96,760	—	—	—	—	96,760
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	323,981	—	—	—	—	323,981

		—	$420,741	—	$46,604	$286,745	—	$754,090

Liabilities — Derivative Financial Instruments
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums received	—	37,991	—	—	—	—	$37,991

(a)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

For the six months ended February 28, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(62,966)	$—	$—	$(62,966)
Options Purchased(a)	—	—	—	—	45,021	—	45,021
Swaps	—	(79,416)	—	—	—	—	(79,416)

	$—	$(79,416)	$—	$(62,966)	$45,021	$—	$(97,361)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(5,232)	$—	$—	$(5,232)
Options Purchased(b)	—	—	—	—	242,402	—	242,402
Swaps	—	58,769	—	—	—	—	58,769

	$—	$58,769	$—	$(5,232)	$242,402	$—	$295,939

(a)	Options purchased are included in net change in realized appreciation (depreciation) on investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,500,007
Average amounts sold — in USD	$1,768,167
Options:
Average notional value of swaption contracts purchased	$16,200,000
Credit default swaps:
Average notional amount — buy protection	$2,526,000
Average notional amount — sell protection	$2,793,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Forward foreign currency exchange contracts	$46,604	$—
Options(a)	286,745	—
Swaps — Centrally cleared	—	12,424
Swaps — OTC(b)	323,981	37,991

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$657,330	$50,415

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(12,424)

Total derivative assets and liabilities subject to an MNA	$657,330	$37,991

(a)	Includes options purchased at value which is included in Investments at value—unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank PLC	$42,051	$—	$—	$—	$42,051
Goldman Sachs International	165,881	(21,301)	—	—	144,580
JPMorgan Chase Bank N.A.	444,845	(16,690)	—	(428,155)	—
Toronto-Dominion Bank	4,553	—	—	—	4,553

	$657,330	$(37,991)	$—	$(428,155)	$191,184

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Goldman Sachs International	$21,301	$(21,301)	$—	$—	$—
JPMorgan Chase Bank N.A.	16,690	(16,690)	—	—	—

	$37,991	$(37,991)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$14,353,512	$1,000,000	$15,353,512
Common Stocks(a)	990,893	701	882,872	1,874,466
Corporate Bonds	—	48,257,685	2,627,744	50,885,429
Floating Rate Loan Interests	—	694,904,644	52,192,491	747,097,135
Investment Companies	6,982,781	—	—	6,982,781
Rights	—	—	43,881	43,881
Trust Preferred	1,571,065	—	—	1,571,065
Options Purchased
Interest Rate Contracts	—	286,745	—	286,745
Unfunded Floating Rate Loan Interests(b)	—	3,403	—	3,403
Short-Term Securities	2,628,005	—	—	2,628,005

	$12,172,744	$757,806,690	$56,746,988	$826,726,422

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$96,760	$—	$96,760
Forward foreign currency contracts	—	46,604	—	46,604
Liabilities:
Credit contracts	—	(37,991)	—	(37,991)

	$—	$105,373	$—	$105,373

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $237,000,000 is categorized as Level 2 within the disclosure hierarchy.

During the period ended February 28, 2018, there were no transfers between Level 1 and Level 2.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Rights	Warrants	Total
Assets:
Opening balance, as of August 31, 2017	$—	$478,161	$2,513,176	$30,767,366	$3	$49,016	$168	$33,807,890
Transfers into Level 3(a)	—	—	—	16,605,147	—	—	—	16,605,147
Transfers out of Level 3(b)	—	—	—	(7,714,540)	—	—	—	(7,714,540)
Accrued discounts/premiums	—	—	—	82,711	—	—	—	82,711
Net realized gain (loss)	—	—	874,494	(595,501)	(61,488)	—	—	217,505
Net change in unrealized appreciation (depreciation)(c),(d)	—	404,711	(834,227)	605,427	61,485	(5,135)	(168)	232,093
Purchases	1,000,000	—	2,761,752	24,175,790	—	—	—	27,937,542
Sales	—	—	(2,687,451)	(11,733,909)	—	—	—	(14,421,360)

Closing balance, as of February 28, 2018	$1,000,000	$882,872	$2,627,744	$52,192,491	$—	$43,881	$—	$56,746,988

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2018 (d)	$—	$404,711	$(99,913)	$686,924	$—	$(5,135)	$(168)	$986,419

(a)	As of August 31, 2017 the Fund used observable inputs in determining the value of certain investments. As of February 28, 2018, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.
(b)	As of August 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Shares		Value
Common Stocks — 0.3%

Chemicals — 0.0%
LyondellBasell Industries NV, Class A		37	$4,004

Diversified Financial Services — 0.2%
Kcad Holdings I Ltd.(a)(b)		546,753,936	1,454,365

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		8,511	400

Hotels, Restaurants & Leisure — 0.0%
Caesars Entertainment Corp.(b)		8,330	105,791

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(a)		3,155	—

Metals & Mining — 0.0%
Ameriforge Group, Inc.		801	36,045

Software — 0.1%
Avaya Holdings Corp.(b)		10,345	217,142

Total Common Stocks — 0.3% (Cost — $6,418,460)			1,817,747

	Par (000)
Asset-Backed Securities — 13.7%

Asset-Backed Securities — 13.6%
AIMCO CLO, Series 2014-AA, Class DR, (3 mo. LIBOR US + 3.25%), 4.99%, 07/20/26(c)(d)	USD	250	251,735
Allegro CLO II Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.85%), 5.59%, 01/21/27(c)(d)		1,000	1,002,030
ALM VI Ltd., Series 2012-6A, Class B2RR, (3 mo. LIBOR US + 2.05%), 3.77%, 07/15/26(c)(d)		1,000	1,007,693
ALM XII Ltd., Series 2015-12A, Class C1R, (3 mo. LIBOR US + 3.20%), 4.92%, 04/16/27(c)(d)		1,000	1,005,869
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class C2R, (3 mo. LIBOR US + 3.20%), 4.92%, 07/15/27(c)(d)		270	274,014
ALM XVII Ltd., Series 2015-17A, Class D, (3 mo. LIBOR US + 6.35%), 8.07%, 01/15/28(c)(d)		1,000	1,015,108
AmeriCredit Automobile Receivables, Series 2014-3, Class C, 2.58%, 09/08/20		4,850	4,856,094
AMMC CLO Ltd.(c)(d):
Series 2014-15A, Class D, (3 mo. LIBOR US + 4.20%), 5.74%, 12/09/26		2,000	2,033,483
Series 2016-18A, Class E1, (3 mo. LIBOR US + 6.67%), 8.61%, 05/26/28		500	505,536
Anchorage Capital CLO Ltd.(d):
Series 2014-3RA, Class E, 7.26%, 01/28/31(e)		850	849,954
Series 2014-4RA, Class D, 4.36%, 01/28/31(e)		250	250,087
Series 2014-5RA, Class E, 7.12%, 01/15/30(e)		860	859,924
Series 2015-7A, Class DR, 4.42%, 10/15/27(e)		1,000	1,008,281
Series 2016-8A, Class E, (3 mo. LIBOR US + 6.50%), 8.26%, 07/28/28(c)		1,000	1,015,808
Series 2016-9A, Class D, (3 mo. LIBOR US + 4.00%), 5.72%, 01/15/29(c)		350	357,300
Ares XL CLO Ltd., Series 2016-40A, Class D, (3 mo. LIBOR US + 6.60%), 8.32%, 10/15/27(c)(d)		500	511,349
Ares XXXII CLO Ltd., Series 2014-32A, Class BR, (3 mo. LIBOR US + 2.25%), 4.09%, 11/15/25(c)(d)		1,250	1,258,602
Ballyrock CLO LLC, Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.65%), 5.39%, 10/20/26(c)(d)		280	280,084

Security	Par (000)		Value
Asset-Backed Securities (continued)
Battalion CLO XI Ltd., Series 2017-11A, Class E, 7.72%, 10/24/29(d)(e)	USD	325	$329,907
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, 7.76%, 10/15/30(d)(e)		500	511,669
BlueMountain CLO Ltd., Series 2012-2A, Class DR, (3 mo. LIBOR US + 4.15%), 6.03%, 11/20/28(c)(d)		1,000	1,018,125
Carlyle Global Market Strategies CLO Ltd.(c)(d):
Series 2014-3A, Class D1, (3 mo. LIBOR US + 5.10%), 6.86%, 07/27/26		1,000	1,005,219
Series 2014-4A, Class E, (3 mo. LIBOR US + 5.20%), 6.92%, 10/15/26		500	501,755
Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.00%), 3.74%, 04/20/27		600	601,797
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(d)		632	581,782
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(d)		3,073	3,135,909
Dryden Senior Loan Fund, Series 2014-31A, Class DR, (3 mo. LIBOR US + 3.35%), 5.08%, 04/18/26(c)(d)		250	250,838
Galaxy CLO Ltd., Series 2015-21A, 1.00%, 04/20/31(d)(e)(f)		500	500,000
Highbridge Loan Management Ltd., Series 5A-2015, Class E, (3 mo. LIBOR US + 5.35%), 7.11%, 01/29/26(d)(e)		1,000	1,001,311
HPS Loan Management Ltd., Series 9A-2016, Class D2, (3 mo. LIBOR US + 6.45%), 8.19%, 07/19/27(c)(d)		1,000	1,014,619
Lendmark Funding Trust, Series 2017-2A, Class A, 2.80%, 05/20/26(d)		2,240	2,228,112
Litigation Fee Residual Funding, 4.00%, 10/30/27(a)		1,487	1,481,782
Madison Park Funding X Ltd., Series 2012-10A, Class ER, (3 mo. LIBOR US + 7.62%), 9.36%, 01/20/29(c)(d)		500	518,837
Madison Park Funding XI Ltd., Series 2013-11A, Class ER, 8.19%, 07/23/29(d)(e)		250	254,046
Madison Park Funding XIII Ltd., Series 2014-13A, Class E, (3 mo. LIBOR US + 5.00%), 6.74%, 01/19/25(c)(d)		1,250	1,250,989
Madison Park Funding XIV Ltd., Series 2014-14A, Class E, (3 mo. LIBOR US + 4.75%), 6.49%, 07/20/26(c)(d)		1,000	1,000,811
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 3.96%, 01/27/26(c)(d)		1,500	1,504,396
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, 6.72%, 01/15/28(d)(e)		1,250	1,250,399
Oaktree CLO Ltd., 6.94%, 10/20/27(d)(e)		500	500,069
Octagon Investment Partners LLC, Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 8.04%, 07/20/30(c)(d)		500	514,820
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.48%), 5.33%, 12/16/24(c)(d)		1,000	1,005,590
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 07/18/25(d)		4,000	3,997,216
OZLM IX Ltd., Series 2014-9A Class CR, (3 mo. LIBOR US + 3.55%), 5.29%, 01/20/27(c)(d)		1,000	1,004,514
OZLM VII Ltd., Series 2014-7A, Class CR, (3 mo. LIBOR US + 3.50%), 5.23%, 07/17/26(c)(d)		250	251,593

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
OZLM VIII Ltd., Series 2014-8A(c)(d):
Class BR, (3 mo. LIBOR US + 2.25%), 3.98%, 10/17/26	USD	2,500	$2,506,774
Class CR, (3 mo. LIBOR US + 3.40%), 5.13%, 10/17/26		500	501,709
OZLM XII Ltd., Series 2015-12A, Class C, (3 mo. LIBOR US + 3.70%), 5.47%, 04/30/27(c)(d)		1,000	1,003,363
OZLM XIX Ltd., Series 2017-19A, Class D, 7.97%, 11/22/30(d)(e)		500	515,447
OZLM XV Ltd., Series 2016-15A, Class C, (3 mo. LIBOR US + 4.00%), 5.74%, 01/20/29(c)(d)		1,000	1,021,047
OZLM XXI, Series 2017-21A, Class D, 7.29%, 01/20/31(d)(e)		500	499,565
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, 7.63%, 11/14/29(d)(e)		1,750	1,784,183
Regatta V Funding Ltd., Series 2014-1A, Class BR, (3 mo. LIBOR US + 2.30%), 4.05%, 10/25/26(c)(d)		2,000	2,006,977
Rockford Tower CLO Ltd.(c)(d):
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.25%), 4.97%, 04/15/29		250	253,422
Series 2017-2A, Class D, (3 mo. LIBOR US + 3.45%), 5.17%, 10/15/29		500	511,306
Santander Drive Auto Receivables Trust:
Series 2014-3, Class D, 2.65%, 08/17/20		4,015	4,020,943
Series 2014-4, Class C, 2.60%, 11/16/20		1,521	1,523,060
Series 2014-4, Class D, 3.10%, 11/16/20		4,500	4,522,085
Shackleton CLO Ltd., Series 2013-3A(d)(e):
Class DR, 4.74%, 07/15/30		500	503,358
Class ER, 7.60%, 07/15/30		250	250,102
Sound Point CLO IV Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.40%), 5.14%, 01/21/26(c)(d)		800	801,652
Sound Point CLO VII Ltd., Series 2014-3A, Class D, (3 mo. LIBOR US + 3.60%), 5.34%, 01/23/27(c)(d)		2,000	2,009,503
Sound Point CLO XIV Ltd, Series 2016-3A, Class E, (3 mo. LIBOR US + 6.65%), 8.39%, 01/23/29(c)(d)		1,000	1,023,712
Symphony CLO XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 2.20%), 3.93%, 10/17/26(c)(d)		1,250	1,255,607
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 4.00%), 5.36%, 01/23/28(c)(d)		1,000	1,027,803
Thayer Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.10%), 7.84%, 04/20/29(c)(d)		500	511,987
THL Credit Wind River CLO Ltd., Series 2014-3A, Class E, (3 mo. LIBOR US + 5.60%), 7.34%, 01/22/27(c)(d)		1,000	1,003,952
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.51%), 8.23%, 07/15/29(c)(d)		500	508,932
Venture XXVI CLO Ltd., Series 2017-26A(c)(d):
Class D, (3 mo. LIBOR US + 4.25%), 5.99%, 01/20/29		1,000	1,032,335
Class E, (3 mo. LIBOR US + 6.80%), 8.54%, 01/20/29		500	513,032
Vibrant CLO IV Ltd., Series 2016-4A, Class D, (3 mo. LIBOR US + 4.50%), 6.24%, 07/20/28(c)(d)		1,000	1,023,559
Voya CLO Ltd., Series 2014-4A, Class CR, (3 mo. LIBOR US + 3.00%), 4.72%, 10/14/26(c)(d)		2,500	2,512,557
Wellfleet CLO Ltd., Series 2017-3A, Class B, 1.95%, 01/17/31(d)(e)		500	500,898

Security	Par (000)		Value
Asset-Backed Securities (continued)
World Financial Network Credit Card Master Trust, Series 2012-C, Class B, 3.57%, 08/15/22	USD	3,000	$3,020,640
York CLO Ltd.(d):
Series 2015-1A, Class ER, 7.11%, 01/22/31(e)		250	250,849
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 5.34%, 10/20/29(c)		250	255,671
Series 2016-2A, Class E, (3 mo. LIBOR US + 6.94%), 8.68%, 01/20/30(c)		1,000	1,025,388

			85,260,474
Interest Only Asset-Backed Securities — 0.1%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 03/30/30(a)(d)		3,807	221,274
Sterling Coofs Trust, Series 2004-1, Class A, 2.00%, 04/15/29(a)(d)(e)		286	143,111

			364,385

Total Asset-Backed Securities — 13.7% (Cost — $85,092,388)			85,624,859

Corporate Bonds — 61.5%

Aerospace & Defense — 1.4%
Arconic, Inc.:
5.87%, 02/23/22(g)		730	773,800
5.13%, 10/01/24(g)		742	768,897
5.90%, 02/01/27		105	112,875
6.75%, 01/15/28		54	61,560
5.95%, 02/01/37		50	53,380
Bombardier, Inc.(d):
7.75%, 03/15/20		660	704,550
8.75%, 12/01/21(g)		372	407,805
6.00%, 10/15/22		19	18,953
6.13%, 01/15/23		378	378,945
7.50%, 12/01/24		584	606,630
7.50%, 03/15/25(g)		1,249	1,281,786
7.45%, 05/01/34		188	191,760
Engility Corp., 8.88%, 09/01/24		216	228,960
EnPro Industries, Inc., 5.88%, 09/15/22		111	115,057
KLX, Inc., 5.88%, 12/01/22(d)(g)		788	811,640
Koppers, Inc., 6.00%, 02/15/25(d)		225	232,875
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(d)		160	166,800
Moog, Inc., 5.25%, 12/01/22(d)		270	278,100
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22(d)		164	172,610
TransDigm, Inc.:
6.00%, 07/15/22(g)		1,070	1,095,412
6.50%, 07/15/24(g)		378	389,813
6.50%, 05/15/25		55	56,375
6.38%, 06/15/26		58	59,305

			8,967,888
Air Freight & Logistics — 0.2%
XPO Logistics, Inc., 6.50%, 06/15/22(d)(g)		1,043	1,083,416

Airlines — 2.0%
Air Canada Pass-Through Trust(d):
Series 2013-1, Class C, 6.63%, 05/15/18		651	655,882
Series 2015-1, Class B, 3.88%, 09/15/24(g)		1,282	1,278,930
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24(g)		2,696	2,825,181
Series 2013-2, Class B, 5.60%, 01/15/22(d)(g)		372	382,452
Series 2017-1, Class B, 4.95%, 08/15/26		1,438	1,485,860

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Airlines (continued)
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20	USD	239	$243,780
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 04/29/18(g)		230	231,437
Latam Finance Ltd., 6.88%, 04/11/24(d)		203	213,150
United Airlines Pass-Through Trust:
Series 2014-2, Class B, 4.63%, 03/03/24(g)		1,865	1,903,557
Series 2015-1, Class A, 3.70%, 06/01/24(g)		2,430	2,441,785
US Airways Pass-Through Trust, Series 2011-1, Class B, 9.75%, 04/22/20		321	334,286
Virgin Australia Trust, Series 2013-1(d)(g):
Class A, 5.00%, 04/23/25		327	337,672
Class C, 7.13%, 10/23/18		229	232,288

			12,566,260
Auto Components — 0.5%
Allison Transmission, Inc., 5.00%, 10/01/24(d)		28	28,385
Aptiv PLC, 4.40%, 10/01/46		240	232,929
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23	EUR	100	127,032
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	67	67,000
HP Pelzer Holding GmbH, 4.13%, 04/01/24	EUR	100	124,257
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 08/01/20	USD	28	28,546
6.25%, 02/01/22		299	303,485
6.75%, 02/01/24		279	284,580
6.38%, 12/15/25		149	149,559
IHO Verwaltungs GmbH(h):
(2.75% Cash or 3.50% PIK), 2.75%, 09/15/21	EUR	100	124,269
(3.25% Cash or 4.00% PIK), 3.25%, 09/15/23		100	126,026
(3.75% Cash or 4.50% PIK), 3.75%, 09/15/26		100	128,710
(4.13% Cash or 4.88% PIK), 4.13%, 09/15/21(d)	USD	200	199,500
(4.50% Cash or 5.25% PIK), 4.50%, 09/15/23(d)		200	196,000
Tesla, Inc., 5.30%, 08/15/25(d)(g)		496	470,729
ZF North America Capital, Inc., 4.50%, 04/29/22(d)(g)		252	258,300

			2,849,307
Automobiles — 0.4%
General Motors Co., 3.50%, 10/02/18(g)		2,478	2,491,009

Banks — 1.6%
Allied Irish Banks PLC(5 year EUR Swap + 3.95%), 4.13%, 11/26/25(i)	EUR	100	131,707
Alpha Bank AE, 2.50%, 02/05/23		100	121,619
Banco Espirito Santo SA, 4.00%, 01/21/19(b)(j)		100	36,600
Banco Popolare, 2.75%, 07/27/20		100	127,316
Bank of Ireland (5 year EUR Swap + 3.55%), 4.25%, 06/11/24(i)		100	127,547
Bankia SA(5 year EUR Swap + 3.35%), 3.38%, 03/15/27(i)		100	129,371
Barclays PLC, 3.65%, 03/16/25(g)	USD	3,600	3,462,250
CaixaBank SA(5 year EUR Swap + 3.35%), 3.50%, 02/15/27(i)	EUR	100	130,169
CIT Group, Inc., 5.00%, 08/01/23(g)	USD	582	598,005
HSBC Holdings PLC, 4.38%, 11/23/26(g)		395	396,591
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(e)	EUR	100	123,525
Inversiones Atlantida SA, 8.25%, 07/28/22(d)	USD	370	378,788
National Bank of Greece SA, 2.75%, 10/19/50	EUR	100	124,783
Nordea Bank AB, 4.50%, 03/26/20		1,020	1,356,458
Santander Holdings USA, Inc., 4.50%, 07/17/25(g)	USD	1,750	1,774,933
Santander UK Group Holdings PLC, 2.88%, 08/05/21(g)		950	930,211

			9,949,873

Security	Par (000)		Value
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc., 3.30%, 02/01/23(g)	USD	3,000	$2,991,702
Central American Bottling Corp., 5.75%, 01/31/27(d)		176	181,280
OI European Group BV, 4.00%, 03/15/23(d)		223	215,753

			3,388,735
Biotechnology — 0.1%
Illumina, Inc., 0.50%, 06/15/21		303	363,145
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	100	112,850

			475,995
Building Materials — 0.1%
American Woodmark Corp., Co. GUAR 144A 03/26 4.875, 4.88%, 03/15/26(d)	USD	97	96,272
Jeld-Wen, Inc., 4.63%, 12/15/25(d)		93	90,908
Titan Global Finance PLC, 3.50%, 06/17/21	EUR	100	129,015

			316,195
Building Products — 0.4%
American Builders & Contractors Supply Co., Inc.(d):
5.63%, 04/15/21	USD	76	76,950
5.75%, 12/15/23		210	218,925
Beacon Escrow Corp., 4.88%, 11/01/25(d)		362	353,059
Building Materials Corp. of America, 6.00%, 10/15/25(d)(g)		260	274,625
CPG Merger Sub LLC, 8.00%, 10/01/21(d)(g)		324	333,720
Masonite International Corp., 5.63%, 03/15/23(d)(g)		479	495,166
Ply Gem Industries, Inc., 6.50%, 02/01/22		219	227,011
Standard Industries, Inc.(d):
5.50%, 02/15/23(g)		147	151,042
5.38%, 11/15/24		45	46,013
USG Corp.(d):
5.50%, 03/01/25		11	11,440
4.88%, 06/01/27		198	195,030

			2,382,981
Cable Television Services — 0.0%
CB Escrow Corp., 8.00%, 10/15/25(d)		146	142,715

Capital Markets — 0.6%
Blackstone CQP Holdco LP(d):
6.50%, 03/20/21		2,040	2,057,850
6.00%, 08/18/21		332	333,577
Morgan Stanley, 4.00%, 07/23/25(g)		965	977,410
NFP Corp., 6.88%, 07/15/25(d)		85	85,213
SURA Asset Management SA, 4.38%, 04/11/27(d)		205	202,437

			3,656,487
Chemicals — 1.8%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(d)(g)		1,061	1,066,305
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	128,204
Axalta Coating Systems LLC, 4.88%, 08/15/24(d)	USD	239	240,195
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		424	491,840
10.00%, 10/15/25		308	367,290
CF Industries, Inc.:
7.13%, 05/01/20		61	65,041
5.15%, 03/15/34		90	88,200
4.95%, 06/01/43		164	149,240
Chemours Co.:
6.63%, 05/15/23		248	260,710
7.00%, 05/15/25		112	120,680
5.38%, 05/15/27		134	134,335

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Chemicals (continued)
Cydsa SAB de C.V., 6.25%, 10/04/27(d)	USD	252	$251,685
Hexion, Inc., 10.38%, 02/01/22(d)		184	179,400
Huntsman International LLC:
4.88%, 11/15/20		165	168,759
5.13%, 11/15/22		280	289,100
Ineos Finance PLC, 4.00%, 05/01/23	EUR	100	125,045
INEOS Group Holdings SA, 5.38%, 08/01/24		100	128,833
Mexichem SAB de CV, 5.50%, 01/15/48(d)	USD	200	190,300
Momentive Performance Materials, Inc., 3.88%, 10/24/21(g)		1,578	1,641,120
NOVA Chemicals Corp., 4.88%, 06/01/24(d)		267	263,663
Olin Corp., 5.00%, 02/01/30		117	112,905
Platform Specialty Products Corp.(d)(g):
6.50%, 02/01/22		1,876	1,925,245
5.88%, 12/01/25		631	627,845
PQ Corp.(d):
6.75%, 11/15/22(g)		373	393,515
5.75%, 12/15/25		408	414,120
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	100	127,185
Sherwin-Williams Co., 2.75%, 06/01/22	USD	180	175,522
Tronox Finance PLC, 5.75%, 10/01/25(d)		172	170,710
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25(d)		150	152,625
Versum Materials, Inc., 5.50%, 09/30/24(d)		116	121,220
WR Grace & Co-Conn(d):
5.13%, 10/01/21		316	327,060
5.63%, 10/01/24		200	210,000

			11,107,897
Commercial Services & Supplies — 1.1%
ADT Corp.:
6.25%, 10/15/21		139	147,601
3.50%, 07/15/22(g)		163	155,665
4.13%, 06/15/23		310	301,475
4.88%, 07/15/32(d)		474	431,340
Advanced Disposal Services, Inc., 5.63%, 11/15/24(d)		225	229,500
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(d)(g)		669	663,982
CD&R Waterworks Merger Sub LLC, 6.13%, 08/15/25(d)		410	405,900
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22(d)		39	40,170
Harland Clarke Holdings Corp., 8.38%, 08/15/22(d)		414	428,490
KAR Auction Services, Inc., 5.13%, 06/01/25(d)		285	287,137
La Financiere Atalian SAS, 4.00%, 05/15/24	EUR	100	126,059
Mobile Mini, Inc., 5.88%, 07/01/24(g)	USD	499	518,960
Paprec Holding SA, 5.25%, 04/01/22	EUR	100	125,077
Park Aerospace Holdings Ltd.(d):
3.63%, 03/15/21	USD	226	217,525
5.25%, 08/15/22		369	369,461
Pitney Bowes, Inc., 3.63%, 10/01/21(g)		500	476,875
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(d)		160	161,808
S&P Global, Inc., 2.50%, 08/15/18(g)		445	445,415
United Rentals North America, Inc.:
4.63%, 07/15/23		160	163,600
5.75%, 11/15/24(g)		609	628,792
5.50%, 05/15/27		246	251,781
Verisure Holding AB, 6.00%, 11/01/22	EUR	113	144,994
Wrangler Buyer Corp., 6.00%, 10/01/25(d)	USD	109	110,363

			6,831,970
Communications Equipment — 0.7%
CommScope Technologies Finance LLC, 6.00%, 06/15/25(d)		3	3,098

Security	Par (000)		Value
Communications Equipment (continued)
CommScope Technologies LLC, 5.00%, 03/15/27(d)	USD	207	$201,954
CommScope, Inc.(d):
5.00%, 06/15/21		465	471,394
5.50%, 06/15/24		102	103,913
Motorola Solutions, Inc., 3.75%, 05/15/22(g)		1,500	1,501,518
Nokia OYJ:
3.38%, 06/12/22		106	103,074
4.38%, 06/12/27		149	143,040
6.63%, 05/15/39		200	216,000
Zayo Group LLC/Zayo Capital, Inc.(g):
6.00%, 04/01/23		531	551,576
6.38%, 05/15/25		380	397,146
5.75%, 01/15/27(d)		707	710,535

			4,403,248
Construction & Engineering — 0.5%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(d)		293	305,558
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(d)		293	320,102
BlueLine Rental Finance Corp., 9.25%, 03/15/24(d)(g)		1,124	1,215,325
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(d)		528	545,160
SPIE SA, 3.13%, 03/22/24	EUR	100	125,975
Tutor Perini Corp., 6.88%, 05/01/25(d)	USD	219	229,950
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25(d)		61	60,982

			2,803,052
Construction Materials — 0.2%
American Tire Distributors, Inc., 10.25%, 03/01/22(d)		204	212,439
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		137	146,076
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	100	130,693
Navistar International Corp., 6.63%, 11/01/25(d)	USD	271	279,130
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(d)		160	173,400
Rexel SA, 3.50%, 06/15/23	EUR	116	148,306
Williams Scotsman International, Inc., 7.88%, 12/15/22(d)	USD	109	114,178

			1,204,222
Consumer Discretionary — 0.2%
Arch Merger Sub, Inc., 8.50%, 09/15/25(d)		189	181,440
Elis SA, 1.88%, 02/15/23	EUR	100	123,067
Nielsen Co. Luxembourg SARL, 5.00%, 02/01/25(d)	USD	79	78,877
Viking Cruises Ltd.(d):
6.25%, 05/15/25		141	143,115
5.88%, 09/15/27		528	514,800

			1,041,299
Consumer Finance — 0.8%
Alliance Data Systems Corp.(d):
5.88%, 11/01/21(g)		696	711,660
5.38%, 08/01/22		130	130,488
Ally Financial, Inc., 8.00%, 11/01/31(g)		911	1,129,640
CDK Global, Inc., 4.88%, 06/01/27(d)		278	275,832
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(d)		200	205,000
IHS Markit Ltd.(d):
4.75%, 02/15/25		167	170,757
4.00%, 03/01/26		122	118,340

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Consumer Finance (continued)
Navient Corp.:
5.00%, 10/26/20(g)	USD	310	$311,937
6.63%, 07/26/21		113	118,085
6.50%, 06/15/22		375	390,937
5.50%, 01/25/23		134	132,660
7.25%, 09/25/23(g)		257	273,062
6.13%, 03/25/24		43	43,430
5.88%, 10/25/24		125	123,750
6.75%, 06/25/25		181	185,806
5.63%, 08/01/33		95	84,550
OneMain Financial Holdings LLC, 7.25%, 12/15/21(d)		219	227,514
Springleaf Finance Corp.:
6.13%, 05/15/22		70	71,750
5.63%, 03/15/23		110	108,900

			4,814,098
Containers & Packaging — 1.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.25%, 09/15/22(d)		239	238,104
4.63%, 05/15/23(d)		206	205,742
6.75%, 05/15/24	EUR	100	133,133
7.25%, 05/15/24(d)(g)	USD	1,668	1,786,845
6.00%, 02/15/25(d)		399	408,975
4.75%, 07/15/27(d)	GBP	100	133,870
4.75%, 07/15/27		100	133,870
Ball Corp.:
5.00%, 03/15/22(g)	USD	303	314,362
4.00%, 11/15/23		48	47,520
BWAY Holding Co.(d):
5.50%, 04/15/24(g)		681	696,322
7.25%, 04/15/25		113	116,673
Horizon Holdings I SASU, 7.25%, 08/01/23	EUR	100	127,996
JH-Holding Finance SA, (8.25% PIK), 8.25%, 12/01/22(h)		100	128,787
Mercer International, Inc.:
6.50%, 02/01/24	USD	113	118,367
5.50%, 01/15/26(d)		117	116,415
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20(g)		1,029	1,044,630
6.88%, 02/15/21		73	73,683
(3 mo. LIBOR US + 3.50%), 5.22%, 07/15/21(c)(d)		810	819,112
5.13%, 07/15/23(d)		175	178,281
7.00%, 07/15/24(d)(g)		1,039	1,094,197
Sealed Air Corp.(d):
4.88%, 12/01/22		192	197,760
6.88%, 07/15/33		44	49,500
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 05/01/22(d)(g)		473	489,555
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	124,416
Verallia Packaging SASU, 5.13%, 08/01/22		100	126,280

			8,904,395
Diversified Consumer Services — 0.6%
APX Group, Inc.:
6.38%, 12/01/19	USD	30	30,450
8.75%, 12/01/20(g)		270	272,025
7.88%, 12/01/22(g)		182	191,782
Ascend Learning LLC, 6.88%, 08/01/25(d)		299	307,970
GW Honos Security Corp., 8.75%, 05/15/25(d)		87	93,634
Laureate Education, Inc., 8.25%, 05/01/25(d)		114	121,410

Security	Par (000)		Value
Diversified Consumer Services (continued)
Matthews International Corp., 5.25%, 12/01/25(d)	USD	62	$62,155
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(d)(g)		2,009	2,187,299
ServiceMaster Co. LLC, 5.13%, 11/15/24(d)		244	240,340

			3,507,065
Diversified Financial Services — 1.1%
Aircastle Ltd.:
6.25%, 12/01/19(g)		367	382,139
5.13%, 03/15/21		16	16,440
5.50%, 02/15/22		267	277,680
Arrow Global Finance PLC(3 mo. Euribor + 2.88%), 2.88%, 04/01/25(c)	EUR	100	119,860
Banca IFIS SpA, 4.50%, 10/17/27(e)		100	123,983
Docuformas SAPI de C.V., 9.25%, 10/11/22(d)	USD	421	403,107
FBM Finance, Inc., 8.25%, 08/15/21(d)		130	137,150
General Motors Financial Co., Inc., 4.38%, 09/25/21(g)		530	545,295
Intesa Sanpaolo SpA, 5.02%, 06/26/24(d)(g)		2,442	2,436,672
Intrum Justitia AB, 2.75%, 07/15/22	EUR	100	119,867
Jefferies Finance LLC/JFIN Co-Issuer Corp.(d)(g):
7.38%, 04/01/20	USD	290	293,483
6.88%, 04/15/22		480	480,000
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(h)	EUR	101	125,093
Mercury Bondco PLC, (8.25% Cash or 9.00% PIK), 8.25%, 05/30/21(h)		200	255,421
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(d)	USD	504	507,780
UniCredit SpA(5 year EUR Swap + 4.32%), 4.38%, 01/03/27(i)	EUR	100	132,722
Vantiv LLC/Vanity Issuer Corp.(d):
3.88%, 11/15/25	GBP	100	136,314
4.38%, 11/15/25	USD	200	193,750
WMG Acquisition Corp.:
4.13%, 11/01/24	EUR	100	128,008
5.50%, 04/15/26(d)	USD	120	120,000

			6,934,764
Diversified Telecommunication Services — 1.3%
CenturyLink, Inc.:
Series P, 7.60%, 09/15/39		26	22,685
Series S, 6.45%, 06/15/21(g)		588	601,230
Series T, 5.80%, 03/15/22		255	251,494
Series U, 7.65%, 03/15/42		246	214,020
Series W, 6.75%, 12/01/23(g)		245	241,325
Cincinnati Bell, Inc., 7.00%, 07/15/24(d)		406	385,700
Frontier Communications Corp.:
7.13%, 03/15/19		190	193,325
7.13%, 01/15/23		144	95,940
7.63%, 04/15/24(g)		252	160,020
6.88%, 01/15/25(g)		1,024	624,640
11.00%, 09/15/25		216	169,290
Level 3 Financing, Inc.:
5.38%, 08/15/22		184	185,840
5.63%, 02/01/23		115	116,150
5.13%, 05/01/23(g)		295	295,000
5.38%, 01/15/24		325	323,375
5.38%, 05/01/25(g)		303	300,728
5.25%, 03/15/26(g)		1,614	1,553,459
OTE PLC, 3.50%, 07/09/20	EUR	100	129,015
SoftBank Group Corp.:
(5 year USD ICE Swap + 4.85%), 6.88%(i)(k)	USD	290	286,187
4.75%, 09/19/24		200	194,053
4.75%, 07/30/25	EUR	122	156,654

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	233	$255,135
6.00%, 09/30/34(g)		671	702,872
7.20%, 07/18/36		202	236,340
7.72%, 06/04/38		21	25,725
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	37	67,167
Telecom Italia SpA:
5.88%, 05/19/23	GBP	100	157,221
3.63%, 01/19/24	EUR	100	134,252
Verizon Communications, Inc., 3.38%, 02/15/25		156	152,440

			8,231,282
Electric Utilities — 0.8%
AES Corp., 5.50%, 04/15/25	USD	89	91,225
Black Hills Corp., 3.15%, 01/15/27(g)		305	288,745
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(d)(g)		1,006	1,006,000
DPL, Inc., 7.25%, 10/15/21		30	32,700
Enel Finance International NV, 3.63%, 05/25/27(d)(g)		900	864,679
Energuate Trust, 5.88%, 05/03/27(d)		200	203,000
Exelon Corp., 3.40%, 04/15/26(g)		140	136,227
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(d)		177	174,566
Pampa Energia SA, 7.50%, 01/24/27(d)		290	303,775
Southern Co., 2.95%, 07/01/23(g)		1,920	1,865,291
Talen Energy Supply LLC, 6.50%, 06/01/25		176	135,960
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.(a):
10.25%, 11/01/15		47	141
10.50%, 11/01/18		31	93
11.50%, 10/01/20(b)		300	—

			5,102,402
Electrical Equipment — 0.0%
Areva SA, 4.88%, 09/23/24	EUR	100	135,061

Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23	USD	72	73,080
5.50%, 12/01/24(g)		493	515,185
5.00%, 09/01/25		107	107,803
Itron, Inc., 5.00%, 01/15/26(d)		25	24,875

			720,943
Energy Equipment & Services — 0.8%
Ensco PLC:
5.20%, 03/15/25		40	33,200
7.75%, 02/01/26		313	295,785
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(d)(g)		640	651,200
Halliburton Co., 3.80%, 11/15/25(g)		100	100,056
Oceaneering International, Inc., 6.00%, 02/01/28		212	208,946
Odebrecht Oil & Gas Finance Ltd., 0.00%(d)(k)(l)	BRL	43	1,089
Pattern Energy Group, Inc., 5.88%, 02/01/24(d)	USD	223	229,645
Pioneer Energy Services Corp., 6.13%, 03/15/22		275	248,531
Precision Drilling Corp.:
6.50%, 12/15/21		68	69,190
7.75%, 12/15/23		75	79,125
5.25%, 11/15/24		134	127,635
7.13%, 01/15/26(d)		214	215,873
Transocean, Inc.:
5.80%, 10/15/22		246	238,657
9.00%, 07/15/23(d)(g)		636	686,880
7.50%, 01/15/26(d)		403	406,023
6.80%, 03/15/38		134	107,870

Security	Par (000)		Value
Energy Equipment & Services (continued)
Trinidad Drilling Ltd., 6.63%, 02/15/25(d)	USD	331	$319,829
Weatherford International Ltd.:
7.75%, 06/15/21(g)		465	463,256
8.25%, 06/15/23		168	162,960
9.88%, 02/15/24		326	322,740
6.50%, 08/01/36		110	83,600
7.00%, 03/15/38		8	6,360
5.95%, 04/15/42		310	223,200

			5,281,650
Environmental, Maintenance, & Security Service — 0.1%
Tervita Escrow Corp., 7.63%, 12/01/21(d)(g)		642	645,210
Waste Pro USA, Inc., 5.50%, 02/15/26(d)		186	186,930

			832,140
Food & Staples Retailing — 0.4%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		186	171,352
5.75%, 03/15/25		104	91,000
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	141,774
Casino Guichard Perrachon SA, 4.50%, 03/07/24	EUR	200	264,463
CVS Health Corp., 4.75%, 12/01/22(g)	USD	165	173,073
Dollar Tree, Inc.:
5.25%, 03/01/20		58	58,725
5.75%, 03/01/23(g)		1,321	1,372,189
Post Holdings, Inc., 5.63%, 01/15/28(d)		73	71,084
Rite Aid Corp., 6.13%, 04/01/23(d)		254	255,270

			2,598,930
Food Products — 0.7%
Acosta, Inc., 7.75%, 10/01/22(d)		214	153,010
Aramark Services, Inc.:
5.13%, 01/15/24(g)		417	425,340
5.00%, 04/01/25(d)		46	46,345
Arcor SAIC, 6.00%, 07/06/23(d)		180	186,336
B&G Foods, Inc., 5.25%, 04/01/25		129	124,163
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(d)		316	329,430
JBS USA LLC/JBS USA Finance, Inc.(d):
5.88%, 07/15/24		184	179,437
5.75%, 06/15/25(g)		589	562,495
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(d)		287	284,187
MARB BondCo PLC, 7.00%, 03/15/24		200	196,702
Marfrig Holdings Europe BV, 8.00%, 06/08/23(d)(g)		200	206,400
Minerva Luxembourg SA, 6.50%, 09/20/26(d)		200	198,500
Pilgrim’s Pride Corp.(d):
5.75%, 03/15/25		227	225,865
5.88%, 09/30/27		194	188,626
Post Holdings, Inc.(d):
5.50%, 03/01/25		90	90,563
5.00%, 08/15/26		305	289,750
5.75%, 03/01/27		407	401,912

			4,089,061
Health Care Equipment & Supplies — 0.9%
Avantor, Inc.:
4.75%, 10/01/24	EUR	100	121,123
6.00%, 10/01/24(d)(g)	USD	1,571	1,571,000
9.00%, 10/01/25(d)		398	398,995
Crimson Merger Sub, Inc., 6.63%, 05/15/22(d)(g)		1,126	1,117,555
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(d)(g)		1,093	1,060,210

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Equipment & Supplies (continued)
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(d):
4.88%, 04/15/20(g)	USD	284	$274,770
5.75%, 08/01/22(g)		402	355,770
5.63%, 10/15/23		162	134,055
5.50%, 04/15/25		57	45,030
Teleflex, Inc.:
5.25%, 06/15/24		250	256,250
4.88%, 06/01/26		56	55,440
Thermo Fisher Scientific, Inc., 3.00%, 04/15/23(g)		305	299,183

			5,689,381
Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		85	86,029
5.63%, 02/15/23		90	92,336
6.50%, 03/01/24		196	202,370
Aetna, Inc., 2.80%, 06/15/23(g)		340	325,983
Air Medical Merger Sub Corp., 6.38%, 05/15/23(d)		85	80,750
Amsurg Corp., 5.63%, 07/15/22(g)		367	372,964
Centene Corp.:
5.63%, 02/15/21		329	336,814
4.75%, 05/15/22(g)		314	319,299
6.13%, 02/15/24		37	38,850
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		230	216,317
5.13%, 08/01/21		276	254,610
6.25%, 03/31/23		64	58,240
DaVita, Inc., 5.13%, 07/15/24(g)		235	233,384
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(d)(h)		258	258,003
Envision Healthcare Corp.(d):
5.13%, 07/01/22		73	73,548
6.25%, 12/01/24		225	236,812
HCA, Inc.:
6.50%, 02/15/20(g)		777	819,735
7.50%, 02/15/22(g)		225	248,906
5.88%, 03/15/22(g)		205	217,300
4.75%, 05/01/23		155	157,713
5.88%, 05/01/23		56	58,884
5.00%, 03/15/24(g)		1,194	1,216,387
5.38%, 02/01/25(g)		647	657,721
5.25%, 04/15/25(g)		995	1,022,362
5.88%, 02/15/26(g)		336	347,760
5.25%, 06/15/26(g)		84	86,100
4.50%, 02/15/27		86	83,958
5.50%, 06/15/47(g)		913	901,587
HealthSouth Corp., 5.75%, 11/01/24(g)		80	80,800
MEDNAX, Inc., 5.25%, 12/01/23(d)(g)		123	125,921
Molina Healthcare, Inc., 4.88%, 06/15/25(d)		108	103,410
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(d)(g)		498	524,145
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(d)(g)(h)		702	716,040
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(d)		137	143,850
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23(d)		104	105,560
Surgery Center Holdings, Inc.(d):
8.88%, 04/15/21		139	144,213
6.75%, 07/01/25(g)		272	255,680
Team Health Holdings, Inc., 6.38%, 02/01/25(d)(g)		375	343,125
Tenet Healthcare Corp.:
6.00%, 10/01/20(g)		613	637,514

Security	Par (000)		Value
Health Care Providers & Services (continued)
7.50%, 01/01/22(d)	USD	176	$185,680
8.13%, 04/01/22		678	715,290
6.75%, 06/15/23(g)		726	726,000
4.63%, 07/15/24(d)		185	177,600
THC Escrow Corp. III(d):
5.13%, 05/01/25		161	156,170
7.00%, 08/01/25		229	228,427
UnitedHealth Group, Inc., 3.75%, 07/15/25(g)		1,470	1,489,902
Vizient, Inc., 10.38%, 03/01/24(d)		322	360,640
WellCare Health Plans, Inc., 5.25%, 04/01/25		85	86,030

			16,310,719
Health Care Services — 0.0%
Aveta Inc. Escrow, 7.00%, 04/01/19(a)(d)		183	—

Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(d)		207	207,000
Quintiles IMS, Inc., 3.25%, 03/15/25(d)	EUR	100	123,075

			330,075
Hotels, Restaurants & Leisure — 3.6%
Burger King France SAS(3 mo. Euribor + 5.25%), 5.25%, 05/01/23(c)		100	124,299
Cirsa Funding Luxembourg SA, 5.88%, 05/15/23		100	126,176
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21		100	127,130
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	100	139,059
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(d)(g)	USD	348	340,170
Eldorado Resorts, Inc., 6.00%, 04/01/25		105	108,150
ESH Hospitality, Inc., 5.25%, 05/01/25(d)(g)		275	274,313
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		126	131,355
5.38%, 04/15/26		60	61,950
Golden Nugget, Inc., 6.75%, 10/15/24(d)		396	405,900
International Game Technology PLC, 4.75%, 02/15/23	EUR	125	169,098
IRB Holding Corp., 6.75%, 02/15/26(d)	USD	190	189,706
Jacobs Entertainment, Inc., 7.88%, 02/01/24(d)		89	95,119
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(d):
5.00%, 06/01/24		35	35,350
5.25%, 06/01/26		368	372,600
McDonald’s Corp., 3.70%, 01/30/26(g)		405	406,245
Melco Resorts Finance Ltd., 4.88%, 06/06/25(d)		375	366,851
MGM Resorts International:
5.25%, 03/31/20(g)		442	455,813
6.75%, 10/01/20(g)		226	241,255
6.63%, 12/15/21(g)		962	1,039,489
7.75%, 03/15/22		149	166,135
New Red Finance, Inc.(d):
4.25%, 05/15/24		245	233,975
5.00%, 10/15/25(g)		1,780	1,734,387
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/21(g)		630	632,363
Sabre GLBL, Inc., 5.38%, 04/15/23(d)		147	148,103
Scientific Games International, Inc.:
7.00%, 01/01/22(d)(g)		1,301	1,369,302
10.00%, 12/01/22(g)		988	1,071,980
5.00%, 10/15/25(d)		599	592,261
Six Flags Entertainment Corp.(d)(g):
4.88%, 07/31/24		795	793,084
5.50%, 04/15/27		61	61,229

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Spirit Issuer PLC:
Series A2, (3 mo. LIBOR GBP + 2.70%), 3.22%, 12/28/31(c)	GBP	1,800	$2,416,127
Series A5, 5.47%, 12/28/34		4,500	6,503,405
Station Casinos LLC, 5.00%, 10/01/25(d)	USD	303	295,425
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27	GBP	62	95,644
Wyndham Worldwide Corp., 4.15%, 04/01/24(g)	USD	858	859,654
Wynn Macau Ltd., 5.50%, 10/01/27(d)		200	196,940
Yum! Brands, Inc., 3.88%, 11/01/23		98	95,060

			22,475,102
Household Durables — 0.8%
Algeco Scotsman Global Finance 2 PLC, 10.00%, 08/15/23(d)		200	199,000
Algeco Scotsman Global Finance PLC, 8.00%, 02/15/23(d)		200	201,450
Berkline/Benchcraft LLC, 4.50%, 06/01/18(a)(b)(j)		200	—
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(d)		259	267,417
CalAtlantic Group, Inc., 6.25%, 12/15/21		380	406,600
K Hovnanian Enterprises, Inc., 10.00%, 07/15/22(d)		204	222,615
Lennar Corp.:
4.50%, 11/15/19		370	375,087
8.38%, 01/15/21(d)		134	149,477
4.75%, 04/01/21		26	26,553
4.13%, 01/15/22		118	116,820
5.38%, 10/01/22(d)		6	6,255
4.75%, 11/15/22		151	151,755
4.88%, 12/15/23		122	123,677
4.75%, 05/30/25		260	258,700
5.25%, 06/01/26(d)		28	28,560
4.75%, 11/29/27(d)		360	348,300
Mattamy Group Corp.(d):
6.88%, 12/15/23		143	149,971
6.50%, 10/01/25		176	183,920
MDC Holdings, Inc., 6.00%, 01/15/43		182	172,900
Meritage Homes Corp., 5.13%, 06/06/27		77	76,038
PulteGroup, Inc., 6.38%, 05/15/33(g)		469	500,657
Tempur Sealy International, Inc., 5.50%, 06/15/26(g)		180	176,850
TRI Pointe Group, Inc.:
4.38%, 06/15/19		110	110,275
4.88%, 07/01/21		112	112,560
5.25%, 06/01/27		18	17,798
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24(g)		248	255,440
William Lyon Homes, Inc., 5.88%, 01/31/25		95	94,763

			4,733,438
Household Products — 0.2%
ACCO Brands Corp., 5.25%, 12/15/24(d)		85	85,425
Diamond (BC) BV, 5.63%, 08/15/25	EUR	106	125,964
Prestige Brands, Inc., 6.38%, 03/01/24(d)	USD	58	59,450
Spectrum Brands, Inc., 6.63%, 11/15/22(g)		815	842,506

			1,113,345
Independent Power and Renewable Electricity Producers — 0.8%
AES Corp.:
4.88%, 05/15/23(g)		257	259,249
5.50%, 03/15/24		8	8,170
6.00%, 05/15/26		317	332,850
5.13%, 09/01/27		351	355,387
Calpine Corp.(d):
5.88%, 01/15/24		450	459,562

Security	Par (000)		Value
Independent Power and Renewable Electricity Producers (continued)
5.25%, 06/01/26(g)	USD	730	$708,100
Dynegy, Inc.:
7.38%, 11/01/22		324	341,415
5.88%, 06/01/23		71	72,775
8.00%, 01/15/25(d)		214	232,458
8.13%, 01/30/26(d)		171	187,245
Genneia SA, 8.75%, 01/20/22(d)		293	316,267
NRG Energy, Inc.:
6.63%, 01/15/27(g)		861	888,982
5.75%, 01/15/28(d)		236	233,003
NRG Yield Operating LLC, 5.38%, 08/15/24(g)		325	328,452
QEP Resources, Inc., 5.38%, 10/01/22(g)		109	110,635
TerraForm Power Operating LLC(d):
4.25%, 01/31/23		181	177,380
6.63%, 06/15/25(m)		30	32,475
5.00%, 01/31/28		181	175,172

			5,219,577
Industrial Conglomerates — 0.1%
Vertiv Group Corp., 9.25%, 10/15/24(d)		550	580,250

Insurance — 1.8%
Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/25(d)		180	175,950
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25(g)		360	352,900
American International Group, Inc., 3.75%, 07/10/25(g)		2,705	2,691,933
Aon PLC, 3.88%, 12/15/25(g)		1,115	1,126,193
Ardonagh Midco 3 PLC:
8.38%, 07/15/23	GBP	100	140,833
8.63%, 07/15/23(d)	USD	436	450,170
Assicurazioni Generali SpA(i):
(3 mo. Euribor + 7.11%), 7.75%, 12/12/42	EUR	100	155,042
(3 mo. Euribor + 5.35%), 5.50%, 10/27/47		100	142,495
AssuredPartners, Inc., 7.00%, 08/15/25(d)	USD	53	54,193
Fidelity National Financial, Inc., 4.25%, 08/15/18		102	313,783
Forethought Financial Group, Inc., 8.63%, 04/15/21(d)(g)		750	852,638
Groupama SA, 6.00%, 01/23/27	EUR	100	150,164
HUB International Ltd., 7.88%, 10/01/21(d)(g)	USD	948	977,625
Lincoln National Corp., 3.35%, 03/09/25(g)		845	828,102
Muenchener Rueckversicherungs AG(3 mo. Euribor + 3.50%), 6.00%, 05/26/41(i)	EUR	400	570,376
Nationwide Building Society, 4.13%, 10/18/32(d)(e)	USD	595	573,238
Radian Group, Inc.:
5.25%, 06/15/20		53	54,855
4.50%, 10/01/24		277	276,391
USIS Merger Sub, Inc., 6.88%, 05/01/25(d)		63	63,787
Wayne Merger Sub LLC, 8.25%, 08/01/23(d)(g)		947	984,880

			10,935,548
Internet Software & Services — 0.3%
Equinix, Inc.:
2.88%, 03/15/24	EUR	100	122,000
5.88%, 01/15/26(g)	USD	623	652,592
Netflix, Inc.:
4.38%, 11/15/26(g)		163	156,480
3.63%, 05/15/27	EUR	100	122,569
Rackspace Hosting, Inc., 8.63%, 11/15/24(d)	USD	200	208,282
Sabre GLBL, Inc., 5.25%, 11/15/23(d)		180	181,350
Symantec Corp., 5.00%, 04/15/25(d)		158	160,303
United Group BV, 4.38%, 07/01/22	EUR	126	155,995
ZPG PLC, 3.75%, 07/15/23	GBP	100	136,228

			1,895,799

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
IT Services — 0.8%
Ceridian HCM Holding, Inc., 11.00%, 03/15/21(d)(g)	USD	404	$417,465
First Data Corp.(d):
7.00%, 12/01/23(g)		1,555	1,634,694
5.00%, 01/15/24		180	181,125
5.75%, 01/15/24(g)		2,100	2,136,750
Gartner, Inc., 5.13%, 04/01/25(d)		174	178,350
WEX, Inc., 4.75%, 02/01/23(d)		431	433,963

			4,982,347
Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(d)		307	312,373
6.20%, 10/01/40		68	63,240
5.45%, 11/01/41		40	35,200

			410,813
Machinery — 0.2%
Cleaver-Brooks, Inc., 7.88%, 03/01/23(d)		92	97,060
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	109	132,149
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(d)	USD	215	211,775
SPX FLOW, Inc.(d):
5.63%, 08/15/24		292	297,110
5.88%, 08/15/26		139	142,822
Terex Corp., 5.63%, 02/01/25(d)(g)		354	357,540
Wabash National Corp., 5.50%, 10/01/25(d)		241	238,590

			1,477,046
Media — 5.7%
Altice Financing SA(d):
6.63%, 02/15/23		365	364,544
7.50%, 05/15/26(g)		1,084	1,092,130
Altice Luxembourg SA:
7.75%, 05/15/22(d)(g)		865	806,612
6.25%, 02/15/25	EUR	100	113,802
Altice US Finance I Corp.(d):
5.38%, 07/15/23(g)	USD	1,346	1,367,872
5.50%, 05/15/26		200	198,000
AMC Networks, Inc.:
5.00%, 04/01/24(g)		318	318,795
4.75%, 08/01/25		196	189,875
Cablevision SA, 6.50%, 06/15/21(d)		176	184,020
Cablevision Systems Corp., 8.00%, 04/15/20		125	132,838
CBS Radio, Inc., 7.25%, 11/01/24(d)		79	81,354
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 02/15/23(g)		270	274,387
4.00%, 03/01/23(d)(g)		670	652,412
5.13%, 05/01/23(d)(g)		375	382,031
5.13%, 05/01/27(d)(g)		2,133	2,053,908
5.00%, 02/01/28(d)		30	28,322
Cequel Communications Holdings I LLC/Cequel Capital Corp.(d):
6.38%, 09/15/20		105	106,181
5.13%, 12/15/21		187	186,299
5.13%, 12/15/21(g)		640	636,205
7.75%, 07/15/25(g)		1,276	1,358,940
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25(g)		2,425	2,492,901
Clear Channel International BV, 8.75%, 12/15/20(d)(g)		560	585,200
Clear Channel Worldwide Holdings, Inc.(g):
6.50%, 11/15/22		2,817	2,888,023
Series B, 7.63%, 03/15/20		1,199	1,197,501
CSC Holdings LLC(g):
10.13%, 01/15/23(d)		1,210	1,352,175

Security	Par (000)		Value
Media (continued)
5.25%, 06/01/24	USD	454	$436,975
6.63%, 10/15/25(d)		235	246,750
10.88%, 10/15/25(d)		1,750	2,065,000
Discovery Communications LLC(g):
3.25%, 04/01/23		1,490	1,448,346
3.45%, 03/15/25		170	162,617
DISH DBS Corp.:
5.88%, 07/15/22(g)		570	555,750
5.00%, 03/15/23		358	328,912
5.88%, 11/15/24		245	229,688
7.75%, 07/01/26(g)		822	809,670
DISH Network Corp., 3.38%, 08/15/26(n)		219	220,328
eircom Finance DAC, 4.50%, 05/31/22	EUR	100	124,989
GTT Communications, Inc., 7.88%, 12/31/24(d)	USD	224	232,820
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		93	100,091
5.25%, 08/01/26(g)		413	402,675
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		296	275,650
5.50%, 08/01/23(g)		471	389,164
9.75%, 07/15/25(d)		504	478,170
LG Finance Co. Corp., 5.88%, 11/01/24(d)		85	88,791
Live Nation Entertainment, Inc., 4.88%, 11/01/24(d)		29	28,819
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 05/15/24(d)		91	88,043
MDC Partners, Inc., 6.50%, 05/01/24(d)		341	340,147
Meredith Corp., 6.88%, 02/01/26(d)		154	158,813
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(d)		233	246,106
Numericable Group SA, 5.38%, 05/15/22	EUR	110	137,009
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(d)	USD	146	141,985
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(d)		60	59,850
SFR Group SA(d):
6.00%, 05/15/22(g)		370	359,362
6.25%, 05/15/24		420	391,125
7.38%, 05/01/26(g)		1,482	1,430,575
Sirius XM Radio, Inc., 5.00%, 08/01/27(d)		85	82,663
TEGNA, Inc.:
5.13%, 10/15/19		105	106,444
5.50%, 09/15/24(d)		66	67,815
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(d)		400	386,000
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(d)		241	264,498
Tribune Media Co., 5.88%, 07/15/22		22	22,440
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.63%, 04/15/23	EUR	70	88,360
5.00%, 01/15/25(d)	USD	200	203,500
Univision Communications, Inc.(d):
5.13%, 05/15/23(g)		336	318,360
5.13%, 02/15/25		65	60,044
UPCB Finance IV Ltd.:
5.38%, 01/15/25(d)		201	198,739
4.00%, 01/15/27	EUR	100	126,841
Videotron Ltd., 5.13%, 04/15/27(d)	USD	326	328,895
Virgin Media Finance PLC, 5.75%, 01/15/25(d)(g)		655	643,537
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	100	139,771
Virgin Media Secured Finance PLC:
5.13%, 01/15/25		100	141,986
5.50%, 01/15/25		180	255,398

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
5.25%, 01/15/26(d)(g)	USD	355	$347,900
5.50%, 08/15/26(d)(g)		200	197,980
Ziggo Bond Finance BV:
4.63%, 01/15/25	EUR	137	169,627
5.88%, 01/15/25(d)(g)	USD	470	452,375
Ziggo Secured Finance BV, 5.50%, 01/15/27(d)		150	143,813

			35,769,533
Metals & Mining — 3.1%
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(d)		175	185,063
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(d)		188	183,535
Constellium NV(d):
5.75%, 05/15/24		500	503,750
6.63%, 03/01/25(g)		523	541,305
5.88%, 02/15/26		250	252,500
First Quantum Minerals Ltd.(d)(g):
7.00%, 02/15/21		299	308,344
7.25%, 05/15/22		356	366,680
FMG Resources August 2006 Property Ltd., 9.75%, 03/01/22(d)		189	208,777
Freeport-McMoRan, Inc.:
2.38%, 03/15/18		2,133	2,131,294
3.10%, 03/15/20		1,537	1,521,630
4.00%, 11/14/21		240	238,800
3.55%, 03/01/22		855	831,744
3.88%, 03/15/23		1,338	1,297,860
5.40%, 11/14/34		126	122,850
5.45%, 03/15/43		1,061	1,023,865
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(d)		479	506,542
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(d)		172	191,496
Kaiser Aluminum Corp., 5.88%, 05/15/24		112	117,354
Kinross Gold Corp.:
4.50%, 07/15/27(d)		122	118,340
6.88%, 09/01/41		76	87,590
Novelis Corp.(d)(g):
6.25%, 08/15/24		1,249	1,277,102
5.88%, 09/30/26		986	993,395
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	100	125,033
Ovako AB, 5.00%, 10/05/22		100	124,206
Steel Dynamics, Inc.:
5.13%, 10/01/21(g)	USD	645	653,062
5.25%, 04/15/23(g)		200	204,250
5.50%, 10/01/24		56	57,960
4.13%, 09/15/25		195	188,663
5.00%, 12/15/26		15	15,300
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25(d)		278	289,815
Teck Resources Ltd.:
4.50%, 01/15/21		86	87,118
3.75%, 02/01/23(g)		1,709	1,670,547
8.50%, 06/01/24(d)(g)		1,191	1,324,987
5.20%, 03/01/42(g)		473	457,627
5.40%, 02/01/43		279	276,210
thyssenKrupp AG, 1.38%, 03/03/22	EUR	75	92,324
United States Steel Corp.:
8.38%, 07/01/21(d)	USD	254	272,415
6.88%, 08/15/25		262	275,100
Vale Overseas Ltd., 6.25%, 08/10/26		188	212,008
VM Holdings SA, 5.38%, 05/04/27(d)		237	244,584

			19,581,025

Security	Par (000)		Value
Multi-Utilities — 0.3%
Brooklyn Union Gas Co., 3.41%, 03/10/26(d)(g)	USD	1,475	$1,453,307
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.13%, 07/15/19		144	144,360
6.88%, 10/15/21(g)		553	557,147

			2,154,814
Multiline Retail — 0.0%
Neiman Marcus Group Ltd., 8.00%, 10/15/21(d)(g)		332	200,860

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(d)		190	186,675

Oil, Gas & Consumable Fuels — 6.6%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24		117	124,605
Andeavor Logistics LP, Series A, 6.88%(e)(k)		324	330,277
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/01/27		185	180,829
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		55	56,238
Antero Resources Corp.:
5.13%, 12/01/22		76	76,665
5.63%, 06/01/23		74	75,850
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(d)		207	220,455
Berry Petroleum Co. LLC, 7.00%, 02/15/26(d)		272	276,760
California Resources Corp., 8.00%, 12/15/22(d)(g)		275	217,937
Callon Petroleum Co., 6.13%, 10/01/24		300	306,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50%, 04/15/21		24	23,400
7.63%, 01/15/22		128	127,360
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		116	116,290
8.25%, 07/15/25		131	139,843
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24(g)		773	864,987
5.88%, 03/31/25		352	372,240
5.13%, 06/30/27(g)		622	628,997
Cheniere Energy Partners LP, 5.25%, 10/01/25(d)		170	171,700
Chesapeake Energy Corp.(d):
8.00%, 12/15/22(g)		888	944,610
8.00%, 01/15/25		94	92,825
8.00%, 06/15/27(g)		934	895,472
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23(d)		341	352,935
Citgo Holding, Inc., 10.75%, 02/15/20(d)		135	144,788
CONSOL Energy, Inc.:
5.88%, 04/15/22(g)		2,997	3,013,858
8.00%, 04/01/23		19	20,116
11.00%, 11/15/25(d)		474	507,180
Continental Resources, Inc.:
3.80%, 06/01/24(g)		275	267,094
4.38%, 01/15/28(d)		372	362,700
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(d)		409	415,135
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		35	36,050
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(d)(g)		883	865,340
DCP Midstream LLC(d):
4.75%, 09/30/21		80	81,400
6.45%, 11/03/36		197	216,700
6.75%, 09/15/37		237	264,255
DEA Finance SA, 7.50%, 10/15/22	EUR	100	134,186

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Denbury Resources, Inc., 9.25%, 03/31/22(d)	USD	468	$479,700
Diamond Offshore Drilling, Inc., 7.88%, 08/15/25		92	93,380
Diamondback Energy, Inc., 5.38%, 05/31/25		243	243,000
Eclipse Resources Corp., 8.88%, 07/15/23		70	70,350
Enbridge, Inc., 6.25%, 03/01/78(e)(f)		1,565	1,577,887
Endeavor Energy Resources LP/EER Finance, Inc.(d):
5.50%, 01/30/26		123	122,078
5.75%, 01/30/28		224	224,000
Energy Transfer Equity LP:
7.50%, 10/15/20(g)		703	762,755
4.25%, 03/15/23		177	173,626
5.88%, 01/15/24		220	233,200
5.50%, 06/01/27(g)		120	124,200
Ensco Jersey Finance Ltd., 3.00%, 01/31/24		247	203,157
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		8	7,440
9.38%, 05/01/24(d)		522	384,975
8.00%, 11/29/24(d)(g)		387	398,610
Extraction Oil & Gas, Inc.(d):
7.38%, 05/15/24		188	198,340
5.63%, 02/01/26		394	386,120
Genesis Energy LP/Genesis Energy Finance Corp.:
6.50%, 10/01/25		145	144,638
6.25%, 05/15/26		158	152,865
Geopark Ltd., 6.50%, 09/21/24(d)		200	200,926
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(d)(g)		828	863,190
Gulfport Energy Corp.:
6.63%, 05/01/23		190	195,225
6.00%, 10/15/24		26	25,545
6.38%, 05/15/25		102	100,598
6.38%, 01/15/26(d)		201	198,116
Halcon Resources Corp.:
6.75%, 02/15/25(d)		149	150,117
Series WI, 6.75%, 02/15/25		597	602,970
Hess Corp., 4.30%, 04/01/27		50	48,944
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(d)		341	341,000
Indigo Natural Resources LLC, 6.88%, 02/15/26(d)		185	180,878
Jones Energy Holdings LLC/Jones Energy Finance Corp., 9.25%, 03/15/23(d)		98	96,285
Matador Resources Co., 6.88%, 04/15/23(g)		838	875,710
MEG Energy Corp.(d):
6.38%, 01/30/23		2	1,715
7.00%, 03/31/24(g)		448	381,920
6.50%, 01/15/25(g)		527	517,119
Murphy Oil Corp.:
6.88%, 08/15/24(g)		260	273,359
5.75%, 08/15/25		20	19,930
5.88%, 12/01/42		47	43,945
Nabors Industries, Inc.(d):
0.75%, 01/15/24		399	303,431
5.75%, 02/01/25		155	147,928
Newfield Exploration Co., 5.63%, 07/01/24		111	116,828
NGPL PipeCo LLC(d):
4.38%, 08/15/22		378	377,055
4.88%, 08/15/27		135	136,181
7.77%, 12/15/37(g)		533	652,925
Noble Holding International Ltd.:
7.75%, 01/15/24(g)		267	243,971
7.70%, 04/01/25		219	196,005
7.88%, 02/01/26(d)		756	759,780

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Oasis Petroleum, Inc.:
6.50%, 11/01/21	USD	54	$55,080
6.88%, 03/15/22		98	100,389
6.88%, 01/15/23		94	95,880
2.63%, 09/15/23		704	725,364
Odebrecht Offshore Drilling Finance,
7.72%, 12/01/26(d)(h)	BRL	8	2,530
6.72%, 12/01/22(d)		94	90,273
Paramount Resources Ltd., 6.88%, 06/30/23(d)	USD	335	348,400
Parker Drilling Co., 7.50%, 08/01/20		123	113,468
Parsley Energy LLC/Parsley Finance Corp.(d):
6.25%, 06/01/24		73	75,555
5.38%, 01/15/25		316	312,840
5.25%, 08/15/25		77	75,845
5.63%, 10/15/27		249	246,977
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25		212	219,420
PDC Energy, Inc.:
6.13%, 09/15/24		24	24,540
5.75%, 05/15/26(d)		175	172,760
Petrobras Global Finance BV:
6.13%, 01/17/22		335	352,537
8.75%, 05/23/26		176	206,580
6.00%, 01/27/28(d)		189	186,165
Petroleos Mexicanos(d):
5.38%, 03/13/22		39	40,755
6.50%, 03/13/27		117	125,058
5.35%, 02/12/28		99	97,317
Range Resources Corp.:
5.88%, 07/01/22(g)		250	253,750
5.00%, 03/15/23		326	318,665
4.88%, 05/15/25		24	22,980
Resolute Energy Corp., 8.50%, 05/01/20		412	411,485
Rockies Express Pipeline LLC(d):
6.85%, 07/15/18		183	185,287
6.00%, 01/15/19		20	20,450
5.63%, 04/15/20(g)		550	571,312
6.88%, 04/15/40(g)		440	515,900
Rowan Cos., Inc.:
4.88%, 06/01/22		70	65,800
4.75%, 01/15/24		89	77,430
7.38%, 06/15/25(g)		443	437,462
RSP Permian, Inc.:
6.63%, 10/01/22		291	303,367
5.25%, 01/15/25		151	152,132
Sanchez Energy Corp.:
7.75%, 06/15/21		685	654,175
6.13%, 01/15/23(g)		360	270,000
7.25%, 02/15/23(d)		154	155,925
SESI LLC:
7.13%, 12/15/21		85	86,700
7.75%, 09/15/24(d)		208	216,320
Seven Generations Energy Ltd., 5.38%, 09/30/25(d)		486	475,065
SM Energy Co.:
6.50%, 11/15/21		100	101,500
6.50%, 01/01/23		60	60,000
5.00%, 01/15/24		44	41,360
5.63%, 06/01/25(g)		443	423,342
6.75%, 09/15/26(g)		136	136,680
Southwestern Energy Co.:
6.70%, 01/23/25		40	39,200
7.50%, 04/01/26		172	173,720
7.75%, 10/01/27		223	227,460

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Sunoco Logistics Partners Operations LP, 3.90%, 07/15/26(g)	USD	235	$224,743
Sunoco LP/Sunoco Finance Corp.(d):
4.88%, 01/15/23		419	416,863
5.88%, 03/15/28		124	124,465
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(d):
5.50%, 09/15/24(g)		414	426,412
5.50%, 01/15/28		290	290,725
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		15	15,216
5.13%, 02/01/25		114	113,714
5.38%, 02/01/27		79	79,000
5.00%, 01/15/28(d)		356	345,765
Whiting Petroleum Corp., 6.63%, 01/15/26(d)		432	440,640
WildHorse Resource Development Corp., 6.88%, 02/01/25		136	139,400
Williams Cos., Inc.:
4.55%, 06/24/24		67	67,503
5.75%, 06/24/44(g)		819	870,187
WPX Energy, Inc.:
7.50%, 08/01/20		47	50,290
6.00%, 01/15/22		221	229,287
8.25%, 08/01/23		32	36,240
5.25%, 09/15/24		130	130,000
YPF SA, 8.50%, 07/28/25		293	325,318

			41,347,962
Oil: Crude Producers — 0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 01/15/28		322	304,290

Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 04/15/23(d)		168	179,600

Pharmaceuticals — 2.0%
AbbVie, Inc., 3.60%, 05/14/25(g)		695	687,342
Actavis Funding SCS, 3.45%, 03/15/22(g)		2,460	2,454,501
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 5.88%, 10/15/24(d)(g)		205	206,538
Endo Finance LLC/Endo Finco, Inc.(d):
7.25%, 01/15/22		121	101,035
5.38%, 01/15/23		65	48,588
6.00%, 07/15/23(g)		233	174,750
Ephios Bondco PLC, 6.25%, 07/01/22	EUR	100	127,222
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(d)	USD	162	173,340
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(d)(g)		1,179	1,184,895
Nidda Healthcare Holding AG, 3.50%, 09/30/24	EUR	100	122,238
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23(g)	USD	1,500	1,436,036
Teva Pharmaceutical Finance Netherlands II BV, 1.25%, 03/31/23	EUR	100	108,579
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19	USD	315	307,345
Valeant Pharmaceuticals International, Inc.(d):
7.50%, 07/15/21		155	155,775
6.75%, 08/15/21(g)		433	422,175
5.63%, 12/01/21		258	243,810
6.50%, 03/15/22		697	724,880
5.50%, 03/01/23		317	280,545
5.88%, 05/15/23(g)		1,143	1,015,841
7.00%, 03/15/24		476	500,990

Security	Par (000)		Value
Pharmaceuticals (continued)
6.13%, 04/15/25(g)	USD	964	$845,910
5.50%, 11/01/25(g)		1,166	1,153,611

			12,475,946
Real Estate — 0.0%
Prologis LP, 3.75%, 11/01/25(g)		255	259,308

Real Estate Investment Trusts (REITs) — 1.4%
AvalonBay Communities, Inc., 3.45%, 06/01/25(g)		1,245	1,239,554
ERP Operating LP, 3.38%, 06/01/25(g)		1,015	1,005,729
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(d)		145	147,175
GEO Group, Inc.:
5.13%, 04/01/23		407	404,965
6.00%, 04/15/26		22	21,924
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		179	175,867
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		72	72,270
iStar, Inc.:
4.63%, 09/15/20		33	33,165
6.00%, 04/01/22		140	140,700
5.25%, 09/15/22		153	150,323
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24(g)		1,628	1,684,166
4.50%, 09/01/26		432	411,480
NH Hotel Group SA, 3.75%, 10/01/23	EUR	129	164,659
Starwood Property Trust, Inc.:
5.00%, 12/15/21	USD	234	239,265
4.75%, 03/15/25(d)		96	93,120
Trust F/1401, 6.95%, 01/30/44		706	740,417
Ventas Realty LP, 4.13%, 01/15/26(g)		650	656,187
Ventas Realty LP/Ventas Capital Corp., 4.75%, 06/01/21(g)		1,300	1,357,236
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		244	270,161

			9,008,363
Real Estate Management & Development — 0.2%
ADLER Real Estate AG, 2.13%, 02/06/24	EUR	100	121,292
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(d)	USD	174	176,175
Howard Hughes Corp., 5.38%, 03/15/25(d)		218	215,003
Realogy Group LLC/Realogy Co-Issuer Corp.(d):
4.50%, 04/15/19(g)		301	305,139
5.25%, 12/01/21		58	58,725
4.88%, 06/01/23(g)		141	136,418
RESIDOMO Sro, 3.38%, 10/15/24	EUR	100	122,610
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18(d)	USD	157	157,031

			1,292,393
Road & Rail — 0.8%
Avis Budget Finance PLC, 4.13%, 11/15/24	EUR	100	124,197
EC Finance PLC, 2.38%, 11/15/22		100	123,661
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(d)	USD	203	201,985
Herc Rentals, Inc.(d):
7.50%, 06/01/22		128	136,960
7.75%, 06/01/24		121	131,854
Hertz Corp., 7.63%, 06/01/22(d)		404	415,110
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(d)(g)		3,000	3,167,700
Loxam SAS:
3.50%, 05/03/23	EUR	100	125,667
6.00%, 04/15/25		100	131,129

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Road & Rail (continued)
United Rentals North America, Inc., 4.63%, 10/15/25	USD	383	$373,425
Watco Cos. LLC/Watco Finance Corp., 6.38%, 04/01/23(d)		319	326,975

			5,258,663
Semiconductors & Semiconductor Equipment — 1.5%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		73	80,117
Analog Devices, Inc.(g):
3.90%, 12/15/25		375	379,738
3.50%, 12/05/26		275	268,524
Applied Materials, Inc., 3.90%, 10/01/25(g)		285	293,107
Broadcom Corp. / Broadcom Cayman Finance, Ltd.(g):
3.00%, 01/15/22		1,250	1,221,587
3.63%, 01/15/24		1,515	1,476,586
Microchip Technology, Inc., 1.63%, 02/15/25		506	880,631
Micron Technology, Inc.:
5.25%, 01/15/24(d)		39	39,975
5.50%, 02/01/25		10	10,375
Series G, 3.00%, 11/15/43(n)		177	298,996
Microsemi Corp., 9.13%, 04/15/23(d)		20	22,150
NXP BV/NXP Funding LLC(d):
4.13%, 06/15/20(g)		834	848,595
4.13%, 06/01/21		200	203,540
4.63%, 06/01/23(g)		425	437,325
ON Semiconductor Corp., 1.00%, 12/01/20		498	696,620
QUALCOMM, Inc., 3.45%, 05/20/25(g)		1,570	1,521,157
Sensata Technologies BV(d):
5.63%, 11/01/24		179	191,360
5.00%, 10/01/25(g)		278	280,085

			9,150,468
Software — 1.9%
ACI Worldwide, Inc., 6.38%, 08/15/20(d)(g)		360	363,600
BMC Software Finance, Inc., 8.13%, 07/15/21(d)		426	427,598
CA, Inc., 3.60%, 08/15/22(g)		555	554,950
Citrix Systems, Inc., 0.50%, 04/15/19		140	186,118
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(d)		611	675,919
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 08/01/22(d)		46	46,115
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 05/01/21(d)(g)(h)		545	554,537
Infor US, Inc., 6.50%, 05/15/22(g)		1,803	1,843,567
Informatica LLC, 7.13%, 07/15/23(d)(g)		900	917,550
Nuance Communications, Inc.:
5.38%, 08/15/20(d)(g)		36	36,315
6.00%, 07/01/24		174	182,100
5.63%, 12/15/26		143	144,788
PTC, Inc., 6.00%, 05/15/24		202	212,353
RP Crown Parent LLC, 7.38%, 10/15/24(d)		392	408,660
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(d)(g)		2,182	2,449,950
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(d)(g)		303	319,286
TIBCO Software, Inc., 11.38%, 12/01/21(d)(g)		784	854,701
Veritas US, Inc./Veritas Bermuda Ltd.(d)(g):
7.50%, 02/01/23		925	938,875
10.50%, 02/01/24		600	573,000

			11,689,982
Specialty Retail — 0.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24(g)		334	346,525

Security	Par (000)		Value
Specialty Retail (continued)
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(d)	USD	324	$320,760
Group 1 Automotive, Inc.:
5.00%, 06/01/22(g)		155	158,100
5.25%, 12/15/23(d)		18	18,450
Hexion US Finance Corp., 6.63%, 04/15/20		98	91,140
JC Penney Corp., Inc.:
8.13%, 10/01/19(g)		42	44,047
6.38%, 10/15/36		21	14,175
7.40%, 04/01/37		64	46,080
L Brands, Inc.:
6.88%, 11/01/35(g)		401	397,992
6.75%, 07/01/36		71	69,580
Masaria Investments SAU, 5.00%, 09/15/24	EUR	100	123,678
Penske Automotive Group, Inc., 5.50%, 05/15/26	USD	32	31,920
PetSmart, Inc., 5.88%, 06/01/25(d)		133	103,740
PVH Corp., 3.13%, 12/15/27	EUR	100	121,339
Shop Direct Funding PLC, 7.75%, 11/15/22	GBP	100	128,071

			2,015,597
Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC/EMC Corp.(d)(g):
4.42%, 06/15/21	USD	40	40,840
7.13%, 06/15/24		651	700,639
6.02%, 06/15/26		135	144,134
8.35%, 07/15/46		80	101,351
Hewlett Packard Enterprise Co., 4.90%, 10/15/25(g)		375	388,716
Riverbed Technology, Inc., 8.88%, 03/01/23(d)		165	154,687
Western Digital Corp.:
7.38%, 04/01/23(d)		459	498,933
4.75%, 02/15/26		868	874,510

			2,903,810
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 05/01/23	EUR	54	70,419
Levi Strauss & Co., 3.38%, 03/15/27		100	125,769

			196,188
Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	140,492
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(d):
5.25%, 03/15/22	USD	31	31,233
5.25%, 10/01/25		284	276,190

			447,915
Tobacco — 0.1%
Reynolds American, Inc., 3.25%, 06/12/20(g)		396	397,145

Trading Companies & Distributors — 0.4%
HD Supply, Inc., 5.75%, 04/15/24(d)(g)		2,099	2,201,326

Transportation Infrastructure — 1.2%
CEVA Group PLC, 7.00%, 03/01/21(d)		460	453,100
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 03/15/18(d)(g)		6,155	6,156,966
Rumo Luxembourg Sarl, 7.38%, 02/09/24(d)		293	314,067
Swissport Financing Sarl, 9.75%, 12/15/22	EUR	100	127,799
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(d)(g)	USD	435	438,770
WFS Global Holding SAS, 9.50%, 07/15/22	EUR	100	130,036

			7,620,738
Utilities — 0.3%
AES Argentina Generacion SA, 7.75%, 02/02/24(d)	USD	293	309,894
AES Panama SRL, 6.00%, 06/25/22(d)		200	207,500

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Utilities (continued)
ContourGlobal Power Holdings SA, 5.13%, 06/15/21	EUR	100	$124,245
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(d)	USD	293	320,835
Inkia Energy Ltd., 5.88%, 11/09/27(d)		377	373,117
Stoneway Capital Corp., 10.00%, 03/01/27(d)(g)		293	323,399

			1,658,990
Wireless Telecommunication Services — 2.3%
CoreCivic, Inc., 4.75%, 10/15/27		169	161,395
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 03/15/24(g)		510	513,825
5.38%, 03/15/27		50	50,125
Digicel Group Ltd., 8.25%, 09/30/20(d)		200	187,500
Digicel Ltd., 6.00%, 04/15/21(d)(g)		2,073	1,992,671
Equinix, Inc., 2.88%, 10/01/25	EUR	100	120,856
Matterhorn Telecom SA:
3.88%, 05/01/22		100	123,830
4.00%, 11/15/27		100	119,404
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(d)	USD	215	205,863
Rogers Communications, Inc., 5.00%, 03/15/44(g)		545	596,546
SBA Communications Corp.:
4.00%, 10/01/22(d)		401	392,980
4.88%, 09/01/24		263	259,713
Sprint Capital Corp.:
6.90%, 05/01/19		135	139,771
8.75%, 03/15/32(g)		750	813,750
Sprint Communications, Inc.:
7.00%, 03/01/20(d)(g)		904	954,850
7.00%, 08/15/20		125	130,781
Sprint Corp.:
7.88%, 09/15/23(g)		847	876,645
7.13%, 06/15/24(g)		2,045	2,030,889
7.63%, 02/15/25(g)		893	893,000
7.63%, 03/01/26		303	301,894
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 03/20/23(d)(g)		488	488,719
T-Mobile USA, Inc.:
4.00%, 04/15/22		197	197,000
6.00%, 03/01/23(g)		304	316,160
6.63%, 04/01/23		547	566,364
6.84%, 04/28/23		55	57,063
6.50%, 01/15/24(g)		535	560,412
6.38%, 03/01/25		14	14,770
4.50%, 02/01/26		355	348,344
4.75%, 02/01/28		559	545,237
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23(g)		445	414,962
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 06/01/22(d)(h)		121	125,989

			14,501,308

Total Corporate Bonds — 61.5% (Cost — $381,383,425)			383,770,679

Floating Rate Loan Interests(o) — 38.6%

Aerospace & Defense — 0.5%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 5.40%, 08/18/24		1,082	1,087,851
DAE Aviation Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75% 1.00% Floor), 5.40%, 07/07/22(p)		160	160,889

Security	Par (000)		Value
Aerospace & Defense (continued)
Engility Corp.:
Term Loan B1, (1 mo. LIBOR + 2.75%), 4.40%, 08/12/20	USD	101	$101,254
Term Loan B2, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 08/12/23		178	179,872
TransDigm, Inc.:
2017 Extended Term Loan F, (1 mo. LIBOR + 2.75%), 4.44%, 06/09/23		928	933,251
2017 Term Loan E, (1 mo. LIBOR + 2.75%), 4.40%, 05/14/22		628	632,029

			3,095,146
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2, (1 mo. LIBOR + 2.25%), 3.84%, 04/03/22		259	258,832
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.50%), 6.50%, 03/19/21(a)		213	208,918
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.27%, 03/19/21		217	212,584
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.27%, 03/19/21		42	40,991
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.27%, 03/19/21		286	280,663
Livingston International, Inc., Term Loan B3, (3 mo. LIBOR + 5.75%), 7.44%, 03/20/20		136	135,254
XPO Logistics, Inc., 2018 Term Loan B, 3.85%, 02/23/25		251	251,892

			1,389,134
Airlines — 0.0%
Northwest Airlines, Inc., Term Loan, (6 mo. LIBOR + 1.23%), 2.68%, 09/10/18(a)		138	137,100

Auto Components — 0.1%
Dayco Products LLC, 2017 Term Loan B, (1 mo. LIBOR + 5.00%), 6.65%, 05/19/23(a)		313	316,155
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 4.69%, 05/16/24		543	542,664

			858,819
Automobiles — 0.1%
CH Hold Corp.:
1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 02/01/24		404	406,394
2nd Lien Term Loan, (1 mo. LIBOR + 7.25% 1.00% Floor), 8.90%, 02/01/25(a)		110	111,375
FCA US LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.60%, 12/31/18		373	373,431

			891,200
Banks — 0.1%
Banco Espirito Santo SA, - 4.75%, 01/15/19	EUR	100	35,685
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.02%, 11/01/24	USD	645	644,600

			680,285
Building Materials — 0.1%
Allied Universal HoldCo LLC, 2015 Term Loan, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.44%, 07/28/22		228	225,740
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (3 mo. LIBOR + 8.50%, 1.00% Floor), 10.27%, 07/28/23		290	287,100

			512,840

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Building Products — 0.4%
Continental Building Products LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 3.91%, 08/18/23	USD	127	$128,323
CPG International Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75% 1.00% Floor), 5.59%, 05/03/24		630	634,333
Jeld-Wen Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 3.69%, 12/14/24		510	512,422
Ply Gem Industries, Inc., Term Loan, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.69%, 02/01/21		320	321,086
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.95%, 12/19/23		654	657,593

			2,253,757
Capital Markets — 0.3%
Duff & Phelps Corp., 2017 Term Loan B, 02/13/25(p)		165	166,191
FinCo I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 12/27/22		445	449,005
Greenhill & Co., Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75% 1.00% Floor), 5.38%, 10/12/22		427	429,669
RPI Finance Trust, Term Loan B6, (3 mo. LIBOR + 2.00%), 3.69%, 03/27/23		859	862,945

			1,907,810
Chemicals — 1.3%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.69%, 01/31/24		607	610,895
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 3.69%, 06/01/24		701	704,351
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 05/16/24		443	443,439
Chemours Company, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 05/12/22		290	290,974
EaglePicher Technologies LLC, 1st Lien Term Loan B, 02/27/25(p)		375	375,236
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 06/28/24		215	217,285
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 11/07/24		335	337,094
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.75%), 5.49%, 07/09/19		101	96,243
H.B. Fuller Co., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.84%, 10/20/24		738	741,383
Invictus(p):
1st Lien Term Loan, 01/24/25		265	267,064
2nd Lien Term Loan, 01/23/26		135	135,929
MacDermid, Inc.:
Term Loan B6, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 06/07/23		468	471,158
Term Loan B7, (1 mo. LIBOR + 2.50% 1.00% Floor), 4.15%, 06/07/20		571	573,278
Oxea Holding Drei GmbH, 2017 Term Loan B2, (3 mo. LIBOR + 3.50%), 5.25%, 10/11/24(a)		1,125	1,130,806
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.29%, 02/08/25		916	920,583
Solenis International LP, 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.23%, 07/31/21		502	500,000
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.50%, 08/07/20		476	476,227

			8,291,945

Security	Par (000)		Value
Commercial Services & Supplies — 2.0%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.72%, 11/10/23	USD	1,030	$1,033,625
Aramark Services, Inc., 2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.65%, 03/11/25		90	90,893
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.65%, 08/04/25		298	305,226
2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.40%, 08/04/22		224	225,079
2018 Term Loan B6, (1 mo. LIBOR + 2.75%), 4.65%, 11/03/23		1,427	1,434,298
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 10/03/23		657	661,062
Catalent Pharma Solutions, Inc., Term Loan B, (1 mo. LIBOR + 2.25% 1.00% Floor), 3.90%, 05/20/24		1,180	1,183,825
Clean Harbors, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.65%, 06/27/24		214	214,995
Convergint Technologies LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.66%, 02/03/25		187	186,202
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.59%, 02/15/24		956	963,019
Dealer Tire LLC, 2017 Term Loan B, (OR + 3.25% 1.00% Floor), 5.00%, 12/22/21(a)		302	306,381
Employbridge LLC, Exit Term Loan, (3 mo. LIBOR + 6.50% 1.00% Floor), 8.19%, 05/16/20		160	157,811
Garda World Security Corp., 2017 Term Loan, (PRIME + 2.50%), 7.00%, 05/24/24		281	282,909
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75% 1.00% Floor), 6.44%, 11/03/23		275	277,525
KAR Auction Services, Inc., Term Loan B5, (3 mo. LIBOR + 2.50%), 4.25%, 03/09/23		500	502,126
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 05/02/22		1,486	1,497,480
US Security Associates Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.69%, 07/14/23		712	717,004
West Corp., 2017 Term Loan, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.65%, 10/10/24		1,105	1,114,426
Wrangler Buyer Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 4.65%, 09/27/24		1,140	1,145,952

			12,299,838
Communications Equipment — 0.3%
Avaya, Inc., Exit Term Loan B, (1 mo. LIBOR + 4.75% 1.00% Floor), 6.34%, 12/15/24(p)		519	521,439
Colorado Buyer, Inc., Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.78%, 05/01/24		542	544,889
CommScope, Inc., Term Loan B5, (1 mo. LIBOR + 2.00%), 3.65%, 12/29/22		258	259,107
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.50% 1.00% Floor), 6.15%, 11/01/24		573	579,091

			1,904,526
Construction & Engineering — 0.5%
AECOM, Term Loan B, 02/22/25(p)		255	255,212
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25% 1.00% Floor), 6.00%, 06/21/24		2,145	2,160,194
CNT Holdings III Corp., 2017 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 01/22/23		144	140,073

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Construction & Engineering (continued)
Pike Corp., Replacement Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 09/20/24	USD	229	$230,954
USIC Holdings, Inc., 2017 Term Loan B, (6 mo. LIBOR + 3.50% 1.00% Floor), 5.00%, 12/08/23		409	411,306

			3,197,739
Construction Materials — 0.5%
Core & Main LP, 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.57%, 08/01/24		883	884,262
Filtration Group Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.98%, 11/21/20		1,507	1,521,210
GYP Holdings III Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.77%, 04/01/23		699	702,798

			3,108,270
Containers & Packaging — 0.4%
Berlin Packaging LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.89%, 10/01/21		258	259,454
Berry Global, Inc., Term Loan Q, (1 mo. LIBOR + 2.00%), 3.62%, 10/01/22		1,147	1,150,134
Berry Plastics Group, Inc., Term Loan O, (1 mo. LIBOR + 2.00%), 3.58%, 02/08/20		250	250,937
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 4.96%, 04/03/24		564	566,281
Plastipak Holdings, Inc., Term Loan B, (3 mo. LIBOR + 2.75%), 4.45%, 10/14/24		289	290,866

			2,517,672
Distributors — 0.3%
American Builders & Contractors Supply Co., Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 10/31/23		930	935,060
American Tire Distributors Holdings, Inc., 2015 Term Loan, (1 mo. LIBOR + 4.25% 1.00% Floor), 5.90%, 09/01/21		219	221,366
TriMark USA LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.15%, 08/28/24		679	682,449
Delayed Draw Term Loan, 08/28/24(p)		31	31,445

			1,870,320
Diversified Consumer Services — 1.0%
AI Aqua Merger Sub, Inc., 2017 Incremental Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 12/13/23		184	184,709
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 07/12/24		379	380,312
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.65%, 11/07/23		719	723,918
Equian LLC, Add on Term Loan B, (3 mo. LIBOR + 3.25%), 5.15%, 05/17/24		550	552,409
Nomad Foods Europe Midco Ltd.:
2017 Delayed Draw Term Loan B6, (3 mo. LIBOR + 2.25%), 3.86%, 05/15/24		38	38,120
2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 3.84%, 05/15/24		489	490,221
Serta Simmons Bedding LLC:
1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.22%, 11/08/23		985	948,822
2nd Lien Term Loan, (1 mo. LIBOR + 8.00% 1.00% Floor), 9.58%, 11/08/24		296	268,949
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 11/08/23		733	735,897

Security	Par (000)		Value
Diversified Consumer Services (continued)
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.08%, 11/14/22	USD	428	$430,006
Weight Watchers International, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.75%), 6.45%, 11/29/24		1,390	1,405,709

			6,159,072
Diversified Financial Services — 0.5%
AlixPartners LLP, 2017 Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.44%, 04/04/24		963	968,645
Clipper Acquisitions Corp., 2017 Term Loan B, (2 mo. LIBOR + 2.00% 1.00% Floor), 3.62%, 12/11/24(a)		210	210,787
CVS Holdings I LP, 2018 1st Lien Term Loan, (OR + 3.00% 1.00% Floor), 4.79%, 02/06/25(a)		335	333,744
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 5.94%, 04/29/24		499	497,321
Kingpin Intermediate Holdings LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.25% 1.00% Floor), 5.73%, 06/28/24(a)		498	505,584
Oryx Southern Delaware Holdings LLC, Term Loan, 03/01/25(a)(p)		390	388,050

			2,904,131
Diversified Telecommunication Services — 2.0%
CenturyLink, Inc.:
2017 Term Loan A, (1 mo. LIBOR + 2.75%), 4.40%, 11/01/22		900	896,850
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 01/31/25		3,932	3,862,132
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 10/04/23		139	136,323
Frontier Communications Corp.:
2017 Term Loan B1, (1 mo. LIBOR + 3.75%), 5.40%, 06/15/24		26	25,905
Delayed Draw Term Loan A, (1 mo. LIBOR + 2.75%), 4.40%, 03/31/21(a)		653	645,824
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 05/16/24(p)		559	559,773
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.85%, 02/22/24		2,497	2,500,821
MTN Infrastructure TopCo, Inc:
1st Lien Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 11/15/24		308	310,539
MTN Topco Term Loan, 11/17/24(p)		302	303,004
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 4.19%, 02/02/24		1,028	1,028,544
Telenet Financing USD LLC, Term Loan AL, (1 mo. LIBOR + 2.50%), 4.09%, 03/01/26		1,475	1,479,248
Zayo Group LLC:
2017 Incremental Term Loan, 3.87%, 01/19/24		95	95,399
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.65%, 01/19/21		344	345,186

			12,189,548
Electric Utilities — 0.8%
Dayton Power & Light Company (The), Term Loan B, 3.65%, 08/24/22		241	242,142
Energy Future Intermediate Holding Co. LLC, 2017 DIP Term Loan, (1 Week LIBOR + 3.00% 1.00% Floor), 4.47%, 06/30/18		3,855	3,854,537

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Electric Utilities (continued)
TEX Operations Co. LLC:
Exit Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 08/04/23	USD	652	$655,598
Exit Term Loan C, (1 mo. LIBOR + 2.50%), 4.15%, 08/04/23		117	117,451
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 11/10/18(a)(p)		780	—
Vistra Operations Co. LLC, 2016 Term Loan B2, (1 mo. LIBOR + 2.25%), 3.84%, 12/14/23		152	153,068

			5,022,796
Electrical Equipment — 0.3%
EXC Holdings III Corp., 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.50% 1.00% Floor), 5.16%, 12/02/24		300	302,343
Gates Global LLC, 2017 Repriced Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.44%, 04/01/24		1,180	1,187,788
Generac Power Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 2.00%), 3.69%, 05/31/23		253	253,025

			1,743,156
Electronic Equipment, Instruments & Components — 0.1%
Zebra Technologies Corporation, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.75%, 10/27/21		315	316,731

Energy Equipment & Services — 0.4%
Exgen Texas Power LLC, Term Loan B, (3 mo. LIBOR + 4.75% 1.00% Floor), 6.44%, 09/16/21		370	224,920
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00% 1.00% Floor), 7.59%, 03/01/24		778	780,591
GrafTech Finance, Inc., 2018 Term Loan B, (OR + 3.50% 1.00% Floor), 5.08%, 02/12/25(a)		580	579,275
Ocean Rig UDW Inc., Term Loan, (Fixed + 8.00%), 8.00%, 09/20/24		57	59,051
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75% 1.00% Floor), 9.33%, 11/08/22		260	270,075
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.69%, 02/21/21		283	244,981
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.30%), 3.95%, 07/13/20		440	435,005

			2,593,898
Food & Staples Retailing — 0.5%
BJ’s Wholesale Club, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.08%, 02/03/24		696	694,299
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50% 1.00% Floor), 6.10%, 12/12/24		277	278,291
Hostess Brands LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 3.90%, 08/03/22		1,198	1,201,694
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 06/27/23		655	659,587

			2,833,871
Food Products — 1.0%
Albertsons LLC, 2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.40%, 08/25/21		262	258,083
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 10/10/23		851	856,871
Dole Food Co., Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.33%, 04/06/24		336	336,949
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.10%, 10/30/22		1,438	1,430,914

Security	Par (000)		Value
Food Products (continued)
Pinnacle Foods Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.58%, 02/02/24	USD	638	$642,177
Post Holdings Inc., 2017 Series A Incremental Term Loan, (1 mo. LIBOR + 2.25%), 3.90%, 05/24/24		609	609,273
Reddy Ice Corp.:
1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.26%, 05/01/19(a)		638	638,471
2nd Lien Term Loan, (3 mo. LIBOR + 9.50%), 11.20%, 11/01/19		233	219,020
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.40%, 02/05/23		1,260	1,265,414

			6,257,172
Health Care Equipment & Supplies — 1.2%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.65%, 11/21/24(p)		891	899,536
Cotiviti Corp., Term Loan B, (3 mo. LIBOR + 2.25%), 4.20%, 09/28/23		620	622,392
CryoLife, Inc., Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.69%, 11/14/24(a)		585	590,850
DJO Finance LLC, 2015 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.92%, 06/08/20		1,988	1,968,667
Immucor, Inc., Extended Term Loan B, (2 mo. LIBOR + 5.00% 1.00% Floor), 6.65%, 06/15/21		1,131	1,150,626
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 4.44%, 09/24/24		448	447,234
Ortho-Clinical Diagnostics SA, Term Loan B, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.44%, 06/30/21		1,647	1,659,191

			7,338,496
Health Care Providers & Services — 1.9%
Acadia Healthcare Co., Inc.:
Term Loan A, (1 mo. LIBOR + 2.75%), 4.40%, 02/13/19		252	253,216
Term Loan B1, (1 mo. LIBOR + 2.75%), 4.40%, 02/11/22		227	228,574
Tranche B-2 Term Loan, (1 mo. LIBOR + 2.75%), 4.40%, 02/16/23		627	630,732
Air Medical Group Holdings, Inc., 2017 Term Loan B2, 09/07/24(p)		457	461,684
Auris Luxembourg III Sarl, 2017 Term Loan B7, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.69%, 01/17/22		851	858,235
CHG Healthcare Services Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 06/07/23		968	977,071
Community Health Systems, Inc., Term Loan G, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.73%, 12/31/19		110	108,823
Concentra Inc., 2018 1st Lien Term Loan, (OR + 2.75% 1.00% Floor), 4.53%, 06/01/22		605	608,781
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.68%, 02/07/22		318	316,648
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 06/24/21		251	253,115
Envision Healthcare Corp., 2016 Term Loan B, (1 mo. LIBOR + 3.00%), 4.65%, 12/01/23		2,366	2,371,282
HC Group Holdings III, Inc., Term Loan B, (1 mo. LIBOR + 5.00% 1.00% Floor), 6.65%, 04/07/22(a)		816	828,161
HCA, Inc., Term Loan B9, (1 mo. LIBOR + 2.00%), 3.65%, 03/17/23		1,080	1,085,834

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services (continued)
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.69%, 06/07/23	USD	1,034	$1,039,129
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50% 1.00% Floor), 6.15%, 10/20/22		607	607,598
NVA Holdings, Inc., Term Loan B3, (OR + 2.75% 1.00% Floor), 4.41%, 02/02/25		647	646,517
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 02/06/24		618	600,482
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 02/13/23		204	205,196

			12,081,078
Health Care Technology — 0.3%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 03/01/24		1,141	1,143,013
Press Ganey Holdings, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 10/21/23		489	492,376
2nd Lien Term Loan, (1 mo. LIBOR + 6.50% 1.00% Floor), 8.15%, 10/21/24		145	146,392

			1,781,781
Hotels, Restaurants & Leisure — 2.0%
Amaya Holdings BV:
2nd Lien Term Loan, (3 mo. LIBOR + 7.00% 1.00% Floor), 8.69%, 08/01/22		111	111,562
Repriced Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 08/01/21		971	977,564
Aristocrat Leisure Ltd., 2017 Incremental Term Loan, (3 mo. LIBOR + 2.00%), 3.74%, 10/19/24		450	451,850
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.50%), 3.97%, 09/15/23		503	505,304
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.87%, 08/15/20		938	947,141
Burger King Newco Unlimited Liability Co., Term Loan B3, (3 mo. LIBOR + 2.25% 1.00% Floor), 3.92%, 02/16/24		2,035	2,037,766
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 12/22/24		1,496	1,505,017
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 08/08/21		530	533,416
CEC Entertainment, Inc., Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 02/14/21		378	365,395
Cineworld Ltd., 2018 Term Loan, 02/18/25(p)		725	723,913
Cyan Blue Holdco 3 Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.19%, 08/23/24		509	509,676
ESH Hospitality, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.90%, 08/30/23		824	827,645
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.50%), 4.15%, 11/30/23		99	99,619
Gateway Casinos & Entertainment Ltd., Term Loan B1, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.44%, 02/22/23		134	135,500
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 2.00%), 3.62%, 10/25/23		32	31,959
IRB Holding Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.83%, 02/05/25		509	513,799
La Quinta Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.47%, 04/14/21		237	238,047

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.59%, 12/15/24	USD	308	$311,103
Playa Resorts Holding BV, 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.89%, 04/29/24(p)		508	511,022
Scientific Games International, Inc., 2018 Term Loan B5, (3 mo. LIBOR + 2.75%), 4.45%, 08/14/24		1,140	1,144,406

			12,481,704
Household Products — 0.2%
Spectrum Brands, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.74%, 06/23/22		928	931,244

Independent Power and Renewable Electricity Producers — 0.9%
AES Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.94%, 05/24/22		476	476,638
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 01/15/25		816	817,783
Calpine Corp.:
Term Loan B6, (3 mo. LIBOR + 2.50% 1.00% Floor), 4.20%, 01/15/23		270	270,646
Term Loan B7, (3 mo. LIBOR + 2.50%), 4.20%, 05/31/23		257	257,337
Compass Power Generation LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.39%, 12/20/24		395	398,211
Dynegy, Inc., 2017 Term Loan C2, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.35%, 02/07/24		1,064	1,070,286
Granite Acquisition, Inc.:
Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 12/19/21		1,084	1,095,620
Term Loan C, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 12/19/21		174	175,998
Nautilus Power LLC, Term Loan B, (1 mo. LIBOR + 4.25% 1.00% Floor), 5.90%, 05/16/24		804	815,059
Terra-Gen Finance Co. LLC, Term Loan B, (1 mo. LIBOR + 4.25% 1.00% Floor), 5.90%, 12/09/21(a)		501	453,163

			5,830,741
Industrial Conglomerates — 0.3%
Cortes NP Acquisition Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.58%, 11/30/23		1,441	1,447,809
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00% 1.00% Floor), 6.55%, 11/28/21		527	533,630

			1,981,439
Insurance — 0.9%
Alliant Holdings I, Inc., 2015 Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 08/12/22		739	742,280
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.38%, 01/25/24		619	621,844
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.50%), 5.15%, 10/22/24		448	450,690
Davis Vision Inc., 1st Lien Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.49%, 12/02/24		605	601,975
Hub International Ltd., Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.70%, 10/02/20		659	661,365
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 03/01/21		1,131	1,129,974

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Insurance (continued)
2nd Lien Term Loan, (1 mo. LIBOR + 5.75% 1.00% Floor), 7.40%, 02/28/22	USD	765	$768,351
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 06/22/23(a)		384	385,744

			5,362,223
Internet & Direct Marketing Retail — 0.1%
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 08/18/23		538	539,252

Internet Software & Services — 0.5%
Go Daddy Operating Company LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 3.90%, 02/15/24		1,183	1,185,316
GTT Communications, Inc., 2017 Add on Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.94%, 01/09/24		160	161,232
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 05/01/24		294	295,455
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (2 mo. LIBOR + 3.00% 1.00% Floor), 4.79%, 11/03/23		1,047	1,049,544
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75% 1.00% Floor), 5.40%, 05/06/24		468	467,795

			3,159,342
IT Services — 2.1%
Access CIG LLC(p):
2018 1st Lien Term Loan, 02/15/25		159	159,734
2018 Delayed Draw Term Loan, 02/27/25		33	33,249
2018 2nd Lien Term Loan, 02/02/26		63	63,354
2018 2nd Lien Delayed Draw Term loan, 02/27/26		12	11,787
Altran Technologies SA, 1st Lien Term Loan, 01/17/25(p)		215	216,344
First Data Corp.:
2024 Term Loan, (1 mo. LIBOR + 2.25%), 3.87%, 04/26/24		3,345	3,350,831
Term Loan A, (1 mo. LIBOR + 1.75%), 3.37%, 06/02/20		129	129,548
Optiv Security, Inc.:
1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.88%, 02/01/24		1,226	1,166,223
2nd Lien Term Loan, (3 mo. LIBOR + 7.25% 1.00% Floor), 8.88%, 02/01/25(a)		335	310,355
Peak 10 Holding Corp.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 08/01/24		694	695,740
2nd Lien Term Loan, (3 mo. LIBOR + 7.25% 1.00% Floor), 9.02%, 08/01/25		513	514,795
Sabre Global Inc., Incremental Term Loan B, (1 mo. LIBOR + 2.25% 1.00% Floor), 3.90%, 02/22/24		894	895,997
TKC Holdings, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 4.25% 1.00% Floor), 5.91%, 02/01/23		725	733,285
2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.00% 1.00% Floor), 9.78%, 02/01/24		510	513,060
Trans Union LLC, Term Loan B3, (1 mo. LIBOR + 2.00%), 3.65%, 04/10/23		1,137	1,139,930
Vantiv LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.59%, 10/14/23		514	516,871
VF Holding Corp., Reprice Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 06/30/23		1,442	1,454,365

Security	Par (000)		Value
IT Services (continued)
WEX, Inc., 2017 Term Loan B2, (3 mo. LIBOR + 2.25%), 3.90%, 06/30/23	USD	1,252	$1,259,599

			13,165,067
Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 08/30/24		180	180,911
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00% 1.00% Floor), 8.65%, 08/30/25		130	130,082
Parexel International Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 09/27/24		389	388,234

			699,227
Machinery — 0.6%
Clark Equipment Co., 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.19%, 05/18/24		355	355,663
Columbus McKinnon Corp., 2018 Term Loan B, (OR + 2.50% 1.00% Floor), 4.12%, 01/31/24		89	89,486
Gardner Denver, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.75%), 4.44%, 07/30/24		887	889,143
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.15%, 08/05/24		493	494,455
Infiltrator Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.69%, 05/27/22		754	760,204
Mueller Water Products, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.15%, 11/25/21(a)		296	298,130
Rexnord LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.85%, 08/21/24		381	382,919
Signode Industrial Group US, Inc., Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 05/04/21		75	75,245
Tecomet, Inc., 2017 Repriced Term Loan, (PRIME + 2.50%), 5.28%, 05/01/24		630	634,850

			3,980,095
Media — 3.1%
Altice Financing SA, 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 4.47%, 01/31/26		83	82,104
Altice US Finance I Corp., 2017 Term Loan, (1 mo. LIBOR + 2.25%), 3.90%, 07/28/25		2,188	2,183,901
Cable One, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.95%, 05/01/24(a)		259	259,347
CBS Radio, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.75%), 4.62%, 11/17/24		375	376,626
Charter Communications Operating LLC:
2017 Term Loan A2, 03/31/23 (p)		1,043	1,041,553
2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.65%, 04/30/25		1,795	1,798,896
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 3.84%, 07/17/25		1,492	1,488,007
2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.14%, 01/25/26		460	460,382
DHX Media Ltd., Term Loan B, (1 mo. LIBOR + 3.75% 1.00% Floor), 5.40%, 12/29/23(a)		279	278,948
Getty Images, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 5.19%, 10/18/19		102	97,260
Gray Television, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.83%, 02/07/24		500	503,091
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 05/31/21		202	189,870

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
iHeartCommunications, Inc.:
Extended Term Loan E, (3 mo. LIBOR + 7.50%), 9.19%, 07/30/19	USD	215	$170,577
Term Loan D, (3 mo. LIBOR + 6.75%), 8.44%, 01/30/19		1,552	1,231,901
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (3 mo. LIBOR + 4.50% 1.00% Floor), 6.46%, 01/14/24		583	593,868
Lamar Media Corp., 2018 Term Loan B, 3.85%, 02/16/25		240	241,200
Learfield Communications LLC(a):
2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 12/01/23		593	598,598
2017 1st Lien Term Loan, 12/01/23 (p)		202	204,233
Mission Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.50%), 4.07%, 01/17/24		64	64,508
Nexstar Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.50%), 4.07%, 01/17/24		505	506,670
Numericable Group SA, Term Loan B12, (3 mo. LIBOR + 3.00%), 4.72%, 01/31/26		257	247,061
PSAV Holdings LLC, 2018 1st Lien Term Loan, 02/21/25 (p)		315	315,787
Radiate Holdco LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.57%, 02/01/24		447	445,812
SBA Senior Finance II LLC, Term Loan B1, (1 mo. LIBOR + 2.25%), 3.90%, 03/24/21		672	674,286
Sinclair Television Group Inc., 2017 Term Loan B, 12/12/24(p)		387	387,484
Trader Corp., 2017 Term Loan B, (OR + 3.00% 1.00% Floor), 4.69%, 09/28/23		517	516,370
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 4.65%, 01/27/24		1,222	1,222,195
Unitymedia Finance LLC, Term Loan B, (1 mo. LIBOR + 2.25%), 3.84%, 09/30/25		691	689,708
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.09%, 01/15/26(p)		1,795	1,800,726
William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 05/06/21		109	109,581
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.09%, 04/15/25		435	430,841

			19,211,391
Metals & Mining — 0.1%
AMG Advanced Metallurgical Group NV, 2018 Term Loan B, 01/29/25(p)		295	296,661
WireCo WorldGroup, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.48%, 09/30/23		232	234,285

			530,946
Multiline Retail — 0.1%
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 09/30/22		966	929,367

Oil, Gas & Consumable Fuels — 1.4%
BCP Raptor LLC, Term Loan B, (1 mo. LIBOR + 4.25% 1.00% Floor), 6.04%, 06/24/24		567	571,120
BCP Renaissance Parent LLC, 2017 Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.77%, 10/31/24		499	503,079
California Resources Corp.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.34%, 12/31/22(p)		651	658,324
Second Out Term Loan, (1 mo. LIBOR + 10.37%), 11.97%, 12/31/21		745	840,062

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.50% 1.00% Floor), 9.44%, 08/23/21	USD	962	$1,024,052
CONSOL Energy, Inc.:
1st Lien Term Loan A, (3 mo. LIBOR + 4.50%), 6.49%, 11/26/21(a)		125	124,844
1st Lien Term Loan B, (3 mo. LIBOR + 6.00% 1.00% Floor), 7.99%, 10/26/22		260	265,632
EG Group Ltd., 2018 Term Loan B, 01/19/25(p)		255	254,873
EWT Holdings III Corp., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 4.69%, 12/20/24		272	274,577
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, 02/17/25(p)		540	540,340
Medallion Midland Acquisition LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 10/30/24(a)		545	546,363
MEG Energy Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.20%, 12/31/23		744	743,098
PowerTeam Services LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 7.25% 1.00% Floor), 8.94%, 11/06/20		275	275,228
Ultra Resources, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.59%, 04/12/24		476	473,858
Veresen Midstream LP, Reprice Term Loan B, (3 mo. LIBOR + 3.00%), 4.69%, 03/31/22		810	814,906
Vine Oil & Gas LP, Term Loan B, (1 mo. LIBOR + 6.87% 1.00% Floor), 8.52%, 12/12/21(a)		383	383,000
Woodford Express LLC, 2018 Term Loan B, (1 mo. LIBOR + 5.00% 1.00% Floor), 6.65%, 01/17/25		360	356,850

			8,650,206
Personal Products — 0.4%
Clover Merger Sub, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 09/26/24(a)		1,197	1,152,113
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.75% 1.00% Floor), 9.40%, 09/26/25		544	511,360
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.50%), 4.40%, 01/26/24		801	805,835

			2,469,308
Pharmaceuticals — 0.7%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 5.94%, 04/16/21(a)		759	749,643
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 3.72%, 01/31/25		1,230	1,235,020
Jaguar Holding Co. II, 2017 Term Loan, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 08/18/22		1,527	1,530,700
Valeant Pharmaceuticals International, Inc., Series F4 Term Loan B, (1 mo. LIBOR + 3.50%), 5.08%, 04/01/22		928	938,443

			4,453,806
Professional Services — 0.4%
Cast and Crew Payroll LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%), 4.70%, 09/27/24		745	749,685
Information Resources, Inc., 1st Lien Term Loan, (OR + 4.25% 1.00% Floor), 6.19%, 01/18/24		343	344,447
ON Assignment, Inc., 2018 Term Loan B, 02/20/25(p)		367	368,664
SIRVA Worldwide, Inc., 2016 Term Loan, (1 Week LIBOR + 6.50% 1.00% Floor), 8.20%, 11/14/22(a)		230	231,351

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Professional Services (continued)
Sterling Infosystems, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 06/20/22(a)	USD	735	$738,899

			2,433,046
Real Estate Investment Trusts (REITs) — 0.3%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50% 1.00% Floor), 4.15%, 03/24/24		247	248,265
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.25%), 3.90%, 04/25/23		1,375	1,380,718
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 4.07%, 05/11/24		407	408,707

			2,037,690
Real Estate Management & Development — 0.4%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 04/18/24		1,120	1,124,438
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 3.83%, 02/08/25		812	815,476
SMG Holdings Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.89%, 01/23/25		305	307,287

			2,247,201
Road & Rail — 0.3%
PODS LLC, Term Loan B3, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.58%, 12/06/24(a)		1,189	1,196,451
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 06/13/23		443	440,030

			1,636,481
Semiconductors & Semiconductor Equipment — 0.1%
Cavium, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.90%, 08/16/22(a)		235	235,267
MaxLinear, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.09%, 05/12/24(a)		138	138,000
Microsemi Corp., 2017 1st Lien Term Loan B, (2 mo. LIBOR + 2.00%), 3.74%, 01/15/23		145	145,921
ON Semiconductor Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.65%, 03/31/23		167	167,381

			686,569
Software — 4.1%
Almonde, Inc.:
1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.48%, 06/13/24		632	631,364
2nd Lien Term Loan, (3 mo. LIBOR + 7.25% 1.00% Floor), 9.23%, 06/13/25		178	176,565
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.94%, 09/19/24		643	646,764
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00% 1.00% Floor), 8.69%, 09/19/25		160	164,674
Aptean, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.25% 1.00% Floor), 5.95%, 12/20/22		377	378,877
Barracuda Networks, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 5.06%, 02/12/25		310	311,485
BMC Software Finance, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.90%, 09/10/22		1,402	1,405,395
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 04/27/24		292	293,140
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75% 1.00% Floor), 8.40%, 04/27/25		248	251,844

Security	Par (000)		Value
Software (continued)
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.65%, 09/07/23	USD	878	$877,529
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.02%, 05/28/24		874	875,269
DTI Holdco, Inc., 2016 Term Loan B, (3 mo. LIBOR + 5.25% 1.00% Floor), 7.02%, 09/30/23		505	508,356
Flexera Software LLC, 2018 1st Lien Term Loan, 01/23/25(p)		195	195,427
Hyland Software, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.90%, 07/01/22		441	443,745
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.65%, 07/07/25		190	193,563
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.44%, 02/01/22		1,362	1,362,851
Informatica Corp., 2018 Term Loan, (3 mo. LIBOR + 3.25%), 4.94%, 08/05/22		1,063	1,068,193
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.00% 1.00% Floor), 6.69%, 04/01/21		374	373,901
Kronos, Inc.:
2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.30%, 11/01/23		1,278	1,286,171
2nd Lien Term Loan, (3 mo. LIBOR + 8.25% 1.00% Floor), 10.02%, 11/01/24		615	630,885
MA FinanceCo. LLC, Term Loan B3, (1 mo. LIBOR + 2.75%), 4.40%, 06/21/24		90	90,477
McAfee LLC, 2017 Term Loan B, (1 mo. LIBOR + 4.50% 1.00% Floor), 6.15%, 09/30/24		628	631,341
Mitchell International, Inc.(p):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.94%, 11/29/24		1,258	1,260,899
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.94%, 11/20/25		400	402,400
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.04%, 04/26/24		398	392,166
Project Leopard Holdings, Inc., Term Loan B, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.19%, 07/07/23		279	280,261
Seattle Spinco, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%), 4.40%, 06/21/24		610	611,013
SolarWinds Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 02/05/23		906	908,512
Solera LLC, Term Loan B, (1 Week LIBOR + 3.25% 1.00% Floor), 4.90%, 03/03/23		1,412	1,414,866
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.94%, 09/30/22		1,601	1,602,790
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, 07/08/22(p)		595	595,855
SS&C Technologies Inc., 2018 Term Loan B3, 3.94%, 07/08/22		1,669	1,671,260
SS&C Technologies, Inc.:
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 3.90%, 07/08/22		1,179	1,184,253
2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 3.90%, 07/08/22		20	19,972
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 4.65%, 05/01/24		1,184	1,186,650
TIBCO Software, Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 12/04/20		1,031	1,033,404
Veritas Bermuda Ltd., Repriced Term Loan B, (3 mo. LIBOR + 4.50% 1.00% Floor), 6.19%, 01/27/23		256	254,447

			25,616,564

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Specialty Retail — 0.6%
Academy Ltd., 2015 Term Loan B, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.49%, 07/01/22	USD	639	$509,628
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.50%), 4.29%, 11/07/24		762	765,810
Leslie’s Poolmart, Inc., 2016 Term Loan, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.28%, 08/16/23		246	246,154
Michaels Stores, Inc., 2016 Term Loan B1, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 01/30/23		401	402,598
National Vision, Inc., 2017 Repriced Term Loan, (1 mo. LIBOR + 2.75%), 4.40%, 11/20/24		107	107,399
Party City Holdings Inc., 2018 Term Loan B, (3 mo. LIBOR + 2.75%), 4.53%, 08/19/22		200	200,272
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.77%, 01/26/23		279	193,526
PetSmart, Inc., Term Loan B2, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.57%, 03/11/22		58	47,735
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.13%, 12/20/24		395	390,556
Staples, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.79%, 09/12/24		260	257,938
TruGreen LP, 2017 Term Loan, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.54%, 04/13/23		381	384,453

			3,506,069
Technology Hardware, Storage & Peripherals — 0.2%
Western Digital Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.60%, 04/29/23		1,343	1,348,869

Textiles, Apparel & Luxury Goods — 0.1%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25% 1.00% Floor), 6.94%, 08/12/22(a)		708	710,658
Varsity Brands, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 12/15/24		165	166,754

			877,412
Thrifts & Mortgage Finance — 0.1%
IG Investment Holdings LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 10/29/21		829	837,497

Trading Companies & Distributors — 0.4%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.83%, 01/02/25(p)		1,018	1,022,245
HD Supply, Inc.:
Term Loan B3, (3 mo. LIBOR + 2.25%), 3.94%, 08/13/21		817	820,217
Term Loan B4, (3 mo. LIBOR + 2.50%), 4.19%, 10/17/23		223	224,146
Nexeo Solutions LLC, 2017 Repriced Term Loan, (3 mo. LIBOR + 3.25%), 4.94%, 06/09/23		108	109,575
Oxbow Carbon LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%), 5.40%, 01/04/23(a)		150	151,500
Pro Mach Group, Inc., 2018 Term Loan B, 4.96%, 02/26/25		355	355,888

			2,683,571
Transportation — 0.2%
Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.67%, 06/15/23(a)		220	223,300
Gruden Acquisition, Inc., 2017 Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.19%, 08/18/22		256	258,282
Prometric Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.77%, 01/29/25		125	125,781

Security	Par (000)		Value
Transportation (continued)
Safe Fleet Acquisition, Corp.:
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.78%, 01/22/25	USD	475	$475,594
2018 2nd Lien Term Loan, (3 mo. LIBOR + 6.75% 1.00% Floor), 8.53%, 01/22/26		215	216,612

			1,299,569
Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.47%, 11/28/24		224	226,401

Wireless Telecommunication Services — 0.8%
GEO Group, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.95%, 03/22/24		646	648,449
Ligado Networks LLC:
2015 2nd Lien Term Loan, 13.82%, 12/07/20		35	19,152
PIK Exit Term Loan (9.75% PIK), 5.53%, 12/07/20		2,322	2,137,051
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 3.60%, 12/20/24		1,873	1,881,506

			4,686,158

Total Floating Rate Loan Interests — 38.6% (Cost — $240,372,763)			240,636,586

Foreign Agency Obligations — 4.4%
Argentine Republic Government International Bond:
5.63%, 01/26/22(g)		326	332,031
7.50%, 04/22/26(g)		3,008	3,212,544
6.88%, 01/26/27(g)		765	777,248
5.88%, 01/11/28		124	115,878
7.63%, 04/22/46(g)		2,422	2,402,624
Bahrain Government International Bond, 6.75%, 09/20/29(d)		200	190,250
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/18(l)	BRL	1,000	301,542
Cyprus Government International Bond, 4.63%, 02/03/20(d)	EUR	2,600	3,446,283
Egypt Government International Bond:
5.75%, 04/29/20	USD	882	909,448
8.50%, 01/31/47(d)		227	254,135
Iceland Government International Bond, 5.88%, 05/11/22		3,030	3,376,746
Indonesia Government International Bond, 4.75%, 01/08/26		395	411,810
Lebanon Government International Bond, 6.85%, 03/23/27		455	428,838
Mexican Bonos:
8.00%, 06/11/20	MXN	24	128,448
7.50%, 06/03/27		40	210,064
Portugal Government International Bond, 5.13%, 10/15/24(d)	USD	3,190	3,384,526
Republic of South Africa Government International Bond:
5.50%, 03/09/20		407	422,466
5.88%, 05/30/22		600	646,506
4.88%, 04/14/26		227	227,540
5.65%, 09/27/47		200	197,020
Russian Federal Bond - OFZ:
6.40%, 05/27/20	RUB	19,750	351,064
7.05%, 01/19/28		40,600	727,569
Russian Foreign Bond - Eurobond:
4.75%, 05/27/26	USD	200	209,744
4.75%, 05/27/26(d)		400	419,488
4.25%, 06/23/27		800	807,562

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Foreign Agency Obligations (continued)
Saudi Government International Bond, 3.63%, 03/04/28	USD	546	$519,519
Turkey Government Bond:
8.50%, 07/10/19	TRY	714	178,523
10.50%, 01/15/20		837	212,800
11.00%, 03/02/22		896	227,683
Turkey Government International Bond:
7.00%, 06/05/20(g)	USD	530	563,676
5.63%, 03/30/21		469	487,498
5.13%, 03/25/22(g)		584	598,016
6.25%, 09/26/22		200	213,350
7.38%, 02/05/25		166	186,086
6.00%, 03/25/27		222	227,417

Total Foreign Agency Obligations — 4.4% (Cost — $26,730,262)			27,305,942

	Shares
Investment Companies — 0.4%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF		81,305	2,236,701

Total Investment Companies — 0.4% (Cost — $2,248,002)			2,236,701

	Par (000)
Non-Agency Mortgage-Backed Securities — 7.1%

Collateralized Mortgage Obligations — 0.9%
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 3A4, 5.50%, 11/25/35	USD	2,418	2,135,390
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 09/25/35		471	469,253
Series 2006-17, Class A2, 6.00%, 12/25/36		1,303	1,111,268
Series 2007-HY5, Class 3A1, 3.40%, 09/25/37(e)		995	946,577
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 3.62%, 10/25/35(e)		739	637,860

			5,300,348
Commercial Mortgage-Backed Securities — 6.0%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.60%, 04/14/33(d)(e)		4,830	4,782,926
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class D, (1 mo. LIBOR + 3.05%), 4.64%, 09/15/27(c)(d)		2,825	2,834,513
Commercial Mortgage Pass-Through Certificates, Series 2014-PAT(c)(d):
Class E, (1 mo. LIBOR + 3.15%), 4.73%, 08/13/27		1,000	1,012,260
Class F, (1 mo. LIBOR + 2.44%), 4.02%, 08/13/27		2,000	2,000,011
Commercial Mortgage Trust:
Series 2013-LC6, Class B, 3.74%, 01/10/46		1,110	1,099,249
Series 2015-3BP, Class A, 3.18%, 02/10/35(d)		5,930	5,831,542
Series 2015-CR22, Class B, 3.93%, 03/10/48(e)		5,000	4,919,755
Core Industrial Trust, Series 2015-TEXW, Class D, 3.85%, 02/10/34(d)(e)		3,615	3,628,368
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, 4.04%, 04/15/50(e)		890	894,995
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.38%, 12/15/34(d)(e)		4,830	4,813,980

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.79%, 07/10/38(e)	USD	559	$559,335
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 02/10/46(d)		1,995	1,987,125
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-NINE, Class A, 2.85%, 10/06/38(d)(e)		800	758,451
WF-RBS Commercial Mortgage Trust, Series 2012-C8:
Class B, 4.31%, 08/15/45		1,085	1,112,893
Class C, 4.89%, 08/15/45(e)		1,395	1,418,852

			37,654,255
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Commercial Mortgage Loan Trust, Series 2015-LC21, Class XA, 0.84%, 07/10/48(e)		15,864	619,582
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class XA, 1.09%, 05/15/47(e)		14,004	611,440

			1,231,022

Total Non-Agency Mortgage-Backed Securities — 7.1% (Cost — $44,382,574)			44,185,625

	Beneficial Interest (000)
Other Interests(q) — 0.0%

Auto Components — 0.0%
Lear Corp. Escrow(a)		1,000	10

IT Services — 0.0%
Millennium Lender Claims(a)(b)		1,779	—

Total Other Interests — 0.0% (Cost — $—)			10

	Par (000)
Preferred Securities — 11.0%

Capital Trusts — 8.8%
Auto Components — 0.1%
General Motors Financial Co., Inc., Series A, 5.75%(e)(k)	USD	352	356,893

Banks — 2.6%
Banco Santander SA, 6.25%(i)(k)		100	127,795
Capital One Financial Corp., Series E, 5.55%(g)(i)(k)		3,000	3,090,900
CIT Group, Inc., Series A, 5.80%(i)(k)		235	237,350
Citigroup, Inc.:
5.90%(g)(i)(k)		5,000	5,162,500
5.95%(g)(i)(k)		1,370	1,421,375
Series P, 5.95%(i)(k)		140	145,530
Series R, 6.13%(g)(i)(k)		950	1,004,036
Cooperatieve Rabobank UA, 6.63%(i)(k)		200	281,286
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.00%(c)(k)		100	92,236
Intesa Sanpaolo SpA, 7.00%(i)(k)		200	271,094
Wells Fargo & Co.(g)(i)(k) :
Series S, 5.90%		3,085	3,219,969
Series U, 5.88%		785	834,557

			15,888,628

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Capital Markets — 1.1%
Goldman Sachs Group, Inc.:
Series M, 5.38%(g)(i)(k)	USD	1,730	$1,768,700
Series P, 5.00%(e)(g)(k)		765	744,054
Morgan Stanley, Series H, 5.45%(g)(i)(k)		2,546	2,603,285
State Street Corp., Series F, 5.25%(g)(i)(k)		1,625	1,685,938
UBS Group AG, 5.75%(i)(k)		200	274,167

			7,076,144
Chemicals — 0.0%
Solvay Finance SA, 5.12%(i)(k)		100	136,335

Diversified Financial Services — 3.4%
ATF Netherlands BV, 3.75%(i)(k)		100	128,389
Bank of America Corp.(g)(i)(k):
Series AA, 6.10%		1,661	1,760,660
Series U, 5.20%		1,250	1,259,375
Series V, 5.13%		510	515,737
Series X, 6.25%		1,929	2,074,061
Credit Agricole SA, 6.50%(i)(k)		100	138,560
Credit Suisse Group AG, 6.25%(i)(k)		200	210,440
HBOS Capital Funding LP, 6.85%(k)		100	102,016
HSBC Holdings PLC, 6.00%(i)(k)		415	423,922
JPMorgan Chase & Co.,:
Series U, 6.13%(g)(i)(k)		6,690	7,071,330
Series V, 5.00%(g)(i)(k)		4,060	4,080,300
Series X, 6.10%(i)(k)		225	238,838
Royal Bank of Scotland Group PLC, 8.63%(i)(k)		400	442,000
Societe Generale SA, 6.00%(d)(g)(i)(k)		2,000	2,043,800
UBS Group Funding Switzerland AG, 5.00%(e)(k)		200	192,897
UniCredit SpA, 6.75%(i)(k)		200	268,581

			20,950,906
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV.(i)(k):
3.75%		100	128,466
4.20%		200	257,405
5.00%		100	131,370

			517,241
Electric Utilities — 0.0%
Enel SpA, 7.75%(i)		100	156,744
Origin Energy Finance Ltd., 4.00%(i)		100	127,795

			284,539
Insurance — 1.5%
Hartford Financial Services Group, Inc., 8.13%(g)(i)		2,500	2,525,000
Prudential Financial, Inc., 5.63%(g)(i)		3,250	3,428,750
Voya Financial, Inc., 5.65%(g)(i)		3,500	3,605,000

			9,558,750
Oil, Gas & Consumable Fuels — 0.0%
Gas Natural Fenosa Finance BV, 3.38%(e)(k)		100	124,398
Repsol International Finance BV, 4.50%(i)		100	134,710

			259,108

Total Capital Trusts — 8.8% (Cost — $53,549,384)			55,028,544

	Shares
Preferred Stocks — 1.8%
Capital Markets — 1.7%
Goldman Sachs Group, Inc., Series J, 5.50%(i)(k)		202,526	5,360,863
Morgan Stanley(i)(k).:
Series F, 6.88%		120,000	3,384,000
Series K, 5.85%		53,253	1,415,998
SCE Trust III, Series H, 5.75%(i)(k)		21,200	561,588

			10,722,449

Security	Shares		Value
Machinery — 0.1%
Stanley Black & Decker, Inc., 5.38%(i)(k)	USD	3,520	$414,832

Wireless Telecommunication Services — 0.0%
CF-B L2 (D) LLC, (Acquired 04/08/15, cost $11,497)(r)		131,224	112,761

Total Preferred Stocks — 1.8% (Cost — $10,606,837)			11,250,042

Trust Preferred — 0.4%
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2 (3 mo. LIBOR US + 5.79%), 7.62, 02/15/40(e)(i)		105,753	2,728,427

Total Trust Preferred — 0.4% (Cost — $2,686,547)			2,728,427

Total Preferred Securities — 11.0%			69,007,013

	Par (000)
U.S. Government Sponsored Agency Securities — 4.5%

Collateralized Mortgage Obligations — 1.0%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 4.62%, 10/25/29(c)	USD	1,600	1,708,873
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44(g)		4,449	4,441,577

			6,150,450
Interest Only Collateralized Mortgage Obligations — 0.4%
Freddie Mac Mortgage-Backed Securities, Class X1(e):
Series K042, 1.05%, 12/25/24		34,535	2,027,101
Series K707, 1.51%, 12/25/18		39,781	305,743

			2,332,844
Mortgage-Backed Securities — 3.1%
Fannie Mae Mortgage-Backed Securities(g):
3.00%, 5/01/30		18,737	18,713,896
5.00%, 07/01/20 - 08/01/23		781	790,433

			19,504,329

Total U.S. Government Sponsored Agency Securities — 4.5% (Cost — $29,024,027)			27,987,623

	Shares
Rights — 0.0%

Electric Utilities — 0.0%
Vistra Energy(a)(b)		18,143	17,054

Total Rights — 0.0% (Cost — $—)			17,054

Warrants — 0.0%

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(a)		2,542	—

Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)(a)		3,100	—

Total Warrants — 0.0% (Cost — $31)			—

Total Long-Term Investments — 141.5% (Cost — $882,494,700)			882,589,839

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.29%(s)(t)	5,451,661	$5,451,661

Total Short-Term Securities — 0.9% (Cost — $5,451,661)		5,451,661

Options Purchased — 0.4% (Cost — $1,724,379)		2,535,812

Total Investments Before Options Written — 142.8% (Cost — $889,670,740)		890,577,312

Options Written — (0.4)% (Premiums Received — $1,665,932)		(2,448,618)

Total Investments, Net of Options Written — 142.4% (Cost — $888,004,808)		888,128,694
Liabilities in Excess of Other Assets — (42.4)%		(264,299,921)

Net Assets — 100.0%		$623,828,773

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Floating rate security. Rate shown is the rate in effect as of period end.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(f)	When-issued security.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Perpetual security with no stated maturity date.
(l)	Zero-coupon bond.
(m)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(n)	Convertible security.
(o)	Variable rate security. Rate shown is the rate in effect as of period end.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(r)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $112,761 and an original cost of $11,497, which was less than 0.05% of its net assets.
(s)	Annualized 7-day yield as of period end.

(t)	During the period ended February 28, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 08/31/17	Shares Purchased		Shares Sold	Shares Held at 02/28/18	Value at 02/28/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,298,832	4,152,829	(b)	—	5,451,661	$5,451,661	$43,081	$28	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	55,000		(55,000)	—	—	34,789	(26,356)	—

						$5,451,661	$77,870	$(26,328)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	2.20%	03/30/17	Open	$152,000	$154,706	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	03/31/17	Open	351,000	357,232	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	04/07/17	Open	127,000	129,213	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	04/07/17	Open	97,008	98,384	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	04/07/17	Open	39,856	40,421	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	04/13/17	Open	219,664	223,419	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	04/19/17	Open	1,565,000	1,591,605	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	04/19/17	Open	673,000	684,441	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	04/19/17	Open	2,983,000	3,021,965	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	04/19/17	Open	57,000	57,966	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	04/20/17	Open	165,000	167,774	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	04/20/17	Open	339,000	344,699	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	05/01/17	Open	468,000	475,669	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	05/12/17	Open	867,000	880,675	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	05/17/17	Open	213,000	216,349	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	05/17/17	Open	283,650	287,293	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	05/17/17	Open	392,038	397,073	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	05/17/17	Open	263,313	266,695	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	1.84%	05/17/17	Open	$423,863	$429,307	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	05/17/17	Open	539,738	546,670	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	05/17/17	Open	320,243	325,278	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	05/17/17	Open	257,550	261,600	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	05/17/17	Open	242,150	245,958	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	05/17/17	Open	190,500	193,496	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	05/17/17	Open	703,010	713,998	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	05/22/17	Open	811,000	823,561	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	05/22/17	Open	1,194,000	1,212,494	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	05/22/17	Open	1,028,000	1,043,923	Capital Trusts	Open/Demand
RBC Capital Markets LLC	1.84	05/22/17	Open	497,900	504,184	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	05/24/17	Open	69,000	70,056	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	05/24/17	Open	1,065,050	1,081,345	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	05/31/17	Open	98,685	100,162	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	06/09/17	Open	519,715	527,286	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.86	06/15/17	Open	390,000	394,616	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.86	06/15/17	Open	576,000	582,817	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	06/15/17	Open	370,000	374,862	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	06/15/17	Open	437,000	443,255	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	06/15/17	Open	238,000	241,407	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	06/15/17	Open	643,000	652,204	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	06/15/17	Open	578,000	586,273	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	06/15/17	Open	865,000	877,382	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	06/15/17	Open	1,088,000	1,103,574	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(1.00)	06/15/17	Open	405,000	402,098	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	06/15/17	Open	1,298,376	1,312,893	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	06/15/17	Open	931,263	941,675	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.80	06/15/17	Open	5,808,781	5,875,808	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.25	06/15/17	Open	2,710,960	2,750,984	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.25	06/15/17	Open	2,128,333	2,159,755	Foreign Agency Obligations	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	808,000	816,899	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	2,504,000	2,531,579	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	3,412,000	3,449,579	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	2,389,000	2,415,312	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	3,510,000	3,548,659	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	424,000	428,670	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	908,000	918,001	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	1,464,000	1,480,124	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	466,000	471,132	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	341,000	344,756	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	1,437,000	1,452,827	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.00	06/19/17	Open	495,000	501,325	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.00	06/19/17	Open	6,379,000	6,460,509	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	2.00	06/19/17	Open	209,000	211,671	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.00	06/19/17	Open	159,000	161,032	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.00	06/19/17	Open	897,000	908,462	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.00	06/19/17	Open	607,000	614,756	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/19/17	Open	326,375	330,988	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/19/17	Open	415,438	421,332	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/19/17	Open	223,808	226,983	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/19/17	Open	363,375	368,531	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/19/17	Open	383,303	388,741	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/19/17	Open	790,215	801,427	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	674,150	681,944	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	253,725	256,658	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	646,750	654,421	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	1,488,375	1,505,581	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	1,741,250	1,761,380	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	437,175	442,229	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	1,204,538	1,218,463	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	2,167,000	2,192,052	Corporate Bonds	Open/Demand

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	1.84%	06/21/17	Open	$348,300	$352,428	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/21/17	Open	231,240	234,483	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/21/17	Open	2,425,000	2,459,145	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/21/17	Open	570,825	578,863	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/21/17	Open	505,575	512,694	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/21/17	Open	221,520	224,639	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/21/17	Open	294,018	298,157	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/22/17	Open	78,725	78,425	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/22/17	Open	300,900	305,015	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/29/17	Open	370,313	374,406	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/29/17	Open	290,700	293,913	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/29/17	Open	97,250	98,325	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/29/17	Open	1,095,488	1,107,597	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/29/17	Open	494,900	500,370	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/29/17	Open	375,938	380,093	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/29/17	Open	1,396,875	1,412,316	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/29/17	Open	970,000	980,722	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/29/17	Open	390,000	395,250	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/29/17	Open	125,625	127,316	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/29/17	Open	688,675	697,945	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/29/17	Open	522,900	529,938	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	06/29/17	Open	394,800	400,114	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	07/10/17	Open	857,000	868,231	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	07/10/17	Open	160,000	161,950	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	07/10/17	Open	194,000	196,364	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	07/24/17	Open	85,000	86,045	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	07/27/17	Open	898,580	909,529	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	07/28/17	Open	216,460	219,039	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	08/01/17	Open	896,610	907,292	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	08/01/17	Open	745,420	754,301	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	08/01/17	Open	625,485	632,937	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	08/01/17	Open	729,000	737,685	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	08/03/17	Open	323,190	326,988	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	08/04/17	Open	1,501,200	1,518,597	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	08/10/17	Open	193,000	195,163	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	08/14/17	Open	475,000	479,337	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	08/15/17	Open	199,000	201,198	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	08/15/17	Open	473,000	478,225	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	08/18/17	Open	858,220	867,469	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	08/23/17	Open	120,840	122,123	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	09/12/17	Open	385,950	389,670	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	09/12/17	Open	589,155	594,834	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	09/12/17	Open	428,750	432,883	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/22/17	Open	625,799	631,631	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/22/17	Open	704,063	710,595	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/26/17	Open	408,030	411,742	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/26/17	Open	462,075	466,279	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/26/17	Open	362,000	365,293	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/26/17	Open	312,900	315,747	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	09/27/17	Open	709,520	715,744	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/28/17	Open	600,066	605,425	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.45	10/03/17	Open	244,000	246,312	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	2.20	10/04/17	Open	417,000	420,500	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	2.20	10/04/17	Open	896,000	903,520	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	10/04/17	Open	340,425	343,282	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.00	10/05/17	Open	683,000	688,175	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	10/05/17	Open	1,389,000	1,399,807	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.07	10/05/17	Open	472,000	475,711	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.07	10/05/17	Open	476,000	479,742	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	(0.50)	10/05/17	Open	277,000	276,438	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	10/06/17	Open	205,303	206,960	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	10/06/17	Open	171,000	172,389	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	2.20%	10/06/17	Open	$749,000	$755,084	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	10/10/17	Open	151,200	152,420	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	10/12/17	Open	320,625	323,177	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.00	10/13/17	Open	131,535	131,535	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	10/13/17	Open	525,113	529,306	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	10/13/17	Open	195,722	197,248	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	10/13/17	Open	93,000	93,740	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	10/16/17	Open	899,000	905,995	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	10/20/17	Open	405,000	408,004	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	10/30/17	Open	36,225	36,196	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	0.00	11/01/17	Open	317,188	317,062	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	11/02/17	Open	1,662,015	1,673,354	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	11/03/17	Open	199,240	199,489	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	11/06/17	Open	283,920	285,795	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/08/17	Open	594,750	598,707	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	11/08/17	Open	1,427,000	1,436,316	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.00	11/08/17	Open	261,398	261,398	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	11/08/17	Open	712,300	716,928	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	11/08/17	Open	863,470	869,080	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	11/08/17	Open	491,620	494,814	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	11/09/17	Open	448,695	451,586	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	11/09/17	Open	537,010	540,470	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/10/17	Open	566,156	569,797	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.00	11/10/17	Open	548,000	551,113	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	11/10/17	Open	101,783	102,422	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	11/13/17	Open	392,000	394,441	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	11/14/17	Open	220,000	221,358	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	11/17/17	Open	433,260	435,817	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	11/28/17	Open	716,250	719,469	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	11/29/17	Open	89,380	89,859	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	11/29/17	Open	656,880	660,401	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	11/30/17	Open	250,000	251,326	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	11/30/17	Open	143,640	144,402	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	185,850	186,766	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	173,470	174,325	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	431,955	434,083	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	259,500	260,778	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	253,590	254,839	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	176,580	177,450	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	167,500	168,325	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	269,765	271,094	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	362,180	363,964	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	389,550	391,469	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	228,150	229,274	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	491,250	493,670	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	277,530	278,897	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	445,050	447,242	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	160,500	161,291	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	192,585	193,534	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/07/17	Open	578,795	581,646	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/08/17	Open	214,200	215,209	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.05	12/14/17	Open	2,990,000	3,002,940	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/14/17	Open	345,000	346,602	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/14/17	Open	379,000	380,760	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/14/17	Open	349,000	350,621	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/14/17	Open	335,000	336,556	Corporate Bonds	Open/Demand
UBS Ltd.	1.75	12/14/17	Open	2,970,000	2,980,973	Capital Trusts	Open/Demand
UBS Ltd.	1.75	12/14/17	Open	2,647,500	2,657,281	Capital Trusts	Open/Demand
UBS Ltd.	1.75	12/14/17	Open	4,800,000	4,817,733	Capital Trusts	Open/Demand
UBS Securities LLC	1.80	12/14/17	Open	3,243,009	3,255,332	Foreign Agency Obligations	Open/Demand
UBS Securities LLC	1.85	12/14/17	Open	3,114,078	3,126,240	Foreign Agency Obligations	Open/Demand
UBS Securities LLC	2.00	12/14/17	Open	270,293	271,434	Corporate Bonds	Open/Demand

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
UBS Securities LLC	2.00%	12/14/17	Open	$2,057,385	$2,066,072	Corporate Bonds	Open/Demand
UBS Ltd.	2.00	12/14/17	Open	265,633	266,754	Corporate Bonds	Open/Demand
UBS Ltd.	2.00	12/14/17	Open	942,938	946,919	Corporate Bonds	Open/Demand
UBS Ltd.	2.00	12/14/17	Open	160,650	161,328	Corporate Bonds	Open/Demand
UBS Ltd.	2.00	12/14/17	Open	770,625	773,879	Corporate Bonds	Open/Demand
UBS Ltd.	2.00	12/14/17	Open	1,665,000	1,672,030	Capital Trusts	Open/Demand
UBS Ltd.	2.00	12/14/17	Open	373,450	375,027	Corporate Bonds	Open/Demand
UBS Ltd.	2.00	12/14/17	Open	307,860	309,160	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.05	12/15/17	Open	2,712,000	2,723,737	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/18/17	Open	290,385	291,692	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.00	12/19/17	Open	867,000	870,420	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.00	12/19/17	Open	1,237,000	1,241,879	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/19/17	Open	1,119,195	1,124,051	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/19/17	Open	716,625	719,734	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/19/17	Open	240,425	241,468	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/19/17	Open	262,975	264,116	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/20/17	Open	66,200	66,483	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/20/17	Open	275,120	276,297	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/20/17	Open	489,880	492,006	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/20/17	Open	500,067	502,237	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/20/17	Open	463,937	465,950	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/20/17	Open	505,500	507,693	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/20/17	Open	476,000	478,065	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	12/20/17	Open	106,275	106,730	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	668,000	670,613	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	329,000	330,287	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	128,000	128,501	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	587,000	589,296	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	1,504,000	1,509,882	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	219,000	219,857	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	195,000	195,763	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	1,485,000	1,490,808	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	1,697,000	1,703,637	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	2,111,000	2,119,256	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	441,000	442,725	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	295,000	296,154	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	1,287,000	1,292,034	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	1,310,000	1,315,124	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	1,724,000	1,730,743	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	2,122,000	2,130,299	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	1,096,000	1,100,287	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/26/17	Open	2,496,000	2,505,762	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	562,000	564,164	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	286,000	287,101	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	549,000	551,114	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	539,000	541,075	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	814,000	817,134	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	945,000	948,638	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	922,000	925,550	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	307,000	308,182	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	33,000	33,127	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	1,007,000	1,010,877	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	593,000	595,283	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	636,215	638,664	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	250,000	250,963	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	397,000	398,528	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	466,000	467,794	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	416,000	417,602	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	466,000	467,794	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	161,000	161,620	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	921,000	924,546	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	781,000	784,007	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	2.20%	12/27/17	Open	$298,000	$299,147	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	421,000	422,621	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	162,000	162,624	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	316,000	317,217	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	992,000	995,819	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	363,000	364,398	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	333,000	334,282	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	440,000	441,694	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	1,145,000	1,149,408	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	646,000	648,487	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	854,000	857,288	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	214,000	214,824	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	12/27/17	Open	222,000	222,855	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	12/28/17	Open	3,351,563	3,363,107	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	12/28/17	Open	1,274,488	1,279,426	Capital Trusts	Open/Demand
UBS Ltd.	2.00	01/04/18	Open	254,023	254,799	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.15	01/08/18	Open	286,425	286,486	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	(0.15)	01/08/18	Open	94,105	94,085	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	(0.30)	01/08/18	Open	223,650	223,555	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/08/18	Open	304,610	305,559	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/08/18	Open	530,245	531,898	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/08/18	Open	263,984	264,823	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	01/09/18	Open	622,000	623,909	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	01/09/18	Open	513,000	514,575	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	01/09/18	Open	654,000	656,007	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	01/09/18	Open	549,000	550,685	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.21	01/09/18	Open	593,000	594,820	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.25	01/09/18	Open	524,000	525,638	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.25	01/09/18	Open	608,000	609,900	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.25	01/09/18	Open	547,000	548,709	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.25	01/09/18	Open	585,000	586,828	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.25	01/09/18	Open	589,000	590,841	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.25	01/09/18	Open	675,000	677,152	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	2.25	01/09/18	Open	610,000	611,944	Capital Trusts	Open/Demand
J.P. Morgan Securities LLC	1.00	01/09/18	Open	248,369	248,714	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	01/11/18	Open	54,366	54,511	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	01/11/18	Open	603,915	605,727	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	01/11/18	Open	655,000	656,790	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	01/11/18	Open	809,000	811,211	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	01/11/18	Open	75,000	75,221	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	01/11/18	Open	400,000	401,179	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/11/18	Open	357,525	358,574	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/11/18	Open	504,885	506,366	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	01/19/18	Open	147,580	147,844	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	01/19/18	Open	216,788	217,209	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	01/19/18	Open	532,950	533,985	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	01/19/18	Open	131,950	132,206	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	01/19/18	Open	316,200	316,814	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/19/18	Open	125,685	125,977	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	(0.50)	01/25/18	Open	128,000	127,940	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	(0.75)	01/25/18	Open	88,000	87,938	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.82	01/26/18	Open	385,000	385,603	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	01/29/18	Open	147,000	147,271	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	01/29/18	Open	1,398,837	1,401,488	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	01/29/18	Open	200,041	200,420	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	01/29/18	Open	1,783,359	1,786,629	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	01/29/18	Open	355,380	356,032	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	01/29/18	Open	814,348	815,841	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/29/18	Open	80,010	80,157	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/29/18	Open	281,880	282,397	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/29/18	Open	491,612	492,513	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	01/30/18	Open	141,075	141,284	Corporate Bonds	Open/Demand

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	1.84%	01/30/18	Open	$1,785,600	$1,788,247	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	01/30/18	Open	288,225	288,652	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/30/18	Open	470,250	471,083	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/30/18	Open	549,400	550,374	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/30/18	Open	425,100	425,853	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/30/18	Open	529,360	530,298	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/30/18	Open	163,350	163,639	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/30/18	Open	1,361,160	1,363,572	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/30/18	Open	260,580	261,042	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/30/18	Open	878,805	880,362	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/30/18	Open	343,400	344,009	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/30/18	Open	167,500	167,797	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/30/18	Open	914,760	916,381	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	01/30/18	Open	113,738	113,939	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.50)	02/01/18	Open	195,911	195,805	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.21	02/02/18	Open	522,000	522,769	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	02/02/18	Open	872,160	873,440	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	02/05/18	Open	112,095	112,253	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	(1.00)	02/08/18	Open	259,200	259,056	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	133,000	133,091	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	630,000	630,431	U.S. Government Sponsored Agency Securities	Up to 30 Days
J.P. Morgan Securities LLC	0.30	02/13/18	Open	92,263	92,274	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.45	02/13/18	Open	168,613	168,644	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	1.56	02/14/18	3/15/18	18,265,000	18,283,857	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.00	02/16/18	Open	219,000	219,110	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	02/16/18	Open	157,000	157,086	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	02/20/18	Open	343,224	343,371	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	1.10	02/21/18	Open	720,521	720,675	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	02/21/18	Open	1,203,692	1,204,061	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	02/21/18	Open	1,478,071	1,478,524	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.87	02/22/18	3/08/18	4,203,001	4,204,529	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets LLC	2.20	02/23/18	Open	112,200	112,200	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.25	02/27/18	Open	418,000	418,000	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	02/28/18	Open	320,306	320,310	Corporate Bonds	Open/Demand

				$266,056,659	$267,872,769

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro Stoxx 50 Index	1	03/16/18	$42	$267
Euro Stoxx 600 Index	1	03/16/18	11	228
Ultra Long U.S. Treasury Bond	7	06/20/18	1,091	3,270

				3,765

Short Contracts:
10-Year U.S. Treasury Note	306	06/20/18	36,734	63,798
10-Year U.S. Ultra Long Treasury Note	73	06/20/18	9,349	(6,268)
Long Gilt Future	1	06/27/18	167	(43)
2-Year U.S. Treasury Note	86	06/29/18	18,272	12,481
5-Year U.S. Treasury Note	178	06/29/18	20,279	36,177

				106,145

				$109,910

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	40,354	EUR	32,500	HSBC Bank PLC	03/05/18	$697
USD	40,583	EUR	32,500	HSBC Bank PLC	03/05/18	926
USD	2,802,427	EUR	2,257,000	HSBC Bank PLC	03/05/18	48,374
USD	2,818,350	EUR	2,257,000	HSBC Bank PLC	03/05/18	64,297
USD	7,339,452	EUR	5,911,000	HSBC Bank PLC	03/05/18	126,689
USD	7,381,154	EUR	5,911,000	HSBC Bank PLC	03/05/18	168,391
USD	2,430,968	GBP	1,713,000	Barclays Bank PLC	03/05/18	72,469
USD	8,319,640	GBP	5,862,498	Barclays Bank PLC	03/05/18	248,015
USD	62,325	GBP	44,000	Nomura International PLC	03/05/18	1,745
USD	554,472	MXN	10,453,000	HSBC Bank PLC	03/05/18	229
USD	108,889	NZD	147,000	Australia and New Zealand Bank Group	03/05/18	2,877
USD	148,401	EUR	119,143	Citibank N.A.	03/19/18	2,863
USD	29,538	EUR	23,929	HSBC Bank PLC	03/19/18	308
CHF	2,321,661	EUR	1,970,000	Citibank N.A.	03/21/18	55,652
EUR	1,930,000	NZD	3,245,516	Goldman Sachs International	03/21/18	17,719
EUR	3,820,000	SEK	38,234,471	Citibank N.A.	03/21/18	46,680
NOK	18,175,418	GBP	1,670,000	Citibank N.A.	03/21/18	1,870
NOK	17,400,000	SEK	17,682,385	Citibank N.A.	03/21/18	67,870
NOK	18,700,000	SEK	18,965,035	Citibank N.A.	03/21/18	77,587
NOK	38,400,000	SEK	38,779,430	Citibank N.A.	03/21/18	179,240
NZD	3,301,205	AUD	3,010,000	Citibank N.A.	03/21/18	42,481
NZD	6,494,969	AUD	5,930,000	Citibank N.A.	03/21/18	77,394
NZD	3,310,000	USD	2,378,301	Australia and New Zealand Bank Group	03/21/18	8,432
USD	7,120,000	CAD	8,939,587	Morgan Stanley & Co. International PLC	03/21/18	150,761
USD	2,380,000	NOK	18,359,106	Bank of America N.A.	03/21/18	53,817
USD	2,380,000	NOK	18,246,810	Citibank N.A.	03/21/18	68,046
USD	2,419,749	NZD	3,310,000	Citibank N.A.	03/21/18	33,016
USD	2,380,000	SEK	19,124,252	Bank of America N.A.	03/21/18	68,972
USD	2,380,000	SEK	19,198,844	Citibank N.A.	03/21/18	59,958
JPY	259,897,734	NZD	3,320,000	Goldman Sachs International	03/22/18	45,399
EUR	1,940,000	CHF	2,231,762	Morgan Stanley & Co. International PLC	03/23/18	2,981
USD	79,664	EUR	65,000	Bank of America N.A.	04/04/18	160
USD	5,373,044	EUR	4,384,000	Bank of America N.A.	04/04/18	10,802
USD	14,809,301	EUR	11,822,000	Citibank N.A.	04/04/18	349,352
USD	2,412,944	GBP	1,713,000	Citibank N.A.	04/04/18	50,926
USD	8,054,574	GBP	5,822,000	Toronto-Dominion Bank	04/04/18	26,747
USD	106,059	NZD	147,000	Westpac Banking Corp.	04/04/18	73
JPY	634,550,000	AUD	7,400,000	Goldman Sachs International	04/23/18	220,981
USD	181,000	ARS	3,710,500	Deutsche Bank AG	05/02/18	2,482
USD	4,720,000	SEK	37,885,080	Goldman Sachs International	07/25/18	97,028

						2,554,306

EUR	143,072	USD	179,452	Barclays Bank PLC	03/19/18	(4,685)
AUD	5,920,000	CAD	5,901,281	Morgan Stanley & Co. International PLC	03/21/18	(2,446)
AUD	2,960,000	NZD	3,221,906	Citibank N.A.	03/21/18	(24,136)
AUD	2,970,000	NZD	3,230,698	Citibank N.A.	03/21/18	(22,709)
AUD	3,010,000	NZD	3,277,977	Citibank N.A.	03/21/18	(25,732)
CAD	2,858,569	AUD	2,910,000	Citibank N.A.	03/21/18	(31,720)
CAD	2,929,796	AUD	3,010,000	JPMorgan Chase Bank N.A.	03/21/18	(53,863)
CAD	2,945,693	NZD	3,320,000	BNP Paribas S.A.	03/21/18	(97,503)
CAD	2,964,774	NZD	3,310,000	BNP Paribas S.A.	03/21/18	(75,417)
CAD	2,921,237	USD	2,370,000	Citibank N.A.	03/21/18	(92,625)
CAD	5,934,104	USD	4,750,000	Citibank N.A.	03/21/18	(123,815)
CHF	2,249,570	EUR	1,960,000	Citibank N.A.	03/21/18	(8,594)
CHF	4,442,096	EUR	3,860,000	State Street Bank and Trust Co.	03/21/18	(4,389)
EUR	1,990,000	CHF	2,325,072	BNP Paribas S.A.	03/21/18	(34,835)
EUR	3,920,000	CHF	4,600,053	BNP Paribas S.A.	03/21/18	(89,845)
EUR	1,880,000	CHF	2,208,779	Citibank N.A.	03/21/18	(45,879)
EUR	1,920,000	GBP	1,704,342	Bank of America N.A.	03/21/18	(2,619)
GBP	1,696,296	EUR	1,920,000	State Street Bank and Trust Co.	03/21/18	(8,468)
GBP	1,670,000	NOK	18,323,413	Citibank N.A.	03/21/18	(20,622)
GBP	1,750,000	USD	2,444,030	State Street Bank and Trust Co.	03/21/18	(32,762)

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	18,443,374	USD	2,380,000	Bank of America N.A.	03/21/18	$(43,140)
NOK	18,665,845	USD	2,380,000	Bank of America N.A.	03/21/18	(14,952)
NZD	6,630,000	CAD	6,185,411	Goldman Sachs International	03/21/18	(41,425)
NZD	3,240,307	EUR	1,930,000	HSBC Bank PLC	03/21/18	(21,475)
SEK	18,391,414	EUR	1,860,000	Bank of America N.A.	03/21/18	(49,964)
SEK	19,198,705	EUR	1,960,000	Barclays Bank PLC	03/21/18	(74,582)
SEK	18,717,615	NOK	18,295,000	Bank of America N.A.	03/21/18	(56,171)
SEK	19,182,956	NOK	18,800,000	Bank of America N.A.	03/21/18	(63,924)
SEK	19,217,082	NOK	18,990,000	Bank of America N.A.	03/21/18	(83,873)
SEK	19,011,204	NOK	18,415,000	Goldman Sachs International	03/21/18	(35,897)
SEK	19,425,305	USD	2,380,000	Citibank N.A.	03/21/18	(32,592)
SEK	19,283,310	USD	2,380,000	Deutsche Bank AG	03/21/18	(49,751)
USD	2,375,266	GBP	1,750,000	Nomura International PLC	03/21/18	(36,001)
NZD	3,320,000	JPY	268,263,669	BNP Paribas S.A.	03/22/18	(123,919)
CHF	2,226,571	EUR	1,940,000	Citibank N.A.	03/23/18	(8,488)
AUD	140,000	JPY	11,682,417	Citibank N.A.	04/23/18	(1,146)
AUD	2,965,000	JPY	259,738,447	Citibank N.A.	04/23/18	(140,183)
AUD	1,910,000	JPY	163,358,155	Goldman Sachs International	04/23/18	(53,045)
AUD	2,385,000	JPY	204,797,803	Morgan Stanley & Co. International PLC	04/23/18	(73,894)
ARS	3,724,980	USD	181,000	Citibank N.A.	05/02/18	(1,785)
SEK	14,986,611	USD	1,875,000	Barclays Bank PLC	07/25/18	(46,241)
SEK	22,563,411	USD	2,845,000	Goldman Sachs International	07/25/18	(91,673)

						(1,946,785)

						$607,521

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 04/18/28	2.75	Semi-annual	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	04/16/18	2.75	USD	1,925	$31,779
10-Year Interest Rate Swap, 04/18/28	2.75	Semi-annual	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	04/16/18	2.75	USD	600	9,905
10-Year Interest Rate Swap, 05/20/28	2.82	Semi-annual	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	05/18/18	2.82	USD	3,000	45,586

										$87,270

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date		Exercise Price	Notional Amount (000)		Value
Put
CHF Currency	UBS AG	—	03/20/18	CHF	8.08	CHF	36,450	$14,744
CHF Currency	UBS AG	—	03/20/18	CHF	7.98	CHF	54,670	5,152
USD Currency	Barclays Bank PLC	—	03/20/18	USD	7.90	USD	37,980	4,558
USD Currency	Goldman Sachs International	—	03/20/18	USD	7.75	USD	56,970	399
AUD Currency	Goldman Sachs International	—	04/19/18	AUD	85.50	AUD	47,480	1,301,415
AUD Currency	Goldman Sachs International	—	04/19/18	AUD	84.00	AUD	47,480	801,869
AUD Currency	Morgan Stanley & Co. International PLC	—	04/23/18	AUD	1.09	AUD	21,980	216,676
AUD Currency	UBS AG	—	04/23/18	AUD	1.07	AUD	21,980	103,729
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	46	12/14/19	USD	942.86	USD	—	—

								$2,448,542

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW)

OTC Options Written

Description	Counterparty	Expiration Date		Exercise Price	Notional Amount (000)		Value
Put
CHF Currency	UBS AG	03/20/18	CHF	7.98	CHF	54,670	$(5,152)
CHF Currency	UBS AG	03/20/18	CHF	8.08	CHF	36,450	(14,782)
USD Currency	Barclays Bank PLC	03/20/18	USD	7.75	USD	56,970	(399)
USD Currency	Goldman Sachs International	03/20/18	USD	7.90	USD	37,980	(4,596)
AUD Currency	Goldman Sachs International	04/19/18	AUD	84.00	AUD	47,480	(801,869)
AUD Currency	Goldman Sachs International	04/19/18	AUD	85.50	AUD	47,480	(1,301,415)
AUD Currency	Morgan Stanley & Co. International PLC	04/23/18	AUD	1.07	AUD	21,980	(103,729)
AUD Currency	UBS AG	04/23/18	AUD	1.09	AUD	21,980	(216,676)

							$(2,448,618)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC+	USD	75	$(478)	$(2,389)	$1,911
Dow Jones Markit CDX North America High Yield Index, Series 29, Version 1	5.00	Quarterly	12/20/22	B	USD	2,587	200,592	158,321	42,271
Markit iTraxx XO, Series 28, Version 1	5.00	Quarterly	12/20/22	BB-	EUR	200	27,582	25,260	2,322

							$227,696	$$181,192	$46,504

(a)	Using S&P/Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR	Quarterly	2.54%	Semi-annual	N/A	09/04/24	USD	18,700	$(122,018)	$205	$(122,223)
Quarterly	Semi-annual	2.6	3-Month LIBOR	N/A	09/04/24	USD	18,700	52,605	(63,731)	116,336
Quarterly	Semi-annual	2.24	3-Month LIBOR	N/A	08/09/27	USD	17,400	907,073	261	906,812
Quarterly	Semi-annual	3.01	3-Month LIBOR	N/A	02/14/48	USD	6,000	(88,156)	181	(88,337)

								$749,504	$(63,084)	$812,588

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	388	$43,932	$49,113	$(5,181)
CenturyLink, Inc.	1	Quarterly	Goldman Sachs Bank USA	12/20/22	USD	397	44,948	51,570	(6,622)

							$88,880	$100,683	$(11,803)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	20	$3,847	$3,408	$439
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/22	BB+	EUR	20	4,025	3,882	143
Telecom Italia SpA/Milano	1.00	Quarterly	Citibank N.A.	12/20/22	BB+	EUR	30	(420)	(597)	177
Markit CMBX North America, Series 8	3.00	Monthly	Barclays Bank PLC	10/17/57	BBB-	USD	5,000	(767,581)	(517,902)	(249,679)
Markit CMBX North America, Series 8	3.00	Monthly	Credit Suisse International	10/17/57	BBB-	USD	2,500	(383,791)	(255,900)	(127,891)

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CMBX North America, Series 8	3.00%	Monthly	Morgan Stanley & Co. International PLC	10/17/57	BBB-	USD	4,450	$(682,776)	$(606,647)	$(76,129)
Markit CMBX North America, Series 9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	7,550	(894,494)	(951,307)	56,813
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	BBB-	USD	5,000	(592,380)	(553,247)	(39,133)
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	BBB-	USD	5,000	(592,380)	(553,247)	(39,133)
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	BBB-	USD	5,000	(592,380)	(547,204)	(45,176)

								$(4,498,330)	$(3,978,761)	$(519,569)

(a)	Using S&P/Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Derivatives and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$184,228	$(66,120)	$1,069,652	$(210,560)	$—
OTC Derivatives	107,973	(3,986,051)	57,572	(588,944)	—
Options Written	—	—	—	—	(2,448,618)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$495	$—	$115,726	$—	$116,221
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,554,306	—	—	2,554,306
Options purchased
Investments at value — unaffiliated;(b)	—	—	—	2,448,542	87,270	—	2,535,812
Swaps — centrally cleared
Net unrealized appreciation(a)	—	46,504	—	—	1,023,148	—	1,069,652
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	165,545	—	—	—	—	165,545

	$—	$212,049	$495	$5,002,848	$1,226,144	$—	$6,441,536

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	—	—	—	—	6,311	—	6,311
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,946,785	—	—	1,946,785
Options written
Options written at value; Structured options at value	—	—	—	2,448,618	—	—	2,448,618
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	210,560	—	210,560
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,574,995	—	—	—	—	4,574,995

	$—	$4,574,995	$—	$4,395,403	$216,871	$—	$9,187,269

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW)

For the period ended February 28, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,481,817	$—	$3,481,817
Forward foreign currency exchange contracts	—	—	—	(1,606,677)	—	—	(1,606,677)
Options purchased(a)	—	—	—	(2,835,296)	19,311	—	(2,815,985)
Options written	—	—	—	2,706,895	—	—	2,706,895
Swaps	—	517,095	—	—	101,168	—	618,263

	$—	$517,095	$—	$(1,735,078)	$3,602,296	$—	$2,384,313

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$495	$—	$390,499	$—	390,994
Forward foreign currency exchange contracts	—	—	—	443,555	—	—	443,555
Options purchased(b)	—	—	—	(103,133)	82,698	—	(20,435)
Options written	—	—	—	(29,446)	—	—	(29,446)
Swaps	—	89,109	—	—	953,392	—	1,042,501

	$—	$89,109	$495	$310,976	$1,426,589	$—	$1,827,169

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,149,252
Average notional value of contracts — short	$82,601,919
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$183,768,670
Average amounts sold — in USD	$116,843,119
Options:
Average value of option contracts purchased	$1,444,402
Average value of option contracts written	$1,442,258
Average notional value of swaption contracts purchased	$5,562,500
Credit default swaps:
Average notional amount — buy protection	$785,000
Average notional amount — sell protection	$36,057,005
Interest rate swaps:
Average notional amount — pays fixed rate	$39,100,000
Average notional amount — receives fixed rate	$18,700,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets		Liabilities
Futures contracts	$—		$118,364
Forward foreign currency exchange contracts	2,554,306		1,946,785
Options	2,535,812	(a)	2,448,618
Swaps — Centrally cleared	—		123,063
Swaps — OTC(b)	165,545		4,574,995

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$5,255,663		$9,211,825
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—		(241,427)

Total derivative assets and liabilities subject to an MNA	$5,255,663		$8,970,398

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW)

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(e)
Australia and New Zealand Bank Group	$11,309	$—	$—	$—	$11,309
Bank of America N.A.	133,751	(133,751)	—	—	—
Barclays Bank PLC	329,067	(329,067)	—	—	—
Citibank N.A.	1,113,112	(580,623)	—	(340,000)	192,489
Credit Suisse International	3,847	(3,847)	—	—	—
Deutsche Bank AG	2,482	(2,482)	—	—	—
Goldman Sachs Bank USA	51,570	(6,622)	—	—	44,948
Goldman Sachs International	2,484,810	(2,329,920)	—	—	154,890
HSBC Bank PLC	409,911	(21,475)	—	—	388,436
JPMorgan Chase Bank N.A.	136,383	(59,044)	—	—	77,339
Morgan Stanley & Co. International PLC	427,231	(427,231)	—	—	—
Nomura International PLC	1,745	(1,745)	—	—	—
Toronto-Dominion Bank	26,747	—	—	—	26,747
UBS AG	123,625	(123,625)	—	—	—
Westpac Banking Corp.	73	—	—	—	73

	$5,255,663	$(4,019,432)	$—	$(340,000)	$896,231

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)(e)
Bank of America N.A.	$314,643	$(133,751)	$—	$—	$180,892
Barclays Bank PLC	893,488	(329,067)	—	(564,421)	—
BNP Paribas S.A.	421,519	—	—	—	421,519
Citibank N.A.	580,623	(580,623)	—	—	—
Credit Suisse International	2,160,931	(3,847)	—	(2,130,000)	27,084
Deutsche Bank AG	49,751	(2,482)	—	—	47,269
Goldman Sachs Bank USA	6,622	(6,622)	—	—	—
Goldman Sachs International	2,329,920	(2,329,920)	—	—	—
HSBC Bank PLC	21,475	(21,475)	—	—	—
JPMorgan Chase Bank N.A.	59,044	(59,044)	—	—	—
Morgan Stanley & Co. International PLC	1,814,152	(427,231)	—	(1,200,000)	186,921
Nomura International PLC	36,001	(1,745)	—	—	34,256
State Street Bank and Trust Co.	45,619	—	—	—	45,619
UBS AG	236,610	(123,625)	—	—	112,985

	$8,970,398	$(4,019,432)	$—	$(3,894,421)	$1,056,545

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.
(e)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$83,778,692	$1,846,167	$85,624,859
Common Stocks(a)	326,937	36,445	1,454,365	1,817,747
Corporate Bonds	725,364	383,045,081	234	383,770,679
Floating Rate Loan Interests	—	224,335,198	16,301,388	240,636,586
Foreign Agency Obligations	—	27,305,942	—	27,305,942
Investment Companies	2,236,701	—	—	2,236,701

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Limited Duration Income Trust (BLW)

	Level 1	Level 2	Level 3	Total
Non-Agency Mortgage-Backed Securities	$—	$44,185,625	$—	$44,185,625
Other Interests	—	—	10	10
Preferred Securities	13,865,708	55,028,544	—	68,894,252
Rights	—	—	17,054	17,054
U.S. Government Sponsored Agency Securities	—	27,987,623	—	27,987,623
Unfunded Floating Rate Loan Interests(b)	—	1,097	—	1,097
Short-Term Securities	5,451,661	—	—	5,451,661
Options Purchased:
Foreign Currency Exchange Contracts	—	2,448,542	—	2,448,542
Interest Rate Contracts	—	87,270	—	87,270

Subtotal	$22,606,371	$848,240,059	$19,619,218	$890,465,648

Investments Valued at NAV(c)				112,761

Total Investments				$890,578,409

Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$104,076	$—	$104,076
Equity contracts	495	—	—	495
Forward foreign currency contracts	—	2,554,306	—	2,554,306
Interest rate contracts	115,726	1,023,148	—	1,138,874
Liabilities:
Credit contracts	—	(588,944)	—	(588,944)
Forward foreign currency contracts	—	(4,395,403)	—	(4,395,403)
Interest rate contracts	(6,311)	(210,560)	—	(216,871)

	$109,910	$(1,513,377)	$—	$(1,403,467)

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	As of February 28, 2018, certain of the Fund’s investments were fair valued using net asset value (“NAV”) per share as no quoted market value is available and have been excluded from the fair value hierarchy.
(d)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount: or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $267,864,993 are categorized within the disclosure hierarchy.

During the period ended February 28, 2018, there were no transfers between levels.

A reconciliation of Level 3 Investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Rights	Warrants	Unfunded Floating Rate Loan Interests	Grand Total
Assets:
Opening balance, as of August 31, 2017	$2,211,493	$749,053	$1,163,602	$9,460,693	$10	$19,050	$217	$755	$13,604,873
Transfers into Level 3(a)	—	—	—	4,783,363	—	—	—	—	4,783,363
Transfers out of Level 3(b)	(250,000)	—	—	(2,070,763)	—	—	—	—	(2,320,763)
Accrued discounts/premiums	(29,834)	—	—	11,220	—	—	—	—	(18,614)
Net realized gain (loss)	—	—	28,647	49,412	—	—	—	—	78,059
Net change in unrealized appreciation (depreciation)(c)	23,166	705,312	11,633	9,702	—	(1,996)	(217)	(755)	746,845
Purchases	—	—	—	7,309,387	—	—	—	—	7,309,387
Sales	(108,658)	—	(1,203,648)	(3,251,626)	—	—	—	—	(4,563,932)

Closing balance, as of February 28, 2018	$1,846,167	$1,454,365	$234	$16,301,388	$10	$17,054	$—	$—	$19,619,218

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2018(c)	$23,166	$705,313	$(117)	$30,586	$—	$(1,996)	$(217)	$—	$756,735

(a)	As of August 31, 2017, the Fund used observable inputs in determining the value of certain investments. As of February 28, 2018, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.
(b)	As of August 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 1 in the disclosure hierarchy.
(c)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

February 28, 2018

	FRA	BLW

ASSETS
Investments at value — unaffiliated(a)	$824,095,014	$885,125,651
Investments at value — affiliated(b)	2,628,005	5,451,661
Cash	3,506,416	1,210,438
Due from Broker	—	340,000
Cash pledge:
Collateral — reverse repurchase agreements	—	5,199,000
Collateral — OTC derivatives	—	3,970,000
Centrally cleared swaps	276,000	1,163,170
Futures contracts	—	510,480
Foreign currency at value(c)	5,889	2,672,426
Receivables:
Investments sold	10,511,451	5,564,133
Interest — unaffiliated	2,866,880	8,317,196
Dividends — affiliated	2,913	10,112
Swaps	—	11,435
Swap premiums paid	323,981	107,973
Unrealized appreciation on:
Forward foreign currency exchange contracts	46,604	2,554,306
OTC swaps	—	57,572
Unfunded floating rate loan interests	3,403	1,097
Deferred offering costs	30,883	—
Prepaid expenses	13,900	16,499

Total assets	844,311,339	922,283,149

LIABILITIES
Cash received:
Collateral — OTC derivatives	610,000	340,000
Collateral — reverse repurchase agreements	—	10,000
Options written at value(d)	—	2,448,618
Reverse repurchase agreements at value	—	267,872,769
Payables:
Bank borrowings	234,000,000	—
Investments purchased	50,385,384	18,165,080
Investment advisory fees	457,640	372,741
Interest expense	427,560	—
Income dividends	75,353	88,546
Offering costs	24,000	—
Variation margin on centrally cleared swaps	12,424	123,063
Directors’ and Officer’s fees	10,828	399,190
Swaps	—	11,438
Variation margin on futures contracts	—	118,364
Reverse repurchase agreements	—	1,666,203
Other accrued expenses	228,871	316,584
Swap premiums received	—	3,986,051
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	1,946,785
OTC swaps	37,991	588,944
Contingencies(h)	—	—

Total liabilities	286,270,051	298,454,376

NET ASSETS	$558,041,288	$623,828,773

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$629,504,081	$691,017,347
Undistributed (distributions in excess of) net investment income	2,309,904	(309,550)
Accumulated net realized loss	(71,674,329)	(67,601,198)
Net unrealized appreciation (depreciation)	(2,098,368)	722,174

NET ASSETS	$558,041,288	$623,828,773

Netasset value, offering and redemption price per share	$14.99	$16.86

(a) Investments at cost — unaffiliated	$826,297,602	$884,219,079
(b) Investments at cost — affiliated	$2,628,005	$5,451,661
(c) Foreign currency at cost	$5,787	$2,682,507
(d) Premiums received	$—	$1,665,932
(e) Par value per share	$0.100	$0.001
(f) Shares outstanding	$37,232,488	$37,003,854
(g) Shares authorized	200 million	unlimited

(h)	See Note 12 of the Notes to Financial Statements for details of contingencies.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations  (unaudited)

Six Months Ended February 28, 2018

	FRA (a)	BLW

INVESTMENT INCOME
Interest — unaffiliated	$19,600,492	$21,829,493
Dividends — unaffiliated	48,671	374,536
Dividends — affiliated	128,674	77,870
Foreign taxes withheld	—	(947)

Total investment income	19,777,837	22,280,952

EXPENSES
Investment advisory	2,953,233	2,411,563
Custodian	123,638	102,414
Professional	83,612	82,352
Accounting services	52,988	44,694
Transfer agent	31,150	34,376
Directors and Officer	28,202	33,634
Offering costs	24,000	—
Printing	10,328	12,158
Registration	4,917	4,887
Miscellaneous	20,277	58,913

Total expenses excluding interest expense and fees	3,332,345	2,784,991
Interest expense and fees	2,531,075	2,393,421

Total expenses	5,863,420	5,178,412
Less fees waived and/or reimbursed by the Manager	(16,993)	(6,700)

Total expenses after fees waived and/or reimbursed	5,846,427	5,171,712

Net investment income	13,931,410	17,109,240

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	709,694	1,133,730
Investments — affiliated	(67,998)	(26,356)
Futures contracts	—	3,481,817
Forward foreign currency exchange contracts	(62,966)	(1,606,677)
Foreign currency transactions	(30,300)	9,147
Options written	—	2,706,895
Capital gain distributions from investment companies — affiliated	8	28
Swaps	(79,416)	618,263

	469,022	6,316,847

Net change in unrealized appreciation (depreciation) on:
Investments	1,249,208	(13,002,380)
Futures contracts	—	390,994
Forward foreign currency exchange contracts	(5,232)	443,555
Foreign currency translations	(7,654)	(520,238)
Options written	—	(29,446)
Swaps	58,769	1,042,501
Unfunded floating rate loan interests	648	342

	1,295,739	(11,674,672)

Net realized and unrealized gain (loss)	1,764,761	(5,357,825)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$15,696,171	$11,751,415

(a)	Consolidated Statement of Operations through November 30, 2017.

See notes to financial statements.

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	FRA (a)		BLW
	Six Months Ended 02/28/18 (unaudited)	Year Ended 08/31/17	Six Months Ended 02/28/18 (unaudited)	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,931,410	$28,272,606	$17,109,240	$37,454,376
Net realized gain	469,022	3,659,778	6,316,847	7,378,260
Net change in unrealized appreciation (depreciation)	1,295,739	4,076,256	(11,674,672)	8,782,722

Net increase in net assets resulting from operations	15,696,171	36,008,640	11,751,415	53,615,358

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(13,627,091)	(30,307,245)	(17,650,838)	(47,105,906)

NET ASSETS
Total increase (decrease) in net assets	2,069,080	5,701,395	(5,899,423)	6,509,452
Beginning of period	555,972,208	550,270,813	629,728,196	623,218,744

End of period	$558,041,288	$555,972,208	$623,828,773	$629,728,196

Undistributed (distribution in excess of) net investment income, end of period	$2,309,904	$2,005,585	$(309,550)	$232,048

(a)	Consolidated Statements of Changes in Net Assets through November 30, 2017.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Cash Flows  (unaudited)

Six Months Ended February 28, 2018

	FRA (a)	BLW

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$15,696,171	$11,751,415
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	259,359,999	249,031,844
Purchases of long-term investments	(258,465,849)	(263,588,688)
Net proceeds from sales of short-term securities	1,191,449	(4,152,829)
Amortization of premium and accretion of discount on investments	(281,176)	990,310
Paid-in-kind-income	(503,882)	(145,740)
Premiums received from options written	—	4,860,352
Premiums paid on closing options written	—	(865,686)
Net realized gain on investments and options written	(644,993)	(3,814,269)
Net unrealized loss on investments, options written, swaps, unfunded floating rate loan interests and foreign currency translations	(1,206,633)	12,659,343
(Increase) Decrease in Assets:
Cash pledged:
Futures contracts	—	264,775
Collateral — OTC derivatives	—	980,000
Collateral — reverse repurchase agreements	—	(5,199,000)
Centrally cleared swaps	(276,000)	(537,000)
Receivables:
Interest — unaffiliated	(75,392)	319,222
Swaps	—	(11,435)
Dividends — affiliated	(1,261)	(6,267)
Variation margin on futures contracts	—	220
Due from broker	—	(340,000)
Swap premiums paid	(323,981)	(88,276)
Prepaid expenses	(3,989)	(6,078)
Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	610,000	340,000
Collateral — reverse repurchase agreements	—	(770,000)
Payables:
Investment advisory fees	(42,837)	(40,788)
Interest expense and fees	23,513	496,779
Directors’ and Officer’s	1,530	(8,402)
Variation margin on futures contracts	—	11,863
Variation margin on centrally cleared swaps	12,424	87,796
Swaps	—	11,438
Offering costs	24,000	—
Other accrued expenses	(86,322)	9,838
Swap premiums received	—	(27,582)

Net cash provided by operating activities	15,006,771	2,213,155

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(13,640,364)	(17,651,372)
Payments on bank borrowings	(169,000,000)	—
Proceeds from bank borrowings	166,000,000	—
Net borrowing of reverse repurchase agreements	—	16,187,252

Net cash (provided by) used for financing activities	(16,640,364)	(1,464,120)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(41)	$(7,320)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in cash and foreign currency at value	(1,633,634)	741,715
Cash and foreign currency at value at beginning of period	5,145,939	3,141,149

Cash and foreign currency at value at end of period	$3,512,305	$3,882,864

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,507,562	$1,896,642

(a)	Consolidated Statement of Cash Flow through November 30, 2017.

See notes to financial statements.

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	FRA (a)
	Six Months Ended 02/28/18 (Unaudited)		Year Ended August 31,
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$14.93		$14.78	$14.91	$15.38		$15.36	$14.98

Net investment income(b)	0.37		0.76	0.76	0.81		0.87	0.99
Net realized and unrealized gain (loss)	0.06		0.20	(0.14)	(0.47)		0.04	0.42

Net increase from investment operations	0.43		0.96	0.62	0.34		0.91	1.41

Distributions from net investment income(c)	(0.37)		(0.81)	(0.75)	(0.81)		(0.89)	(1.03)

Net asset value, end of period	$14.99		$14.93	$14.78	$14.91	(d)	$15.38	$15.36

Market price, end of period	$14.50		$14.10	$13.70	$12.94		$14.26	$14.96

Total Return(e)
Based on net asset value	3.03	%(f)	6.93%	5.00%	2.88	%(d)	6.45%	9.68%

Based on market price	5.52	%(f)	8.95%	12.14%	(3.71)%		1.33%	5.28%

Ratios to Average Net Assets
Total expenses	2.12	%(g)(h)	1.88%	1.54%	1.56%		1.48%	1.54	%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.12	%(g)(h)	1.88%	1.54%	1.56%		1.48%	1.52	%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.20	%(g)(h)	1.21%	1.14%	1.19%		1.15%	1.15	%(i)(j)

Net investment income	5.04	%(g)(h)	5.08%	5.27%	5.39%		5.65%	6.49%

Supplemental Data
Net assets, end of period (000)	$558,041		$555,972	$550,271	$555,104		$572,463	$571,802

Borrowings outstanding, end of period (000)	$234,000		$237,000	$225,000	$196,000		$235,000	$214,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,386		$3,346	$3,446	$3,832		$3,436	$3,672

Portfolio turnover rate	32%		64%	48%	43%		58%	88%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.
(e)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.52%, 1.52% and 1.15%, respectively.
(j)	The total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs were 1.14%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights

(For a share outstanding throughout each period)

	BLW
	Six Months Ended 02/28/18 (Unaudited)		Year Ended August 31,
			2017	2016	2015 (a)		2014 (a)	2013 (a)
Net asset value, beginning of period	$17.02		$16.84	$17.04	$18.09		$17.54	$17.38

Net investment income(b)	0.46		1.01	1.32	1.16		1.26	1.30
Net realized and unrealized gain (loss)	(0.14)		0.44	(0.22)	(0.92)		0.51	0.25

Net increase from investment operations	0.32		1.45	1.10	0.24		1.77	1.55

Distributions from net investment income(c)	(0.48)		(1.27)	(1.30)	(1.29)		(1.22)	(1.39)

Net asset value, end of period	$16.86		$17.02	$16.84	$17.04	(d)	$18.09	$17.54

Market price, end of period	$15.24		$15.99	$15.74	$14.60		$16.81	$16.89

Total Return(e)
Based on net asset value	2.07	%(f)	9.62%	7.78%	2.23	%(d)	10.77%	9.13%

Based on market price	(1.79	)%(f)	10.18%	17.59%	(5.74)%		6.89%	1.47%

Ratios to Average Net Assets
Total expenses	1.66	%(g)(h)	1.45%	1.21%	1.15%		1.14%	1.12%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.66	%(g)(h)	1.45%	1.21%	1.15%		1.14%	1.12%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.89	%(g)(h)	0.89%	0.89%	0.92%		0.92%	0.90%

Net investment income	5.48	%(g)(h)	6.00%	8.04%	6.65%		7.00%	7.34%

Supplemental Data
Net assets, end of period (000)	$623,829		$629,728	$623,219	$630,388		$669,382	$649,120

Borrowings outstanding, end of period (000)	$267,873		$252,280	$263,445	$264,036		$293,890	$273,347

Portfolio turnover rate	28%		55%	54%	47%		57%	71%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.
(e)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Boards of Directors and Board of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the net asset value (“NAV”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of FRA include the account of FRA Subsidiary, LLC (the “Taxable Subsidiary”). As of period end, the Taxable Subsidiary, which was wholly-owned by FRA, was dissolved. The Taxable Subsidiary enabled FRA to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary were taxable to such subsidiary. There was no tax provision required for income or realized gains during the period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Payment-in-kind interest income is accrued as interest income and is reclassified as payment-in-kind interest income when the additional securities are received.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions,) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (continued)

As of February 28, 2018, certain investments of BLW were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, a fund had the following unfunded floating rate loan interests:

Fund	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
FRA	Convergint Technologies LLC	$62,518	$62,362	$62,401	$39
	Lakeland Tours, LLC	76,087	75,897	76,919	1,022
	Mitchell International, Inc.	319,759	318,160	320,502	2,342
BLW	Convergint Technologies LLC	19,869	19,819	19,832	13
	Lakeland Tours, LLC	25,343	25,280	25,620	340
	Mitchell International, Inc.	101,640	101,132	101,876	744

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended February 28, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the BLW were $254,351,828 and 1.90%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$11,362,010	$(11,362,010)	$—	$—
BNP Paribas S.A.	17,379,601	(17,379,601)	—	—
Citigroup Global Markets, Inc.	19,321,594	(19,321,594)	—	—
Credit Suisse Securities (USA) LLC	13,443,213	(13,443,213)	—	—
Deutsche Bank Securities, Inc.	70,734,868	(70,734,868)	—	—
HSBC Securities (USA), Inc.	32,832,189	(32,832,189)	—	—
J.P. Morgan Securities LLC	5,318,287	(5,318,287)	—	—
RBC Capital Markets LLC	73,546,046	(73,546,046)	—	—
UBS Ltd.	15,215,883	(15,215,883)	—	—
UBS Securities LLC	8,719,078	(8,719,078)	—	—

	$267,872,769	$(267,872,769)	$—	$—

(a)	Net collateral, including accrued interest, with a value of $304,291,153 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions – Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Foreign currency options – Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, FRA pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities.

For such services, BLW pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets. For purposes of calculating this fee, “managed assets” mean the total assets of the Fund minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Distribution Fees: FRA has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of FRA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to FRA’s Distribution Agreement, FRA will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of FRA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL.

Expense Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2018, the amounts waived were as follows:

	FRA	BLW
Amounts waived	$1,067	$2,909

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018 for BLW and through December 31, 2018 for FRA. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended February 28, 2018, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

	FRA	BLW
Amounts waived	$15,926	$3,791

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended February 28, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
BLW	$39,625	$815,271	$9,228

7.	PURCHASES AND SALES

For the six months ended February 28, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases
	FRA	BLW
Non-U.S. Government Securities	$268,653,202	$261,468,289
U.S. Government Securities	—	—

	$268,653,202	$261,468,289

Sales
	FRA	BLW
Non-U.S. Government Securities (includes paydowns)	$260,144,823	$244,797,762
U.S. Government Securities	—	2,831,619

	$260,144,823	$247,629,381

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiary.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of February 28, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of August 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	FRA	BLW
No expiration date(a)	$18,810,432	$36,457,609
2018	51,144,703	37,509,275
2019	2,206,081	—

	$72,161,216	$73,966,884

(a)	Must be utilized prior to losses subject to expiration.

As of February 28, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	FRA	BLW
Tax cost	$828,816,995	$889,720,866

Gross unrealized appreciation	$5,909,758	$20,301,410
Gross unrealized depreciation	(7,898,361)	(19,182,499)

Net unrealized appreciation (depreciation)	$(1,988,603)	$1,118,911

9.	BANK BORROWINGS

FRA is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to FRA. As of period end, FRA has not received any notice to terminate. FRA has granted a security interest in substantially all of its assets to SSB. The SSB Agreement allows for a maximum commitment of $274,000,000.

Advances will be made by SSB to FRA, at FRA’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, FRA paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to FRA as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended February 28, 2018, the average amount of bank borrowings and the daily weighted average interest rates for FRA for loans under the revolving credit agreement were $237,386,740 and 2.15%, respectively.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

BLW is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. FRA is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s shares is $0.001 and $0.10, respectively. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

The Board previously approved each Fund’s participation in an open market share repurchase program that allowed each Fund to purchase, at prevailing market prices, up to 5% of its common shares outstanding as of the close of business on October 28, 2016 through November 30, 2017, subject to certain conditions. On September 6, 2017, the Board approved a renewal of this program. Commencing December 1, 2017, each Fund may purchase through November 30, 2018, up to 5% of its common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. For the six months ended February 28, 2018, the Funds did not repurchase any shares.

For the six months ended February 28, 2018 and for the year ended August 31, 2017, shares issued and outstanding remained constant for both Funds.

FRA filed a final prospectus with the SEC allowing it to issue an additional 3,050,000 Common Shares, through Shelf Offering. Under the Shelf Offering, FRA, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above FRA’s NAV per Common Share (calculated within 48 hours of pricing). FRA has not issued any Common Shares through its Shelf Offering. See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

Initial costs incurred by FRA in connection with its shelf offering are recorded as “Deferred offering cost” on the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

12.	CONTINGENCIES

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the FRA, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that FRA and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that FRA and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. FRA cannot predict the outcome of the lawsuit, or the effect, if any, on FRA’s NAV. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by FRA but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $668,165 for FRA.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
FRA	$0.0610	$0.0610
BLW	0.0795	0.0795

(a)	Net investment income dividend paid on March 29, 2018 to Common Shareholders of record on March 15, 2018.
(b)	Net investment income dividend declared on April 2, 2018, payable to Common Shareholders of record on April 16, 2018.

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2017, Jerrold B. Harris retired as a Director of the Funds.

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an interested Director of the Funds.

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Distributor	Independent Registered Public Accounting Firm
BlackRock Investments, LLC	Deloitte & Touche LLP
New York, NY 10022	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Skadden, Arps, Slate, Meagher & Flom LLP
Boston, MA 02111	Boston, MA 02116

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	83

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

BLW does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s offerings and the information contained in its Statement of Additional Information may have become outdated.

FRA’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Funds from time to time may purchase their common shares in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notices

BLW’s amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

February 28, 2018

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BLW	$0.4770	$—	$—	$—	$0.4770	100%	0%	0%	0%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income". When distributions exceed total return performance, the difference will incrementally reduce the Fund's net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website http://www.blackrock.com.

Shelf Offering Program

From time-to-time, FRA may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, FRA may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow FRA to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
FRA has filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of FRA are not offers to sell FRA Common Shares or solicitation of an offer to buy FRA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of FRA contains important information about FRA, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of FRA carefully and in its entirety before investing. Copies of the final prospectus for FRA can be obtained from BlackRock at http://www.blackrock.com.

ADDITIONAL INFORMATION	85

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CRC	Costa Rican Colon
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	U.S. Dollar

Portfolio Abbreviations

ABS	Asset-Backed Security
ARS	Auction Rate Securities
CLO	Collateralized Loan Obligation
CR	Custodian Receipt
DIP	Debtor-In-Possession
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
OTC	Over-the-Counter
PIK	Payment-In-Kind
Radian	Radian Guaranty, Inc.
S&P	S&P Global Ratings
SO	Special Obligation
SPDR	Standard & Poor’s Depository Receipts

GLOSSARY OF TERMS USED IN THIS REPORT	87

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-2/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
	Number of Shares Purchased
September 1-30, 2017	N/A	N/A	N/A	1,861,624
October 1-31, 2017	N/A	N/A	N/A	1,861,624
November1-30, 2017	N/A	N/A	N/A	1,861,624
December 1-31, 2017	N/A	N/A	N/A	1,861,624
January 1-31, 2018	N/A	N/A	N/A	1,861,624
February 1-28, 2018	N/A	N/A	N/A	1,861,624
Total:	N/A	N/A	N/A	1,861,624

1The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund was authorized to repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (1,861,624 common shares), in open market transactions. On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, which commenced on December 1, 2017. The Fund may repurchase up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-

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3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the semi-annual period ended February 28, 2018. The Fund did not engage in any securities lending activity during the semi-annual period ended February 28, 2018.

BlackRock Floating Rate Income Strategies Fund, Inc.

(1)	Gross income from securities lending activities			$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities			$0
(4)	Net income from securities lending activities			$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: May 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: May 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: May 4, 2018

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